      As filed with the Securities and Exchange Commission on May 30, 2007
                          File Nos. 002-11387/811-00558

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No. ____                  [ ]
                        Post-Effective Amendment No. 103                     [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                             Amendment No. ________                          [X]

                       THE HARTFORD MUTUAL FUNDS II, INC.
               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (860) 843-9934

                          Edward P. Macdonald, Esquire
                   The Hartford Financial Services Group, Inc.
                          Life Law - Mutual Funds Unit
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                              Boston, MA 02116-5021

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 31, 2007 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (Date) pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ]  on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE HARTFORD MUTUAL FUNDS

                               CLASS I SHARES

                               PROSPECTUS
                               MAY 31, 2007

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND                   THE HARTFORD HIGH YIELD FUND
EXCHANGE COMMISSION HAS NOT APPROVED OR                        THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
DISAPPROVED THESE SECURITIES OR PASSED UPON THE                THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION                THE HARTFORD STRATEGIC INCOME FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                         THE HARTFORD TAX-FREE NATIONAL FUND
                                                               THE HARTFORD VALUE FUND

                               THE HARTFORD MUTUAL FUNDS
                               P.O. BOX 64387
                               ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS
--------------------------------------------------------------------------------


A summary of each fund's                  The Hartford High Yield Fund                                           3
goals, principal strategies,              The Hartford High Yield Municipal Bond Fund                            6
main risks, performance and               The Hartford International Small Company Fund                          8
expenses                                  The Hartford Strategic Income Fund                                    11
                                          The Hartford Tax-Free National Fund                                   14
                                          The Hartford Value Fund                                               18

Description of other                      Investment strategies and investment matters                          21
investment strategies and                 Terms used in this Prospectus                                         23
investment risks

Investment manager and                    Management of the funds                                               25
management fee information

Information on your account               About your account                                                    30
                                          Class I share investor requirements                                   30
                                          Choosing a share class                                                30
                                          Compensation to Broker-Dealers, Financial
                                          Institutions and Other Persons                                        30
                                          Opening an account                                                    32
                                          Buying shares                                                         34
                                          Selling shares                                                        34
                                          Transaction policies                                                  35
                                          Dividends and account policies                                        37

Further information on the                Financial highlights                                                  39
funds                                     Fees Paid Indirectly                                                  40
                                          Payments From Affiliate                                               40
                                          Fund code, CUSIP number and symbol                                    41
                                          For more information                                          back cover


THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class I shares of the funds. Each of the funds offers Class A, Class B and Class C shares pursuant to a prospectus describing such classes. Each of the funds, except High Yield Municipal Bond Fund and Strategic Income Fund also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing these classes. In addition, Tax-Free National Fund offers Class L shares to certain qualified investors pursuant to a separate prospectus describing that class. In addition, High Yield Fund and Value Fund offer Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to separate prospectuses describing these classes.


The Hartford Tax-Free National Fund is a series of The Hartford Mutual Funds II, Inc. Each of the other funds are series of The Hartford Mutual Funds, Inc.


Each of the funds, except the High Yield Municipal Bond Fund, is a diversified open-end management investment company and the High Yield Municipal Bond Fund is a non-diversified open-end management investment company.

Information on each fund can be found on the pages following this introduction.


The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.


THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The Fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The Fund may invest in bonds of any maturity although the Fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The Fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The Fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of Fund's interest rate and credit risk exposure.

The Fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this Fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the Fund could underperform its peers or lose money.

The Fund is subject to income risk, which is the potential for a decline in the Fund's income due to falling interest rates.

The Fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the Fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the Fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the Fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the Fund to value these investments for purposes of calculating its net asset value.

The Fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                      3

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class I shares as this class had not yet commenced operations as of the date of this supplement. However, the bar chart and table below reflect performance for Class A shares of the Fund (Class A shares are not offered in this supplement) and indicate the risks of investing in the Fund. The bar chart shows how the Fund's Class A shares total return has varied from year to year, while the table shows how the Fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the Fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the Fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the Fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the Fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 30%
  20
  10
               3.47%    0.62%    2.89%             24.30%   6.98%    1.02%    10.82%
   0
 -10
                                          -7.67%
 -20

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 9.20% (2nd quarter, 2003) and the lowest quarterly return was -5.86% (3rd quarter, 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                         LIFE OF FUND
                                                    1 YEAR   5 YEARS   (SINCE 09/30/98)
   Class A Return Before Taxes                       5.83%    5.59%         4.63%
   Class A Return After Taxes on Distributions       3.23%    2.80%         1.65%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               3.69%    3.03%         2.04%
   Lehman Brothers High Yield Corporate Index
   (reflects no deduction for fees, expenses or
   taxes)                                           11.85%   10.18%         6.50%

INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                 CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None
   Exchange fees                                   None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   Fund's assets)
   Management fees(1)                             0.75%
   Distribution and service (12b-1) fees           None
   Other expenses(2)                              0.36%
   Total annual operating expenses(1)(2)(3)       1.11%

(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.55% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class I shares of the Fund, are 0.91%.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the Fund pays. Hartford Administrative Services Company, the Fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total operating expenses of the Class I shares of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.90%.

EXAMPLE. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS I
   Year 1                                        $  113
   Year 3                                        $  353
   Year 5                                        $  612
   Year 10                                       $1,352

THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Municipal Bond Fund seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in non-investment grade municipal securities. At least 80% of the fund's assets must be invested in municipal securities, but a greater or lesser portion may be non-investment grade. Non-investment grade municipal securities are securities issued by state and local governments and their agencies or instrumentalities that are rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade securities are commonly referred to as "high yield -- high risk" or "junk bonds". Under normal market conditions the fund will focus its investments on higher yielding investment grade and non-investment grade municipal securities. Up to 100% of the fund's securities may be non-investment grade securities. The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have restrictions regarding maturity, the fund tends to have an average maturity of 10-25 years. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes.


The fund may also invest in variable rate bonds known as "inverse floaters" which pay interest at rates which bear an inverse relationship to changes in short-term market interest rates.

The fund will generally hold a diversified portfolio of investments across states and sectors, although the fund is not required to invest in all states and sectors at all times.

The overall investment approach of Hartford Investment Management's team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as a top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's judgment with respect to a number of factors. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.55%
   Distribution and service (12b-1) fees                        None
   Other expenses(2)(3)                                        0.35%
   Acquired Fund fees and expenses(4)                          0.02%
   Total annual operating expenses(1)(2)(3)(5)                 0.92%


(1) HIFSCO has agreed to waive 100% of the management fee for the fund's first year of operation.

(2) "Other Expenses" are estimated and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(3) HIFSCO has voluntarily agreed to waive and/or reimburse all expenses for the fund's first six months of operation.



(4) "Acquired Fund fees and expenses" are based on estimated amounts for the current fiscal year.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and extraordinary expenses, to 0.75%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


  EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS I
     Year 1                                         $ 94
     Year 3                                         $293


THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The Fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. As of December 31, 2006, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $23 million and $34 billion. The Fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the Fund's assets that may be invested in each country. The Fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The Fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The Fund seeks candidates that exhibit some combination of:

     -  a well-articulated business plan,

     -  experienced management,

     -  a sustainable competitive advantage, and

     -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the Fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the Fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the Fund could underperform its peers or lose money.

The Fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 8                                                     THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class I shares as this class had not yet commenced operations as of the date of this supplement. However, the bar chart and table below reflect performance for Class A shares of the Fund (Class A shares are not offered in this supplement) and indicate the risks of investing in the Fund. The bar chart shows how the Fund's Class A shares total return has varied from year to year, while the table shows how the Fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the Fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the Fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the Fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the Fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 60%
  50
  40
  30
  20
  10
                              54.66%       16.21%       18.00%       28.10%
   0
 -10
                 -4.38%

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 23.04% (2nd quarter, 2003) and the lowest quarterly return was -17.59% (3rd quarter, 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                         LIFE OF FUND
                                                    1 YEAR   5 YEARS   (SINCE 04/30/01)
   Class A Return Before Taxes                      21.05%   19.66%         15.48%
   Class A Return After Taxes on Distributions      16.66%   16.53%         12.82%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                              14.65%   15.46%         12.03%
   S&P/Citigroup Extended Market Euro-Pacific
   Index (reflects no deduction for fees, expenses
   or taxes)                                        26.55%   24.56%         18.55%

INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                      9

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   Fund's assets)
   Management fees(1)                           0.90%
   Distribution and service (12b-1) fees         None
   Other expenses(2)                            0.49%
   Total annual operating expenses(1)(2)(3)     1.39%

(1) HIFSCO has permanently reduced its management fee schedule for this Fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the Fund pays. Hartford Administrative Services Company, the Fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class I shares of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.35%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS I
   Year 1                                        $  142
   Year 3                                        $  440
   Year 5                                        $  761
   Year 10                                       $1,669

 10                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Strategic Income Fund seeks a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities. The fund focuses its investments, under normal circumstances, in non-investment grade debt securities, foreign securities, and highly rated securities. Non-investment grade debt securities are securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade debt securities are commonly referred to as "high yield -- high risk" or "junk bonds". Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets. Highly rated securities include, but are not limited to, U.S. government securities, mortgages, asset-backed securities and commercial mortgage backed securities.


The fund may also invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, convertible securities, preferred stock, and common stock. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes. The fund may invest in debt securities of any maturity.


The fund will generally hold a diversified portfolio of investments in various sectors, although the fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.

The overall investment approach of Hartford Investment Management's team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as a top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk, credit risk, income risk and foreign investment risk.

When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive loan and bond funds. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

In some circumstances the fund's investments could become harder to value.

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Moreover, the fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on

THE HARTFORD MUTUAL FUNDS                                                     11

                                              THE HARTFORD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

such collateral) and unsecured loans. Holders' claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's judgment with respect to a number of factors. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.


The fund trades securities very actively, which increases its costs (thus affecting performance) and may increase your taxable distributions.


 12                                                    THE HARTFORD MUTUAL FUNDS

                                              THE HARTFORD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.55%
   Distribution and service (12b-1) fees         None
   Other expenses(2)                            0.35%
   Total annual operating expenses (1)(2)(3)    0.90%


(1) HIFSCO has agreed to waive 100% of the management fee for the fund's first year of operation.

(2) "Other Expenses" are estimated and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and extraordinary expenses, to 0.90%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS I
   Year 1                                       $ 92
   Year 3                                       $287

THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The Fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The Fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The Fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the Fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The Fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The Fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the Fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the Fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this Fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the Fund's securities. This risk is greater with junk bonds.

The Fund is subject to income risk, which is the potential for a decline in the Fund's income due to falling interest rates.

The Fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class I shares as this class had not yet commenced operations as of the date of this supplement. However, the bar chart and table below reflect performance for Class A shares of the Fund (Class A shares are not offered in this supplement) and indicate the risks of investing in the Fund. The bar chart shows how the Fund's Class A shares total return has varied from year to year, while the table shows how the Fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

Because Class A shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the Fund's Class E shares (Class E shares are no longer offered). Returns in the table have been adjusted to reflect the sales charge structure of the Class A shares. Returns for the Fund's Class A shares would have been substantially similar to those of the Fund's Class E shares because all of the Fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A shares are higher than for the Class E shares, Class A share returns would have been lower for the periods presented in the bar chart and table.

The annual return variability of the Fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the Fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the Fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the Fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the Fund's operating expenses had not been limited by HIFSCO.

THE HARTFORD MUTUAL FUNDS                                                     15

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 15%
  10
   5
               8.73%    5.23%             9.96%    3.50%    9.70%    4.68%    5.22%    4.16%    5.78%
   0
  -5
                                 -3.66%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 5.09% (3rd quarter, 2002) and the lowest quarterly return was -2.57% (2nd quarter, 2004).
--------------------------------------------------------------------------------

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the Fund's Class E shares, which had different operating expenses.

AVERAGE ANNUAL TOTAL RETURNSFOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                    1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)                   1.02%    4.92%      4.93%
   Class A Return After Taxes on Distributions(1)   0.97%    4.74%      4.62%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares(1)                           2.11%    4.73%      4.63%
   Lehman Brothers Municipal Bond Index (reflects
   no deduction for fees, expenses or taxes)        4.85%    5.54%      5.76%

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A shares commenced operations on February 19, 2002. Class A share performance prior to February 19, 2002 reflects Class E share performance and operating expenses less Class A share sales charges.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                 CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None
   Exchange fees                                   None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   Fund's assets)
   Management fees(1)                             0.74%
   Distribution and service (12b-1) fees           None
   Other expenses(2)                              0.23%
   Acquired fund fees and expenses                0.02%
   Total annual operating expenses(1)(2)(3)       0.99%

(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.59% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class I shares of the Fund, are 0.84%.


(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the Fund pays. Hartford Administrative Services Company, the Fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(3) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total operating expenses of the Class I shares of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.60%.

EXAMPLE. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS I
   Year 1                                        $  101
   Year 3                                        $  315
   Year 5                                        $  547
   Year 10                                       $1,213


THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The Fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The Fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the Fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The Fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the Fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the Fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the Fund could underperform its peers or lose money.

 18                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class I shares as this class had not yet commenced operations as of the date of this supplement. However, the bar chart and table below reflect performance for Class A shares of the Fund (Class A shares are not offered in this supplement) and indicate the risks of investing in the Fund. The bar chart shows how the Fund's Class A shares total return has varied from year to year, while the table shows how the Fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the Fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the Fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the Fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the Fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 30%
  20
  10
                              27.85%       9.86%        7.51%        20.95%
   0
 -10
                -23.16%
 -20
 -30

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 16.34% (2nd quarter, 2003) and the lowest quarterly return was -19.93% (3rd quarter, 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                         LIFE OF FUND
                                                    1 YEAR   5 YEARS   (SINCE 04/30/01)
   Class A Return Before Taxes                      14.30%    5.81%         4.84%
   Class A Return After Taxes on Distributions      13.21%    5.41%         4.61%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                              10.58%    4.86%         4.15%
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.25%   10.86%        11.00%

INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     19

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   Fund's assets)
   Management fees                              0.80%
   Distribution and service (12b-1) fees         None
   Other expenses(1)                            0.33%
   Total annual operating expenses(1) (2)       1.13%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the Fund pays. Hartford Administrative Services Company, the Fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class I shares of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS I
   Year 1                                      $  115
   Year 3                                      $  359
   Year 5                                      $  622
   Year 10                                     $1,375

 20                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The funds may invest in debt securities as part of their principal investment strategy.


USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For the High Yield Municipal Bond Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates, inflation and other indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.


The use of derivatives is a principal investment strategy for the High Yield Municipal Bond Fund and the Strategic Income Fund.


FOREIGN INVESTMENTS



The funds may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy.



Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign


THE HARTFORD MUTUAL FUNDS                                                     21

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


International Small Company Fund and Strategic Income Fund may invest in emerging markets as part of its principal investment strategy. All other funds, except Tax-Free National Fund, may invest in emerging markets, but not as a part of their principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.


SMALL CAPITALIZATION COMPANIES


International Small Company Fund may invest in securities of small capitalization companies as part of its principal investment strategy. All other Funds, except Tax-Free National Fund, may invest in securities of such companies, but not as a part of their principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a

 22                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.
ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The following funds may have a relatively high portfolio turnover:

- High Yield Fund

- International Small Company Fund


- Strategic Income Fund


The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for High Yield Municipal Bond Fund and Tax-Free National Fund, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or

THE HARTFORD MUTUAL FUNDS                                                     23

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


High Yield Fund and International Small Company Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended ("1940 Act"), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the Fund's Principal Investment Strategy section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act. The name of each of these Funds may be changed at any time by a vote of the Fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

The High Yield Municipal Bond Fund and Tax-Free National Fund also have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name (High Yield Municipal Bond Fund suggests investment in municipal bonds, however Rule 35d-1 does not apply to the "High Yield" portion of the fund's name). This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. Each fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website each fund's largest ten holdings or largest five issuers no earlier than 15 days after the end of each month. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available
(i) in the funds' SAI; and (ii) on the funds' website.

 24                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office may take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.


On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.


In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other

THE HARTFORD MUTUAL FUNDS                                                     25

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc. and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISER



Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the International Small Company Fund and Value Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.


Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the High Yield Fund, High Yield Municipal Bond Fund, Strategic Income Fund and Tax-Free National Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

SOFT DOLLAR PRACTICES


The sub-adviser is responsible for the day-to-day portfolio management activities of the funds it sub-advises, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the subadvisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

HIGH YIELD FUND(1)


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Next $4 billion                            0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%

(1) HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.

 26                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

HIGH YIELD MUNICIPAL BOND FUND(2) AND STRATEGIC INCOME FUND(2)


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                        0.550%
Next $500 million                         0.500%
Next $4 billion                           0.475%
Next $5 billion                           0.455%
Over $10 billion                          0.445%


(2) HIFSCO has voluntarily agreed to waive 100% of the management fee for each fund's first year of operation.

INTERNATIONAL SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%


TAX-FREE NATIONAL FUND(3)


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.80%
Next $4.95 billion                         0.70%
Next $5 billion                            0.68%
Amount Over $10 billion                    0.67%


(3) HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



VALUE FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%

For each fund's fiscal year ended October 31, 2006 (except the High Yield Municipal Bond Fund and Strategic Income Fund), the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                        MANAGEMENT
FUND                                       FEES
----                                    -----------
The Hartford High Yield Fund               0.75%
The Hartford International Small
  Company Fund                             1.00%
The Hartford Tax-Free National Fund        0.74%
The Hartford Value Fund                    0.80%


Because the High Yield Municipal Bond Fund and Strategic Income Fund did not commence operations until May 31, 2007, information is not available regarding fees paid by the fund to HIFSCO.


A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the funds will be available in the fund's report to shareholders.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

HIGH YIELD FUND. The Fund is managed by Mark Niland, Nasri Toutoungi and James Serhant.

Mark Niland, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the Fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Senior Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the Fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the Fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

HIGH YIELD MUNICIPAL BOND FUND. The fund is managed by Charles Grande and Christopher Bade.

Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and

THE HARTFORD MUTUAL FUNDS                                                     27

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and deputy group head at Credit Suisse Financial Products Co. and an assistant vice President responsible for municipal credit analysis at MBIA.


Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

INTERNATIONAL SMALL COMPANY FUND. Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the Fund since January 2006. Mr. Thomas joined the firm as an investment professional in 2002 and has been involved in portfolio management and securities analysis for the firm for the past five years.


Daniel Maguire, CFA, Assistant Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2004. Mr. Maguire has been involved in portfolio management and securities analysis for the Fund since January 2006, and for the firm for the past three years. Prior to joining the firm, Mr. Maguire was an equity analyst at Insight Investment Management in the UK (2003-2004) and at HSBC Investment Bank (2000-2003).


STRATEGIC INCOME FUND. The fund is managed by a team of portfolio managers including Michael Bacevich, Michael Gray, Mark Niland, Peter Perrotti, Nasri Toutoungi and Edward Vaimberg.

Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Michael Gray, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Gray joined Hartford Investment Management in 2006. Previously, Mr. Gray was managing director and global head of credit research at Credit Suisse Asset Management. Prior to Credit Suisse, Mr. Gray served in similar capacities at Deutsche Asset Management and UBS Warburg.

Mark Niland, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.


Peter Perrotti, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Perrotti joined Hartford Investment Management in 1990 and has served in various capacities including head of the Government and Residential Securities Sector, analytical support, CMO trading, derivatives trading and portfolio management since that time. Prior to joining Hartford Investment Management, he was employed by The Travelers, where he served as an Actuarial Associate.



Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a managing director of Blackrock, Inc. from 1998 to January 2002 and a director and partner of Rogge Global Partners from 1997 to 1998.



Edward Vaimberg, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Vaimberg joined Hartford Investment Management in 2003. Previously, Mr. Vaimberg was a managing director of Global/Emerging Market Fixed Income Management at Bear Stearns Asset Management from 1994 to 2002. Mr. Vaimberg has been an investment professional involved in investment management since 1985.


TAX-FREE NATIONAL FUND. The Fund is managed by Christopher Bade and Charles Grande.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the Fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the

 28                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


Fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and deputy group head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.


VALUE FUND. John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional in 1981.

THE HARTFORD MUTUAL FUNDS                                                     29

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CLASS I SHARE INVESTOR REQUIREMENTS


Investors may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. These financial intermediaries may purchase Class I shares at net asset value without an annual distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares. Class A shares are subject to a front-end sales charge and distribution fee.

CHOOSING A SHARE CLASS


The I share class has its own cost structure. The funds also offer Class A, Class B and Class C shares. Each of the funds, except High Yield Municipal Bond Fund and Strategic Income Fund also offers Class Y shares. In addition, Tax-Free National Fund offers Class L shares and High Yield Fund and Value Fund offer Class R3, Class R4 and Class R5.

Your financial representative can help you decide. For actual past expenses of Class I shares, see the fund-by-fund information earlier in this prospectus.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the boards of directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the "Companies"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.


ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI.


These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.


Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $1.1 million per


 30                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.


For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $32.6 million in total Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons) to Financial Intermediaries, of which approximately $13.7 million was incurred with respect to Edward D. Jones & Co., L.P. For the calendar year ended December 31, 2006, total travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons did not in the aggregate exceed approximately $3.6 million.



As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons), to: A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Anchor Investment Services, Inc., Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Heartland Capital Inc., First Tennessee Brokerage, Inc., Fiserv Brokerage Services, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., Janney Montgomery Scott, J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Advisors Trust, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securian, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, TD Waterhouse, Inc., The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc


THE HARTFORD MUTUAL FUNDS                                                     31

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.


In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.


ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (described above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below.


Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.


Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.


OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that

 32                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  $1,000 per fund.

     -  subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as certain broker sponsored wrap-fee programs or at the transfer agent's discretion.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representative.

4 Make your initial investment selection. Your financial representative can initiate any purchase, exchange or sale of shares.

      ADDRESS:                    PHONE NUMBER:
 THE HARTFORD MUTUAL          1-888-THE-STAG (843-
        FUNDS                         7824)
   P.O. BOX 64387
   MINNEAPOLIS, MN                CONTACT YOUR
     55164-0387                     FINANCIAL
                                 REPRESENTATIVE
                              FOR INSTRUCTIONS AND
                                   ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     33

BUYING, EXCHANGING AND SELLING SHARES
--------------------------------------------------------------------------------

BUYING SHARES


As previously indicated, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Funds, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. Your initial investment must meet the minimum requirement of $1,000. See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

In exchange for the services it offers, your financial intermediary may charge fees which are in addition to those described in this prospectus.

EXCHANGING SHARES


Class I shares may only be exchanged for Class I shares of any other fund by having your financial representative process your exchange request. Class I shares may not be exchanged for any other class. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class A, B, C, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

SELLING SHARES


You may redeem your shares by having your financial representative process your redemption. Your financial representative will be responsible for furnishing all necessary documents to the funds and may charge you for this service.

 34                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

BUY AND SELL PRICES


When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after the request is received from your financial representative, if the order is in "good order" (has all required information).

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market

THE HARTFORD MUTUAL FUNDS                                                     35

TRANSACTION POLICIES
--------------------------------------------------------------------------------

movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you or your financial representative intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.


Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.



The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive


 36                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.


During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.


The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds.

SALES IN ADVANCE OF PURCHASE PAYMENTS


When a request is placed to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you (or your financial representative) until the purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

DIVIDENDS AND ACCOUNT POLICIES


You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from High Yield Fund, High Yield Municipal Bond Fund, Tax-Free National Fund and Strategic Income Fund are normally declared daily and paid monthly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

Your financial representative will decide whether to elect to receive monthly/quarterly dividends in cash

THE HARTFORD MUTUAL FUNDS                                                     37

TRANSACTION POLICIES
--------------------------------------------------------------------------------

as part of the advisory fee-based wrap program. If you would like to receive cash dividends, you should speak with your financial representative.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS The High Yield Municipal Bond Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, the funds may invest up to 20% of their assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. The fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 38                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

No financial highlights are provided for High Yield Municipal Bond Fund and Strategic Income as those funds did not commence operations until May 31, 2007.

For each other fund, no financial highlights are provided for Class I shares as those classes had not yet commenced operations as of the date of this prospectus. However, the financial highlights below reflect information for Class A shares of the funds (Class A shares are not offered in this prospectus). The financial highlights for each fund's Class I shares for the periods presented below would have been substantially similar to that shown for Class A shares because each fund's shares are invested in the same portfolio of securities. However, the actual financial highlights of the Class I shares for the periods presented below would have been different than the information shown for each fund's Class A shares because of differences in the expenses borne by each class of shares.

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young, LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which is available upon request.

                                      -- SELECTED PER-SHARE DATA(A) --
                       ---------------------------------------------------------------
                                                NET REALIZED
                       NET ASSET                    AND
                       VALUE AT       NET        UNREALIZED                 DIVIDENDS
                       BEGINNING   INVESTMENT   GAIN (LOSS)    TOTAL FROM    FROM NET
                          OF         INCOME          ON        INVESTMENT   INVESTMENT
                        PERIOD       (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                       ---------   ----------   ------------   ----------   ----------
THE HARTFORD HIGH
 YIELD FUND -- CLASS
 A
 For the Year Ended
  October 31, 2006
                        $ 7.76       $0.54         $ 0.18        $ 0.72       $(0.55)
 For the Year Ended
  October 31, 2005
                          8.18        0.48          (0.40)         0.08        (0.50)
 For the Year Ended
  October 31, 2004(h)
                          7.94        0.48           0.23          0.71        (0.47)
 For the Year Ended
  October 31, 2003(h)
                          6.73        0.60           1.26          1.86        (0.65)
 For the Year Ended
  October 31, 2002(h)
                          8.45        0.82          (1.78)        (0.96)       (0.76)
THE HARTFORD
 INTERNATIONAL SMALL
 COMPANY FUND --
 CLASS A
 For the Year Ended
  October 31, 2006(h)
                         14.27        0.08           3.62          3.70        (0.25)
 For the Year Ended
  October 31, 2005
                         13.44        0.06           2.25          2.31           --
 For the Year Ended
  October 31, 2004
                         12.93        0.07           1.31          1.38           --
 For the Year Ended
  October 31, 2003(h)
                          8.37        0.07           4.51          4.58        (0.02)
 For the Year Ended
  October 31, 2002(h)
                          8.82        0.03          (0.48)        (0.45)          --
THE HARTFORD TAX-FREE
 NATIONAL FUND --
 CLASS A(G)
 For the Year Ended
  October 31, 2006
                         11.13        0.45           0.29          0.74        (0.45)
 For the Year Ended
  October 31, 2005(h)
                         11.22        0.43          (0.09)         0.34        (0.43)
 For the Year Ended
  October 31, 2004
                         11.07        0.45           0.32          0.77        (0.45)
 For the Year Ended
  October 31, 2003
                         11.28        0.41           0.04          0.45        (0.41)
 For the Period
  February 19, 2002
  through October 31,
  2002
                         10.99        0.26           0.30          0.56        (0.27)
THE HARTFORD VALUE
 FUND -- CLASS A
 For the Year Ended
  October 31, 2006
                         10.79        0.09           2.11          2.20        (0.08)
 For the Year Ended
  October 31, 2005
                          9.71        0.08           1.04          1.12        (0.04)
 For the Year Ended
  October 31, 2004(h)
                          8.92        0.07           0.79          0.86        (0.07)
 For the Year Ended
  October 31, 2003(h)
                          7.59        0.08           1.31          1.39        (0.06)
 For the Year Ended
  October 31, 2002(h)
                          9.02        0.05          (1.43)        (1.38)          --

                                           -- SELECTED PER-SHARE DATA(A) --
                       ------------------------------------------------------------------------

                       DISTRIBUTIONS                                       NET        NET ASSET
                           FROM                                          INCREASE     VALUE AT
                         REALIZED                                       (DECREASE)       END
                          CAPITAL      DISTRIBUTIONS       TOTAL       IN NET ASSET      OF
                           GAINS       FROM CAPITAL    DISTRIBUTIONS      VALUE        PERIOD
                       -------------   -------------   -------------   ------------   ---------
THE HARTFORD HIGH
 YIELD FUND -- CLASS
 A
 For the Year Ended
  October 31, 2006
                          $   --           $  --          $(0.55)         $ 0.17       $ 7.93
 For the Year Ended
  October 31, 2005
                              --              --           (0.50)          (0.42)        7.76
 For the Year Ended
  October 31, 2004(h)
                              --              --           (0.47)           0.24         8.18
 For the Year Ended
  October 31, 2003(h)
                              --              --           (0.65)           1.21         7.94
 For the Year Ended
  October 31, 2002(h)
                              --              --           (0.76)          (1.72)        6.73
THE HARTFORD
 INTERNATIONAL SMALL
 COMPANY FUND --
 CLASS A
 For the Year Ended
  October 31, 2006(h)
                           (1.53)             --           (1.78)           1.92        16.19
 For the Year Ended
  October 31, 2005
                           (1.48)             --           (1.48)           0.83        14.27
 For the Year Ended
  October 31, 2004
                           (0.87)             --           (0.87)           0.51        13.44
 For the Year Ended
  October 31, 2003(h)
                              --              --           (0.02)           4.56        12.93
 For the Year Ended
  October 31, 2002(h)
                              --              --              --           (0.45)        8.37
THE HARTFORD TAX-FREE
 NATIONAL FUND --
 CLASS A(G)
 For the Year Ended
  October 31, 2006
                           (0.08)             --           (0.53)           0.21        11.34
 For the Year Ended
  October 31, 2005(h)
                              --              --           (0.43)          (0.09)       11.13
 For the Year Ended
  October 31, 2004
                           (0.17)             --           (0.62)           0.15        11.22
 For the Year Ended
  October 31, 2003
                           (0.25)             --           (0.66)          (0.21)       11.07
 For the Period
  February 19, 2002
  through October 31,
  2002
                              --              --           (0.27)           0.29        11.28
THE HARTFORD VALUE
 FUND -- CLASS A
 For the Year Ended
  October 31, 2006
                              --              --           (0.08)           2.12        12.91
 For the Year Ended
  October 31, 2005
                              --              --           (0.04)           1.08        10.79
 For the Year Ended
  October 31, 2004(h)
                              --              --           (0.07)           0.79         9.71
 For the Year Ended
  October 31, 2003(h)
                              --              --           (0.06)           1.33         8.92
 For the Year Ended
  October 31, 2002(h)
                           (0.05)             --           (0.05)          (1.43)        7.59

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                       ---------------------------------------------------------------------------------------
                                                                                         RATIO OF
                                                RATIO OF EXPENSES   RATIO OF EXPENSES      NET
                                   NET ASSETS    TO AVERAGE NET      TO AVERAGE NET     INVESTMENT
                                   AT END OF      ASSETS BEFORE       ASSETS AFTER      INCOME TO    PORTFOLIO
                         TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                       RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                       ---------   ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD HIGH
 YIELD FUND -- CLASS
 A
 For the Year Ended
  October 31, 2006
                          9.57%     $190,479          1.36%               1.20%            6.87%        147%
 For the Year Ended
  October 31, 2005
                          0.97       188,599          1.33                1.33             5.86         113
 For the Year Ended
  October 31, 2004(h)
                          9.26(i)    247,364          1.35                1.35             6.03          86
 For the Year Ended
  October 31, 2003(h)
                         28.69       213,377          1.49                1.40             7.98          54
 For the Year Ended
  October 31, 2002(h)
                        (12.16)       95,760          1.55                1.40             9.48          22
THE HARTFORD
 INTERNATIONAL SMALL
 COMPANY FUND --
 CLASS A
 For the Year Ended
  October 31, 2006(h)
                         29.36        69,998          1.74                1.60             0.56         107
 For the Year Ended
  October 31, 2005
                         18.90        34,896          1.82                1.60             0.71         112
 For the Year Ended
  October 31, 2004
                         11.39        23,934          1.99                1.65             0.90         119
 For the Year Ended
  October 31, 2003(h)
                         54.76        12,320          2.36                1.65             0.72         166
 For the Year Ended
  October 31, 2002(h)
                         (5.10)        4,598          3.09                1.65             0.44         194
THE HARTFORD TAX-FREE
 NATIONAL FUND --
 CLASS A(G)
 For the Year Ended
  October 31, 2006
                          6.82        71,876          1.22                1.00             4.06          14
 For the Year Ended
  October 31, 2005(h)
                          3.10        46,163          1.26                1.00             3.88          22
 For the Year Ended
  October 31, 2004
                          7.10        35,210          1.30                1.08             4.04          18
 For the Year Ended
  October 31, 2003
                          4.18        21,457          1.61                1.15             3.75          35
 For the Period
  February 19, 2002
  through October 31,
  2002
                          5.17(f)     12,192          1.63(e)             1.15(e)          3.31(e)       47
THE HARTFORD VALUE
 FUND -- CLASS A
 For the Year Ended
  October 31, 2006
                         20.52        79,476          1.38                1.38             0.89          50
 For the Year Ended
  October 31, 2005
                         11.50        63,417          1.41                1.40             0.76          29
 For the Year Ended
  October 31, 2004(h)
                          9.70        56,845          1.46                1.45             0.76          34
 For the Year Ended
  October 31, 2003(h)
                         18.43        42,101          1.57                1.45             1.02          35
 For the Year Ended
  October 31, 2002(h)
                        (15.42)       30,010          1.63                1.45             0.69          35


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table that follows.
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Total return without the Payment of Affiliate, as noted in the Statement of Operations, can be found in the table that follows.

THE HARTFORD MUTUAL FUNDS                                                     39

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for Class A shares of each Fund for the periods listed bellow would have been as follow:

                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED
                         FUND                            OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                         ----                            ----------------   ----------------   ----------------
High Yield Fund                                               1.20%              1.33%
International Small Company Fund                              1.58%              1.55%              1.60%
Tax-Free National Fund                                        1.00%              1.01%
Value Fund                                                    1.37%              1.39%              1.44%

PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for Class A shares of the applicable Fund for the periods listed below would have been as follow:

                                                                 YEAR ENDED
FUND                                                          OCTOBER 31, 2004
----                                                          ----------------
High Yield Fund                                                    9.25%

 40                                                    THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                 CLASS I SHARES


                                                              FUND     CUSIP
NAME                                                          CODE    NUMBER     SYMBOL
----                                                          ----   ---------   ------
The Hartford High Yield Fund                                  1602   41664L625   HAHIX
The Hartford High Yield Municipal Bond Fund                   1597   41664L674   HHMIX
The Hartford International Small Company Fund                 1603   41664L617   HNSJX
The Hartford Strategic Income Fund                            1601   41664L633   HSNIX
The Hartford Tax-Free National Fund                           1605   41664L591   HTNIX
The Hartford Value Fund                                       1604   41664L793   HVFIX


THE HARTFORD MUTUAL FUNDS                                                     41

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS



Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report. Because the High Yield Municipal Bond Fund and Strategic Income Fund did not commence operations until May 31, 2007, the funds have not yet delivered an annual or semi-annual report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.
The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

        AMENDED AND RESTATED COMBINED STATEMENT OF ADDITIONAL INFORMATION
                          FOR THE HARTFORD MUTUAL FUNDS


    CLASS A, CLASS B, CLASS C, CLASS I, CLASS L, CLASS R3, CLASS R4, CLASS R5
                               AND CLASS Y SHARES


                         THE HARTFORD MUTUAL FUNDS, INC.

THE HARTFORD ADVISERS FUND
THE HARTFORD BALANCED INCOME FUND
THE HARTFORD CAPITAL APPRECIATION FUND
THE HARTFORD CAPITAL APPRECIATION II FUND
THE HARTFORD CHECKS AND BALANCES FUND
THE HARTFORD DISCIPLINED EQUITY FUND
THE HARTFORD DIVIDEND AND GROWTH FUND
THE HARTFORD EQUITY INCOME FUND
THE HARTFORD FLOATING RATE FUND
THE HARTFORD FUNDAMENTAL GROWTH FUND (formerly The Hartford Focus Fund)
THE HARTFORD GLOBAL COMMUNICATIONS FUND
THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
THE HARTFORD GLOBAL HEALTH FUND
THE HARTFORD GLOBAL LEADERS FUND
THE HARTFORD GLOBAL TECHNOLOGY FUND
THE HARTFORD HIGH YIELD FUND
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
THE HARTFORD INCOME FUND
THE HARTFORD INFLATION PLUS FUND
THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
THE HARTFORD LARGECAP GROWTH FUND
THE HARTFORD MIDCAP FUND
THE HARTFORD MIDCAP GROWTH FUND
THE HARTFORD MIDCAP VALUE FUND
THE HARTFORD MONEY MARKET FUND
THE HARTFORD SELECT MIDCAP GROWTH FUND
THE HARTFORD SELECT MIDCAP VALUE FUND
THE HARTFORD SELECT SMALLCAP VALUE FUND
THE HARTFORD SHORT DURATION FUND
THE HARTFORD SMALL COMPANY FUND
THE HARTFORD STOCK FUND
THE HARTFORD STRATEGIC INCOME FUND
THE HARTFORD TAX-FREE CALIFORNIA FUND
THE HARTFORD TAX-FREE NEW YORK FUND
THE HARTFORD TOTAL RETURN BOND FUND
THE HARTFORD VALUE FUND
THE HARTFORD RETIREMENT INCOME FUND
THE HARTFORD TARGET RETIREMENT 2010 FUND
THE HARTFORD TARGET RETIREMENT 2020 FUND
THE HARTFORD TARGET RETIREMENT 2030 FUND
THE HARTFORD EQUITY GROWTH ALLOCATION FUND (formerly The Hartford Aggressive
   Growth Allocation Fund)
THE HARTFORD GROWTH ALLOCATION FUND
THE HARTFORD BALANCED ALLOCATION FUND
THE HARTFORD CONSERVATIVE ALLOCATION FUND
THE HARTFORD INCOME ALLOCATION FUND


                       THE HARTFORD MUTUAL FUNDS II, INC.





THE HARTFORD GROWTH FUND
THE HARTFORD GROWTH OPPORTUNITIES FUND
THE HARTFORD SMALLCAP GROWTH FUND
THE HARTFORD TAX-FREE MINNESOTA FUND
THE HARTFORD TAX-FREE NATIONAL FUND
THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
THE HARTFORD VALUE OPPORTUNITIES FUND


                                 P.O. Box 64387

                             St. Paul, MN 55164-0387

This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund and class thereof. The Funds' audited financial statements as of October 31, 2006 appearing in the Companies' (as hereinafter defined) Annual Reports to Shareholders are incorporated herein by reference. A free copy of each Annual/Semi-Annual Report and each prospectus is available on the Funds' website at www.hartfordinvestor.com., upon request by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387 or by calling 1-888-843-7824.

Class Y shares for each of The Hartford Tax-Free California Fund and The Hartford Tax-Free New York Fund are not currently available.

Date of Prospectuses: May 31, 2007 (for Classes A, B and C shares of Checks and Balances Fund, High Yield Municipal Bond Fund and Strategic Income Fund), March 1, 2007 (for Classes A, B, and C shares of each other fund), May 31, 2007 (for Class I shares of High Yield Fund, High Yield Municipal Bond Fund, International Small Company Fund, Strategic Income Fund, Tax-Free National Fund and Value
Fund), March 1, 2007 (for Class I shares of each other fund), March 1, 2007 (for Class L Shares), March 1, 2007 (for Class Y shares) and March 1, 2007 (for Classes R3, R4, R5 and Y shares) Date of Statement of Additional Information:
May 31, 2007.

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION......................................................      5
INVESTMENT OBJECTIVES AND POLICIES.......................................      7
FUND MANAGEMENT..........................................................     42
INVESTMENT MANAGEMENT ARRANGEMENTS.......................................     83
PORTFOLIO MANAGERS.......................................................    105
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................    128
FUND EXPENSES............................................................    138
DISTRIBUTION ARRANGEMENTS................................................    138
PURCHASE AND REDEMPTION OF SHARES........................................    147
DETERMINATION OF NET ASSET VALUE.........................................    151
CAPITALIZATION AND VOTING RIGHTS.........................................    152
TAXES....................................................................    153
PRINCIPAL UNDERWRITER....................................................    160
CUSTODIAN................................................................    160
TRANSFER AGENT...........................................................    160
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................    160
OTHER INFORMATION........................................................    160
CODE OF ETHICS...........................................................    160
PROXY VOTING POLICIES AND PROCEDURES.....................................    160
FINANCIAL STATEMENTS.....................................................    165
APPENDIX A...............................................................    166
APPENDIX B...............................................................    186

                              GENERAL INFORMATION


     The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company" and together, the "Companies") are open-end management investment companies consisting of forty-seven and seven separate investment portfolios or mutual funds (each, a "Fund" and together, the "Funds"), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001. Prior to the reorganization, SmallCap Growth Fund (formerly Fortis Capital Appreciation Portfolio) was a series of Fortis Advantage Portfolios, Inc., a Minnesota corporation, Growth Opportunities Fund (formerly Fortis Growth Fund) was a series of Fortis Growth Fund, Inc., a Minnesota corporation, Value Opportunities Fund and Growth Fund (formerly Fortis Value Fund and Fortis Capital Fund, respectively) were each a series of Fortis Equity Portfolios, Inc., a Minnesota corporation, Tax-Free Minnesota Fund and Tax-Free National Fund (formerly Fortis Tax-Free Minnesota Portfolio and Fortis Tax-Free National Portfolio, respectively) were each a series of Fortis Tax-Free Portfolios, Inc., a Minnesota corporation, and U.S. Government Securities Fund (formerly Fortis U.S. Government Securities Fund) was a series of Fortis Income Portfolios, Inc., a Minnesota corporation.


     The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. With the exception of the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund (together, the "Asset Allocation Funds"), Checks and Balances Fund, High Yield Municipal Bond Fund and Strategic Income Fund, each series of The Hartford Mutual Funds, Inc. (the "Hartford Funds") issues shares in four different classes: Class A, Class B, Class C and Class Y. Checks and Balances Fund, High Yield Municipal Bond Fund and Strategic Income Fund do not currently offer Class Y shares. Class I shares are offered to advisory fee-based wrap programs for the Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Dividend and Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford High Yield Fund, Hartford High Yield Municipal Bond Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford International Small Company Fund, Hartford Small Company Fund, Hartford SmallCap Growth Fund, Hartford Strategic Income Fund, Hartford Tax-Free National Fund, Hartford Total Return Bond Fund, Hartford Value Fund, Hartford Value Opportunities Fund and Asset Allocation Funds.

     Class R3, Class R4 and Class R5 shares (collectively, "Class R shares"), are only available to qualified 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. Currently, the following Hartford Funds offer Class R shares: Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Disciplined Equity Fund, Hartford Dividend & Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Global Leaders Fund, Hartford High Yield Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford International Opportunities Fund, Hartford Money Market Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Total Return Bond Fund, Hartford Value Fund, Hartford Retirement Income Fund, Hartford Target Retirement 2010 Fund, Hartford Target Retirement 2020 Fund, Hartford Target Retirement 2030 Fund and Asset Allocation Funds.

     The Asset Allocation Funds each issue shares in seven classes: Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5. The Asset Allocation Funds and the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund (together, the "Target Retirement Funds") are referred to as "funds of funds." Each fund of funds is a diversified fund, and each diversifies its assets by investing, at present, in the Class Y shares of several other Hartford Mutual Funds (as identified below under sub-heading "D. Investment Objectives of the Funds of Funds," the "Underlying Funds"). Each series of The Hartford Mutual Funds II, Inc. (the "New Hartford Funds") issues shares in up to nine classes: Class A, Class B, Class C, Class I, Class L, Class R3, Class R4, Class R5 and Class Y. Currently, the following New Hartford Funds offer Class R shares: Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.

     Class L shares are offered through a separate prospectus describing those classes. Class A, Class B and C shares are offered through one prospectus describing those classes, Class I shares are offered through another prospectus describing that class, while Class R3, R4, R5 and Y shares are offered through another prospectus describing those classes. This SAI relates to Class A, B, C, I, L, R3, R4, R5 and Y shares.

     Class Y shares for each of Tax-Free California Fund and Tax-Free New York Fund are not currently available. As of August 16, 2004, MidCap Fund no longer offers Class A, B and C shares except as follows. MidCap Fund will continue to offer and sell shares to investors who participate in wrap-fee or similar programs in connection with certain investment platforms. Currently, the wrap-fee programs that qualify are those with Strategic Advisors, Inc. (that are cleared through National Financial Services), the Raymond

James Freedom Wrap Account, and the A.G. Edwards Professional Fund Advisor (PFA) Wrap Account. MidCap Fund will continue to offer and sell shares: (1) through ACH and other similar systematic, investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004,
(2) for reinvestment of capital gains distributions and income dividends, and
(3) to certain qualified retirement plans that included MidCap Fund as an investment option prior to August 16, 2004. As of August 16, 2004, MidCap Value Fund no longer offers Class A, B and C shares except as follows. MidCap Value Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.


     As of April 23, 2007, the MidCap Growth Fund no longer offers its shares to new investors or existing shareholders, including through ACH and other similar systematic investment facilities, except in connection with the reinvestment of capital gains distributions and income dividends.



     Each Fund, except the Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, High Yield Municipal Bond Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. The Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, High Yield Municipal Bond Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds.



     Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. In addition, Wellington Management Company LLP ("Wellington Management"), Hartford Investment Management Company ("Hartford Investment Management"), Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Metropolitan West Capital Management, LLC ("MetWest Capital") and SSgA Funds Management, Inc. ("SSgA FM") are sub-advisers to certain Funds and provide the day-to-day investment management of such Funds (each a "sub-adviser" and collectively, the "sub-advisers"). Hartford Investment Management is a wholly-owned subsidiary of The Hartford.


     The commencement of operations date for each Fund is indicated below:


Advisers Fund                                                                    July 22, 1996
Balanced Income Fund                                                             July 31, 2006
Capital Appreciation Fund                                                        July 31, 1996
Capital Appreciation II Fund                                                     April 29, 2005
Checks and Balances Fund                                                         May 31, 2007
Disciplined Equity Fund                                                          April 30, 1998
Dividend and Growth Fund                                                         July 22, 1996
Equity Income Fund                                                               August 28, 2003
Floating Rate Fund                                                               April 29, 2005
Fundamental Growth Fund (formerly the Focus Fund)                                May 24, 2001
Global Communications Fund                                                       October 31, 2000
Global Financial Services Fund                                                   October 31, 2000
Global Health Fund                                                               May 1, 2000
Global Leaders Fund                                                              September 30, 1998
Global Technology Fund                                                           May 1, 2000
Growth Fund*                                                                     June 8, 1949
Growth Opportunities Fund*                                                       March 31, 1963
High Yield Fund                                                                  September 30, 1998
High Yield Municipal Bond Fund                                                   May 31, 2007
Income Fund                                                                      October 31, 2002
Inflation Plus Fund                                                              October 31, 2002
International Capital Appreciation Fund                                          April 30, 2001
International Opportunities Fund                                                 July 22, 1996
International Small Company Fund                                                 April 30, 2001
LargeCap Growth Fund                                                             November 30, 2006
MidCap Fund                                                                      December 31, 1997
MidCap Growth Fund                                                               July 31, 2006
MidCap Value Fund                                                                April 30, 2001
Money Market Fund                                                                July 22, 1996

Select MidCap Growth Fund                                                        January 1, 2005
Select MidCap Value Fund                                                         April 29, 2005
Select SmallCap Value Fund                                                       July 31, 2006
Short Duration Fund                                                              October 31, 2002
Small Company Fund                                                               July 22, 1996
SmallCap Growth Fund*                                                            January 4, 1988
Stock Fund                                                                       July 22, 1996
Strategic Income Fund                                                            May 31, 2007
Tax-Free California Fund                                                         October 31, 2002
Tax-Free Minnesota Fund*                                                         March 17, 1986
Tax-Free National Fund*                                                          March 17, 1986
Tax-Free New York Fund                                                           October 31, 2002
Total Return Bond Fund                                                           July 22, 1996
U.S. Government Securities Fund*                                                 February 28, 1973
Value Fund                                                                       April 30, 2001
Value Opportunities Fund*                                                        January 2, 1996
Equity Growth Allocation Fund (formerly the Aggressive Growth Allocation Fund)   May 28, 2004
Growth Allocation Fund                                                           May 28, 2004
Balanced Allocation Fund                                                         May 28, 2004
Conservative Allocation Fund                                                     May 28, 2004
Income Allocation Fund                                                           May 28, 2004
Retirement Income Fund                                                           September 30, 2005
Target Retirement 2010 Fund                                                      September 30, 2005
Target Retirement 2020 Fund                                                      September 30, 2005
Target Retirement 2030 Fund                                                      September 30, 2005


* Prior to their reorganization as a series of a Maryland corporation on November 30, 2001, these Funds were organized as either a Minnesota corporation or a portfolio of a Minnesota corporation, as stated above.

     The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES

     With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under "Fundamental Restrictions of the Funds," if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of such restrictions.

A. FUNDAMENTAL RESTRICTIONS OF THE FUNDS

     Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

     The investment objective and principal investment strategies of each Fund are set forth in their respective prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.

     Each Fund:

     1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

     2. (except for Checks and Balances Fund, Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. Each of Checks and Balances Fund, Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund. Global Communications Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media. Global Financial Services Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance. Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services. Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, electronics, communication equipment and technology-related commercial services and supplies. With respect to High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free National Fund, Tax-Free New York Fund and Tax-Free Minnesota Fund, tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

     3. will not make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

     4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

     5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

     6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

     In addition, under normal circumstances, the High Yield Municipal Bond Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

     In addition, under normal circumstances, the Tax-Free California Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and California individual income tax.

     In addition, under normal circumstances, the Tax-Free Minnesota Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and Minnesota individual income tax.

     In addition, under normal circumstances, the Tax-Free National Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

     In addition, under normal circumstances, the Tax-Free New York Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and New York State and New York City individual income tax.

     With respect to investment restriction number 2, in accordance with each fund of funds' investment program as set forth in the prospectus, a fund of funds may invest more than 25% of its assets in any one Underlying Fund. Each fund of funds treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction. Each of the Underlying Funds, except for the Global Communications Fund, Global Health Fund, Global Financial Services Fund and Global Technology Fund, will not concentrate more than 25% of its total assets in any one industry.

     Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the funds of funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund of funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above. The investment restrictions of each Underlying Fund are set forth in this SAI.

     For each Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B. NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

     The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     Each Fund may not:

     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

     2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. With the exception of the Floating Rate Fund, purchase securities while outstanding borrowings exceed 5% of a Fund's total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

     4. Sell securities short except for short sales against the box.

     5. Invest more than 20% of the value of its total assets (25% in the case of Floating Rate Fund and Short Duration Fund, 30% in the case of High Yield Fund, Income Fund and Total Return Bond Fund, 35% in the case of Capital Appreciation Fund and Capital Appreciation II Fund, and 35% of the value of its net assets in the case of Inflation Plus Fund) in the securities and loans of foreign issuers or borrowers and non-dollar securities and loans; provided that with respect to the percentages listed above for Floating Rate Fund, High Yield Fund and Total Return Bond Fund, each fund may not invest more than 10% of its total assets in non-dollar securities and loans. This policy does not apply to the funds of funds, Money Market Fund, Strategic Income Fund or to Funds with the words Global or International in their name.

     6. Except for the Inflation Plus Fund and Money Market Fund, invest more than 15% of the Fund's net assets in illiquid securities (10% for the Inflation Plus Fund and Money Market Fund).

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the Fund's total assets.

     For each Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of the foregoing restrictions.

C. NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

     Each Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

D. CLASSIFICATION


     Each Fund, except the Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, has elected to be classified as a diversified series of an open-end management investment company. The Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund each has elected to be classified as a non-diversified series of an open-end management investment company.



     A non-diversified fund, such as the Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities or loans of relatively few issuers or borrowers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.


A fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E. INVESTMENT OBJECTIVES OF THE FUNDS OF FUNDS

     The funds of funds are professionally managed funds which allocate their assets in a combination of other Hartford Mutual Funds: domestic and international funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocation among these fund types.

     The investment objectives of the funds of funds are as follows:

     CHECKS AND BALANCES FUND seeks long-term capital appreciation and income. The Fund seeks its goal through investment in a combination of Hartford Mutual Funds ("Underlying Funds"): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund.

     EQUITY GROWTH ALLOCATION FUND (formerly The Hartford Aggressive Growth Allocation Fund): the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds.

     GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds.

     BALANCED ALLOCATION FUND: the Fund seeks long-term capital appreciation and income. The Fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds.

     CONSERVATIVE ALLOCATION FUND: the Fund seeks current income and long-term capital appreciation. The Fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds.

     INCOME ALLOCATION FUND: the Fund seeks current income and, as a secondary objective, capital preservation. The Fund seeks its goals through investment in a combination of fixed income funds.

     RETIREMENT INCOME FUND: the Fund seeks current income and secondarily capital preservation.

     TARGET RETIREMENT 2010 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2020 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2030 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     Each fund of funds' investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. Because each fund of funds invests in the Underlying Funds, investors in each will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets the fund of funds allocates to the Underlying Fund pursuing such strategies. The investment objectives and principal investment strategies of the Underlying Funds are described in the Funds' prospectuses. To request a copy of a prospectus, contact The Hartford Mutual Funds at 1-888-843-7824.

     HIFSCO allocates the assets of each of the Asset Allocation Fund among the Underlying Funds based upon a number of factors, including HIFSCO's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Asset Allocation Funds, HIFSCO will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to HIFSCO than others, HIFSCO may have an incentive to allocate more of any such fund of funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. HIFSCO does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Asset Allocation Funds.

     The following is a list of the Underlying Funds in which the Asset Allocation Funds may invest. HIFSCO may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.

            EQUITY GROWTH                               GROWTH                                      BALANCED
           ALLOCATION FUND                          ALLOCATION FUND                             ALLOCATION FUND
---------------------------------------   ---------------------------------------   ---------------------------------------
Hartford Advisers Fund                    Hartford Advisers Fund                    Hartford Advisers Fund
Hartford Balanced Income Fund             Hartford Balanced Income Fund             Hartford Balanced Income Fund
Hartford Capital Appreciation Fund        Hartford Capital Appreciation Fund        Hartford Capital Appreciation Fund
Hartford Capital Appreciation II Fund     Hartford Capital Appreciation II Fund     Hartford Capital Appreciation II Fund
Hartford Disciplined Equity Fund          Hartford Disciplined Equity Fund          Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund         Hartford Dividend and Growth Fund         Hartford Dividend and Growth Fund
Hartford Equity Income Fund               Hartford Equity Income Fund               Hartford Equity Income Fund
Hartford Floating Rate Fund               Hartford Floating Rate Fund               Hartford Floating Rate Fund
Hartford Fundamental Growth Fund          Hartford Fundamental Growth Fund          Hartford Fundamental Growth Fund
Hartford Global Communications Fund       Hartford Global Communications Fund       Hartford Global Communications Fund
Hartford Global Financial Services Fund   Hartford Global Financial Services Fund   Hartford Global Financial Services Fund
Hartford Global Health Fund               Hartford Global Health Fund               Hartford Global Health Fund
Hartford Global Leaders Fund              Hartford Global Leaders Fund              Hartford Global Leaders Fund
Hartford Global Technology Fund           Hartford Global Technology Fund           Hartford Global Technology Fund
Hartford Growth Fund                      Hartford Growth Fund                      Hartford Growth Fund
Hartford Growth Opportunities Fund        Hartford Growth Opportunities             Hartford Growth Opportunities
Hartford International Capital            Fund                                      Fund
Appreciation Fund                         Hartford High Yield Fund                  Hartford High Yield Fund
Hartford International                    Hartford Income Fund                      Hartford Income Fund
Opportunities Fund                        Hartford Inflation Plus Fund              Hartford Inflation Plus Fund
Hartford International Small              Hartford International Capital            Hartford International Capital
Company Fund                              Appreciation Fund                         Appreciation Fund
Hartford LargeCap Growth Fund             Hartford International                    Hartford International
Hartford MidCap Fund                      Opportunities Fund                        Opportunities Fund
Hartford MidCap Growth Fund               Hartford International Small              Hartford International Small
Hartford MidCap Value Fund                Company Fund                              Company Fund
Hartford Select MidCap Growth             Hartford LargeCap Growth Fund             Hartford LargeCap Growth Fund
Fund                                      Hartford MidCap Fund                      Hartford MidCap Fund
Hartford Select MidCap Value              Hartford MidCap Growth Fund               Hartford MidCap Growth Fund
Fund                                      Hartford MidCap Value Fund                Hartford MidCap Value Fund
Hartford Select SmallCap Value            Hartford Money Market Fund                Hartford Money Market Fund
Fund                                      Hartford Select MidCap Growth             Hartford Select MidCap Growth
Hartford Small Company Fund               Fund                                      Fund
Hartford SmallCap Growth Fund             Hartford Select MidCap Value              Hartford Select MidCap Value
Hartford Stock Fund                       Fund                                      Fund
Hartford Value Fund                       Hartford Select SmallCap Value            Hartford Select SmallCap Value
Hartford Value Opportunities              Fund                                      Fund
Fund                                      Hartford Short Duration Fund              Hartford Short Duration Fund
                                          Hartford Small Company Fund               Hartford Small Company Fund
                                          Hartford SmallCap Growth Fund             Hartford SmallCap Growth Fund
                                          Hartford Stock Fund                       Hartford Stock Fund
                                          Hartford Total Return Bond Fund           Hartford Total Return Bond Fund
                                          Hartford U.S. Government                  Hartford U.S. Government
                                          Securities Fund                           Securities Fund
                                          Hartford Value Fund                       Hartford Value Fund
                                          Hartford Value Opportunities              Hartford Value Opportunities
                                          Fund                                      Fund

              CONSERVATIVE                                    INCOME
            ALLOCATION FUND                              ALLOCATION FUND
-----------------------------------------   ----------------------------------------
Hartford Advisers Fund                      Hartford Floating Rate Fund
Hartford Balanced Income Fund               Hartford High Yield Fund
Hartford Capital Appreciation Fund          Hartford Income Fund
Hartford Capital Appreciation II Fund       Hartford Inflation Plus Fund
Hartford Disciplined Equity Fund            Hartford Money Market Fund
Hartford Dividend and Growth Fund           Hartford Short Duration Fund
Hartford Equity Income Fund                 Hartford Total Return Bond Fund
Hartford Floating Rate Fund                 Hartford U.S. Government Securities Fund
Hartford Fundamental Growth Fund
Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital
Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford LargeCap Growth Fund
Hartford MidCap Fund
Hartford MidCap Growth Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Select SmallCap Value Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund


     The following is a list of the Underlying Funds in which the Asset Allocation Funds invested in as of December 31, 2006. HIFSCO may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.

              EQUITY GROWTH                                GROWTH                                BALANCED
             ALLOCATION FUND                           ALLOCATION FUND                       ALLOCATION FUND
-----------------------------------------   ------------------------------------   ------------------------------------
Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund     Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund       Hartford Disciplined Equity Fund
Hartford Equity Income Fund                 Hartford Equity Income Fund            Hartford Equity Income Fund
Hartford Global Leaders Fund                Hartford Global Leaders Fund           Hartford Floating Rate Fund
Hartford Growth Opportunities Fund          Hartford Growth Opportunities Fund     Hartford Global Leaders Fund
Hartford International Opportunities Fund   Hartford Inflation Plus Fund           Hartford Income Fund
                                            Hartford International Opportunities   Hartford Inflation Plus Fund
Hartford International Small                Fund                                   Hartford International Opportunities
Company Fund                                Hartford International Small           Fund
Hartford Select MidCap Value Fund           Company Fund                           Hartford International Small

Hartford Select SmallCap Value Fund         Hartford Select SmallCap Value Fund    Company Fund
Hartford Small Company Fund                 Hartford Short Duration Fund           Hartford Select SmallCap Value
Hartford Value Fund                         Hartford Small Company Fund            Fund
                                            Hartford Total Return Bond Fund        Hartford Short Duration Fund
                                            Hartford Value Fund                    Hartford Small Company Fund
                                                                                   Hartford Total Return Bond Fund
                                                                                   Hartford Value Fund

               CONSERVATIVE                              INCOME
             ALLOCATION FUND                        ALLOCATION FUND
-----------------------------------------   -------------------------------
Hartford Capital Appreciation Fund          Hartford Floating Rate Fund
Hartford Disciplined Equity Fund            Hartford High Yield Fund
Hartford Equity Income Fund                 Hartford Income Fund
Hartford Floating Rate Fund                 Hartford Inflation Plus Fund
Hartford Global Leaders Fund                Hartford Money Market Fund
Hartford Income Fund                        Hartford Short Duration Fund
Hartford Inflation Plus Fund                Hartford Total Return Bond Fund
Hartford International Opportunities Fund
Hartford Select SmallCap Value Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford Total Return Bond Fund

     Hartford Investment Management allocates the assets of each of the Target Retirement Funds among the Underlying Funds based upon a number of factors, including Hartford Investment Management's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Target Retirement Funds, Hartford Investment Management will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to HIFSCO, an affiliate of Hartford Investment Management, than others, Hartford Investment Management may have an incentive to allocate more of the Target Retirement Funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. Hartford Investment Management does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Target Retirement Funds.

     The following is a list of the Underlying Funds in which the Target Retirement Funds may invest. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.

       RETIREMENT INCOME FUND             TARGET RETIREMENT 2010 FUND           TARGET RETIREMENT 2020 FUND
-----------------------------------   -----------------------------------   -----------------------------------
Hartford Advisers Fund                Hartford Advisers Fund                Hartford Advisers Fund
Hartford Balanced Income Fund         Hartford Balanced Income Fund         Hartford Balanced Income Fund
Hartford Capital Appreciation Fund    Hartford Capital Appreciation Fund    Hartford Capital Appreciation Fund
Hartford Capital Appreciation II      Hartford Capital Appreciation         Hartford Capital Appreciation II
Fund                                  II Fund                               Fund
Hartford Disciplined Equity Fund      Hartford Disciplined Equity Fund      Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund     Hartford Dividend and Growth Fund     Hartford Dividend and Growth Fund
Hartford Equity Income Fund           Hartford Equity Income Fund           Hartford Equity Income Fund
Hartford Fundamental Growth Fund      Hartford Fundamental Growth Fund      Hartford Fundamental Growth Fund
Hartford Floating Rate Fund           Hartford Floating Rate Fund           Hartford Floating Rate Fund
Hartford Global Communications Fund   Hartford Global Communications        Hartford Global Communications Fund
Hartford Global Financial Services    Fund                                  Hartford Global Financial Services
Fund                                  Hartford Global Financial Services    Fund
Hartford Global Health Fund           Fund                                  Hartford Global Health Fund
Hartford Global Leaders Fund          Hartford Global Health Fund           Hartford Global Leaders Fund
Hartford Global Technology Fund       Hartford Global Leaders Fund          Hartford Global Technology Fund
Hartford Growth Fund                  Hartford Global Technology Fund       Hartford Growth Fund
Hartford Growth Opportunities         Hartford Growth Fund                  Hartford Growth Opportunities Fund
Hartford High Yield Fund              Hartford Growth Opportunities Fund    Hartford High Yield Fund
Hartford Income Fund                  Hartford High Yield Fund              Hartford Income Fund
Hartford Inflation Plus Fund          Hartford Income Fund                  Hartford Inflation Plus Fund
Hartford International Capital        Hartford Inflation Plus Fund          Hartford International Capital
Appreciation Fund                     Hartford International Capital        Appreciation Fund
Hartford International                Appreciation Fund                     Hartford International
Opportunities Fund                    Hartford International                Opportunities Fund
Hartford International Small          Opportunities Fund                    Hartford International Small
Company Fund                          Hartford International Small          Company Fund
Hartford LargeCap Fund                Hartford LargeCap Fund                Hartford LargeCap Fund
Hartford MidCap Fund                  Company Fund                          Hartford MidCap Fund
Hartford MidCap Growth Fund           Hartford MidCap Growth Fund           Hartford MidCap Growth Fund
Hartford MidCap Value Fund            Hartford MidCap Fund                  Hartford MidCap Value Fund
Hartford Money Market Fund            Hartford MidCap Value Fund            Hartford Money Market Fund
Hartford Select MidCap Growth Fund    Hartford Money Market Fund            Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund     Hartford Select MidCap Growth Fund    Hartford Select MidCap Value Fund
Hartford Select SmallCap Value        Hartford Select MidCap Value Fund     Hartford Select SmallCap Value
Fund                                  Hartford Select SmallCap Value        Fund
Hartford Short Duration Fund          Fund                                  Hartford Short Duration Fund
Hartford Small Company Fund           Hartford Short Duration Fund          Hartford Small Company Fund
Hartford SmallCap Growth Fund         Hartford Small Company Fund           Hartford SmallCap Growth Fund
Hartford Stock Fund                   Hartford SmallCap Growth Fund         Hartford Stock Fund
Hartford Total Return Bond Fund       Hartford Stock Fund                   Hartford Total Return Bond Fund
Hartford U.S. Government              Hartford Total Return Bond Fund       Hartford U.S. Government Securities
Securities Fund                       Hartford U.S. Government Securities   Fund
Hartford Value Fund                   Fund                                  Hartford Value Fund
Hartford Value Opportunities          Hartford Value Fund                   Hartford Value Opportunities Fund
Fund                                  Hartford Value Opportunities Fund


          TARGET RETIREMENT 2030 FUND
------------------------------------------------
Hartford Advisers Fund
Hartford Balanced Income Fund
Hartford Capital Appreciation Fund
Hartford Capital Appreciation II Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Equity Income Fund

Hartford Fundamental Growth Fund
Hartford Floating Rate Fund
Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford LargeCap Fund
Hartford MidCap Fund
Hartford MidCap Growth Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund
Hartford Select SmallCap Value Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund


     The following is a list of the Underlying Funds in which the Target Retirement Funds invested in as of December 31, 2006. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.

          RETIREMENT INCOME FUND                   TARGET RETIREMENT 2010 FUND                   TARGET RETIREMENT 2020 FUND
-----------------------------------------   -----------------------------------------   -----------------------------------------
DOMESTIC EQUITY FUNDS                       DOMESTIC EQUITY FUNDS                       DOMESTIC EQUITY FUNDS
Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund
Hartford Growth Opportunities Fund          Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund
Hartford Select MidCap Value Fund           Hartford Equity Income Fund                 Hartford Equity Income Fund
Hartford Small Company Fund                 Hartford Growth Opportunities Fund          Hartford Growth Opportunities Fund
Hartford Value Fund                         Hartford Select MidCap Value Fund           Hartford Select SmallCap Value Fund
                                            Hartford Select SmallCap Value Fund         Hartford Small Company Fund
                                            Hartford Small Company Fund                 Hartford Value Fund
                                            Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS       GLOBAL AND INTERNATIONAL EQUITY FUNDS       GLOBAL AND INTERNATIONAL EQUITY FUNDS
Hartford Global Leaders Fund                Hartford Global Leaders Fund                Hartford Global Leaders Fund
Hartford International Opportunities Fund   Hartford International Opportunities Fund   Hartford International Opportunities Fund
Hartford International Small                Hartford International Small Company Fund   Hartford International Small Company
Company Fund                                                                            Fund

FIXED INCOME AND MONEY MARKET FUNDS         FIXED INCOME AND MONEY MARKET FUNDS         FIXED INCOME AND MONEY MARKET FUNDS
Hartford Floating Rate Fund                 Hartford Floating Rate Fund                 Hartford Floating Rate Fund
Hartford Income Fund                        Hartford Income Fund                        Hartford Income Fund
Hartford Inflation Plus Fund                Hartford Inflation Plus Fund                Hartford Inflation Plus Fund
Hartford Short Duration Fund                Hartford Short Duration Fund                Hartford Short Duration Fund
Hartford Total Return Bond Fund             Hartford Total Return Bond Fund             Hartford Total Return Bond Fund

       TARGET RETIREMENT 2030 FUND
-----------------------------------------
DOMESTIC EQUITY FUNDS
Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Equity Income Fund
Hartford Growth Opportunities Fund
Hartford Select SmallCap Value Fund
Hartford Small Company Fund
Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
Hartford Global Leaders Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
Hartford Inflation Plus Fund
Hartford Short Duration Fund
Hartford Total Return Bond Fund

F. MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. As stated above, because each fund of funds invests in the Underlying Funds, investors in each fund of funds will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund of funds allocates to the Underlying Fund pursuing such strategies. Accordingly, each fund of funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. A further description of certain investment strategies used by various Funds (or by the Underlying Funds in the case of a fund of funds) is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities or bank loans are purchased. If the percentage limitations herein are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the limitations herein.

     For purposes of this sub-heading F only, the term "Funds" is defined as each of the Funds (except the funds of funds) listed on the front cover page, which includes the Underlying Funds in which the funds of funds may invest.

     Certain descriptions in the prospectuses of the Funds and in this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies and restrictions. The sub-adviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

     NEW FUND RISKS The Balanced Income Fund, Checks and Balances Fund, High Yield Municipal Bond Fund, LargeCap Growth Fund, MidCap Growth Fund, Select SmallCap Value Fund and Strategic Income Fund are new Funds, with limited operating history, which may result in additional risk. There can be no assurance that these new Funds will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate one or more of these Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by an applicable sub-adviser, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

     Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.

     The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

     REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value.

     INFLATION-PROTECTED DEBT SECURITIES Each Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES Each Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York
Fund), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund)), (6) commercial mortgage-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund) and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

     INVESTMENT GRADE DEBT SECURITIES The Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P") (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by a sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.


     HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Any security or loan rated "Ba" by Moody's or "BB" by S&P or lower, or securities or loans which, if unrated, are determined by a sub-adviser to be of comparable quality, are below investment grade. The Total Return Bond Fund is permitted to invest up to 20% of its total assets in securities or bank loans rated below investment grade. The High Yield Municipal Bond Fund, International Small Company Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund are permitted to invest up to 100%, 15%, 35%, 35%, 35% and 35%, respectively, of their total assets in fixed income securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, Inc. or of comparable quality if not rated. The Floating Rate Fund, Income Fund, Inflation Plus Fund, and Strategic Income Fund are permitted to invest up to 100%, 35%, 20% and 100%, respectively, of their total assets (net assets in the case of Inflation Plus Fund) in fixed income securities and bank loans rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, Inc. or of comparable quality if not rated. The Short Duration Fund is permitted to invest 20% of its total assets in below-investment grade securities. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities and bank loans rated below investment grade, no more than 25% of total assets will be invested in securities and bank loans rated below "B3" by Moody's or "B-" by S&P, or if unrated, determined to be of comparable quality by Hartford Investment Management. Each of the other Funds, except the Floating Rate Fund, Money Market Fund, Short Duration Fund, Strategic Income Fund, and U.S. Government Securities Fund, is permitted to invest up to 5% of its total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. The Floating Rate Fund and the Strategic Income Fund are permitted to invest up to 100%, respectively, of their total assets in debt obligations that are in payment default or are rated "C" by Moody's or "D" by S&P or are unrated (or ratings have been withdrawn).



     Securities and bank loans rated below investment grade are commonly referred to as "high yield-high risk debt securities," "junk bonds," "leveraged loans" or "emerging market debt" as the case may be. Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". In the municipal market, the term "high yield" may often refer to low investment grade and "high yield-high risk debt securities" (as previously defined). If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by a Fund with a commensurate effect on the value of a Fund's shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.


     BANK LOANS AND LOAN PARTICIPATIONS The Floating Rate Fund and the Strategic Income Fund may invest up to 100% of their total assets and High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, and Total Return Bond Fund may invest up to 15% of their total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. The Floating Rate Fund will invest, under normal circumstances, at least 80% of total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Moreover, these Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) and unsecured loans. Holders' claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many loans are relatively illiquid and may be difficult to value.


     Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, and Total Return Bond Fund. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total Return Bond Fund could be held liable as co-lenders.

     Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect fund performance.

     Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund bear a substantial risk of losing the entire amount invested.

     Bank loans may be structured to include both term loans, which are generally fully funded at the time of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's investments, and revolving credit facilities, which would require these Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.

     A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total Return Bond Fund were determined to be subject to the claims of the agent bank's general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

     The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund will acquire loan participations only if the lender inter-positioned between a Fund and the borrower is determined by the Fund's sub-adviser to be creditworthy. Loan participations typically will result in the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's investments in loan participations and bank loans may be subject to a Fund's limitations on investments in illiquid investments and, to the extent applicable, its limitations on investments in securities or bank loans rated below investment grade. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may have difficulty disposing of loan participations and bank loans. In certain cases, the market for such investments is not highly liquid, and therefore the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments. This will also have an adverse impact on the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such Fund shares, to meet such Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund to value these investments for purposes of calculating their respective net asset value.


     FLOATING RATE LOANS The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest in interests in floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. These Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) and unsecured loans. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans typically have rates of interest which are reset or redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.



     Many loans in which the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the Securities and Exchange Commission ("SEC") or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". Historically, senior secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.


     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total Return Bond Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these Funds. With respect to senior secured floating rate loans, there can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's performance.


     When the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund invest in loans and securities, each of these Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's net asset value will vary, Fund management expects the Fund's policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's net asset value.

     Although the volume of floating rate loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

     Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

     Market Risks. Significant events, such as the events of September 11, 2001, and market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund's assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund is also subject to income risk, which is the potential for a decline in a Fund's income due to falling interest rates or market reductions in spread.

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.

     Material Non-Public Information. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

     Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected. In addition, such legislation could depress the market value of floating rate loans.

     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     ASSET-BACKED SECURITIES Each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest in asset-backed securities. Tax exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of the Tax-Free Funds' investments. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


     STRUCTURED NOTES These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). For discussion regarding the ability of the Funds to invest in other types of structured notes, please see Other Derivatives and Structured Investments, below.


     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.


     MUNICIPAL SECURITIES High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, High Yield Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and Total Return Bond Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for the Tax-Free California Fund, State of California income taxation (excluding excise taxes imposed on corporations and banks and measured by income), for the Tax-Free Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income) and for the Tax-Free New York Fund, State of New York and New York City income taxation (excluding excise taxes imposed on corporations and banks and measured by income), but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.


     The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix B.) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the Fund.

     The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     As a fundamental policy, neither Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes.

     Securities in which the High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the California, Minnesota and New York legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.

     For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.


     A discussion of special considerations related to municipal securities in which the Tax-Free California Fund, Tax-Free Minnesota Fund and the Tax-Free New York Fund, respectively, can invest is included in Appendix A.

     OTHER CAPITAL SECURITIES The Funds may invest in other capital securities. The Strategic Income Fund may invest up to 15% of its assets in other capital securities. Other capital securities encompass a group of instruments referred to in capital markets as "Hybrids," "Tier I and Tier 2" and "TRUPS." These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. But it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

     INVERSE FLOATERS The High Yield Municipal Bond Bund, Income Fund, Money Market Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated.

     The High Yield Municipal Bond Fund may invest up to 15% of its total assets in a type of inverse floater (a municipal inverse floater) which is created when the fund exchanges a municipal bond it owns with a trust and receives the inverse floater. In this type of municipal inverse floater, the fund generally reserves the right to "unwind" the transaction--i.e., return the municipal inverse floater and receive back the original bond. Municipal inverse floaters may also be created by municipal or other issuers directly. The holder of a municipal inverse floater generally bears substantially all of the downside investment risk associated with the underlying bond, and typically also is the potential beneficiary of any appreciation of the underlying bond's value. Generally, this type of transaction enables the High Yield Municipal Bond Fund to gain the same level of economic exposure to the underlying bond without expending the purchase price of that underlying bond. This expenditure differential (between the purchase price of the underlying bond and the purchase price of the inverse floater) is available to the High Yield Municipal Bond Fund to invest in accordance with such Fund's investment policies.

     Inverse floaters may, as short-term interest rates rise, produce less current income. Inverse floaters may have a price volatility which is greater than a traditional security of the same amount. Inverse floaters may produce more current income as interest rates fall. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.



     EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The High Yield Municipal Bond Fund, Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free New York Fund and U.S. Government Securities Fund may not invest in equity securities. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund have a limited ability to invest in certain types of equity securities as described below. All other Funds (except those Funds described in the immediately preceding sentence) may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Floating Rate Fund, High Yield Fund, Income Fund and Total Return Bond Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or loans or upon exercise of warrants acquired with debt securities or loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.


     INITIAL PUBLIC OFFERINGS The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.


     SMALL CAPITALIZATION SECURITIES Each Fund, except the High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.


     FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

     Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the applicable sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

     Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) ("LNs"), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

     The Inflation Plus Fund may invest up to 35% of its net assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Capital Appreciation Fund and Capital Appreciation Fund II may each invest up to 35% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Income Fund may invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Advisers Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Growth Fund, Growth Opportunities Fund, High Yield Municipal Bond Fund, MidCap Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, U.S. Government Securities Fund, Value Fund and Value Opportunities Fund may each invest up to 20% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The High Yield Fund and Total Return Bond Fund may each invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, neither the High Yield Fund nor the Total Return Bond Fund may invest more than 10% of its total assets in non-dollar securities and loans. The Floating Rate Fund and Short Duration Fund may each invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, the Floating Rate Fund may not invest more than 10% of its total assets in non-dollar securities and loans. The Money Market Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) in the securities of foreign issuers. The Global Communications, Global Financial Services, Global Health, Global Leaders, Global Technology, International Capital Appreciation, International Opportunities and International Small Company Fund each may invest 100% of their total assets in the securities of foreign issuers and non-dollar securities. The Strategic Income Fund may invest up to 100% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest in tax-exempt bonds issued by Native American entities, but, not as part of their principal investment strategy.


     Under normal market conditions, the International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund each invest in a number of different countries throughout the world; however there are no limits on the amount of each Fund's assets that may be invested in each country. The Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund and Global Technology Fund each invest in a number of different countries throughout the world, one of which may be the United States; however, each Fund has no limit on the amount of assets that must be invested in each country.

     Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities and loans exposes a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     From time to time, the International Small Company Fund may invest up to 15% of its total assets, and the Income Fund may invest up to 20% of its total assets, and the Global Communications Fund may invest up to 50% of its total assets, and each of the Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, International Capital Appreciation Fund, and International Opportunities Fund may invest up to 25% of its total assets and each of the High Yield Fund and Total Return Bond Fund may invest up to 30% of its total assets, and Capital Appreciation Fund and Capital Appreciation II Fund may invest up to 35% of its total assets in securities of issuers located in countries with emerging economies or securities markets. The Strategic Income Fund may invest up to 100% of its total assets in loans and securities of issuers located in countries with emerging economies or securities markets. From time to time, Select MidCap Growth Fund and Select MidCap Value Fund may also invest in securities of issuers located in countries with emerging economies or securities markets, though not as a part of its principal investment strategy. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.



     Foreign securities are subject to other additional risks. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in developed countries with more developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.



     Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading markets or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.



     Some of the foreign loans and securities in which the Floating Rate Fund and Strategic Income Fund invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of loans and securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the fund's assets. However, the Floating Rate Fund and Strategic Income Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.


     CURRENCY TRANSACTIONS Each Fund, except the Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and, for other investment purposes. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

     The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

     A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

     Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

     The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates, and for other investment purposes. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, for other investment purposes, each Fund, except the Money Market Fund, may employ certain hedging, return enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each Fund, except Money Market Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     A Fund may only write covered options. See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each Fund (except the Money Market Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     A Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

     A Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. A Fund's use of these kind of futures contracts will depend to a large degree on how this market develops.

     The Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund's investment objectives and policies.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     The Companies, on behalf of the Funds, have filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds' operation. Accordingly, the Funds are not subject to registration or regulation as a CPO.

     Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of a sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover,
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS The Funds (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Each Fund, except the Money Market Fund, may enter into currency swaps (except Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


     Each Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will generally not buy protection on issuers that are not currently held by such Fund, however each Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund's holdings or exposures and the reference entities in the credit default swap. Also see Other Derivatives and Structured Investments, below.


     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Another example would be for a Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     The Funds usually enter into swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the applicable sub-adviser, as appropriate, believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the SEC to be illiquid.

     The Funds may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on the applicable sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the applicable sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

     The Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the Funds may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Funds incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     ASSET SWAPS The Advisers Fund and Income Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.

     ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for each of the Inflation Plus Fund and Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. Each Fund may purchase certain restricted securities (known as Rule

144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.

     Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Floating Rate Fund may purchase or sell undrawn or delayed draw loans.


     DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and U.S. Government Securities Fund may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase them, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.


OTHER INVESTMENT COMPANIES Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

          A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

          ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

          Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

     REITS Each Fund, except U.S. Government Securities Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

     LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by the boards of directors, the Funds may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the respective Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by a Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

     ASSET COVERAGE To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING Each Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Funds do not intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.


     OTHER DERIVATIVES AND STRUCTURED INVESTMENTS The Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may enter into total return swaps and credit default swaps as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument. If these strategies do not work as intended, the Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may not achieve their goal.



     The Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may obtain exposure to fixed and floating rate bonds and loans and baskets of fixed and floating rate bonds and loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. Hartford Investment Management reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund,

Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest in derivative instruments known as the Dow Jones CDX ("CDX") or other similarly structured products in funded or unfunded form. CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which the Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in derivative instruments discussed generally above. See Swap Agreements.


     The Funds (other than the Money Market Fund) may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

     The Funds (other than the Money Market Fund) may also invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Funds (other than the Money Market Fund) may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of a Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Funds believe that currently most structured instruments are illiquid. Like other sophisticated strategies, a Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Funds, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if a Fund uses structured instruments to reduce the duration of a Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

          The Checks and Balances Fund, High Yield Municipal Bond Fund and Strategic Income Fund may invest in "event-linked bonds". Event-linked bonds result in gains or losses that usually are contingent upon, or formulaically related to, defined triggers. Some examples of triggers are hurricanes, earthquakes, weather-related events, or statistics relating to such events. Event-linked bonds may also be referred to as "catastrophe bonds". If a trigger occurs, a fund may lose a portion or its entire principal invested in the bond. Event-linked bonds may provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-lined bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

     The Funds (other than the Money Market Fund) may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples included TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

     Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

     PORTFOLIO TURNOVER The portfolio turnover rate for the Inflation Plus Fund was significantly higher in fiscal year 2006 than in fiscal year 2005 primarily because of a more active investment management style. The portfolio turnover rate for the Small Company Fund was significantly higher in fiscal year 2006 than in fiscal year 2005 primarily because of the addition of HIMCO as a sub-adviser. The portfolio turnover rate for the Total Return Bond Fund was significantly higher in fiscal year 2006 than in fiscal year 2005 primarily because of a shift toward a more active investment management style. The portfolio turnover rate for the U.S. Government Securities Fund was significantly higher in fiscal year 2006 than in fiscal year 2005 primarily to capitalize on trade opportunities in a ranged-bound market.

     DISCLOSURE OF PORTFOLIO HOLDINGS The Funds will disclose their complete calendar month-end portfolio holdings on the Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The Funds also will disclose on the Funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each Fund's assets (in the case of Funds that invest only in fixed income instruments); or (ii) each Fund's largest ten holdings (in the case of other Funds). This information will remain accessible until the next schedule appears on the website.

     The Funds, the Funds' investment manager, the Funds' distributor (collectively "Hartford") or the Funds' investment sub-advisers ("sub-advisers") also disclose portfolio holdings on a more frequent basis as necessary in connection with the day-to-day operations and management of each Fund in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved in advance by the Funds' chief compliance officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice, and that it is in the best interests of Fund shareholders, and must be subject to an appropriate confidentiality agreement, approved by the Funds' chief compliance officer.

     Portfolio holdings are disclosed to the Funds' custodian, securities lending agents, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Funds, and only in accordance with the above requirements. Portfolio holdings may also be disclosed to persons assisting the Funds or their sub-advisers in the voting of proxies and to the Funds' bank lenders. In connection with managing the Funds, the Funds' investment manager or sub-advisers may disclose the Funds' portfolio holdings to third-party vendors that provide analytical systems services to the Funds' investment manager or sub-advisers on behalf of the Funds, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. From time to time, the Funds may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.

     The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

     ADP, Inc.
     Bank of America Lighthouse
     Bankers Systems, Inc.
     Bloomberg
     Bowne & Co., Inc. -- Financial printers
     Brown Brothers Harriman & Co. (Corporate Actions and Trade Confirmation) Class Action Claims Management
     Diversified Information Technologies
     Ernst & Young LLP (the Funds' Independent Registered Public Accounting
     Firm)
     FactSet Research Systems, Inc.
     Glass Lewis
     Investment Technology Group
     J.P. Morgan
     Lipper Inc.
     Mathias & Carr
     Merrill Lynch, Pierce, Fenner & Smith
     State Street Bank and Trust Company (the Funds' Custodian)
     State Street Investment Manager Solutions
     Strategic Advisors, Inc.
     The Bank of New York
     The Goldman Sachs Trust Company, d/b/a Boston Global Advisors
     Wachovia Bank, N.A
     Wells Fargo Bank, N.A.

     Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days for certain services, and on a quarterly basis with a lag time of five days for certain other services) in order to fulfill its obligations to the Funds. Portfolio holdings are disclosed on an ongoing basis with a sixty day lag for Diversified Information Technologies. Portfolio holdings are disclosed on a daily basis to ADP, Inc., Bank of America Lighthouse, Bloomberg, Boston Global Advisors, Brown Brothers Harriman, FactSet Research Systems, Inc., Glass Lewis, State Street Bank and Trust Company, State Street Investment Manager Solutions, The Bank of New York, Wachovia Bank, and N.A., Wells Fargo Bank, N.A. (for certain Funds). Portfolio holdings are disclosed on a weekly basis to Investment Technology Group (for certain funds), with no lag time. Portfolio holdings are disclosed to J.P. Morgan, Bankers Systems, Inc., Class Action Claims Management, Mathias & Carr (for certain Funds) and Strategic Advisors, Inc. on a monthly basis, with lag times of five calendar days, two days, two days, zero days and fifteen business days, respectively. Portfolio holdings are disclosed to Merrill Lynch, Pierce, Fenner & Smith and Bowne & Co., Inc. on a quarterly basis, with lag times of five and ten business days, respectively. Portfolio holdings are disclosed to the Funds' independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Funds' independent registered public accounting firm to provide services to the Funds, with no lag time.

     Additionally, when purchasing and selling their portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information. In these cases, the Funds' chief compliance officer may waive the requirement of a formal confidentiality agreement, based on a finding that the broker-dealer is otherwise subject by law to a duty to maintain the confidentiality of the information and not to trade on non-public information, and, to the knowledge of the Funds' chief compliance officer, has not misused the information in the past.

     Subject to the procedures described below, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about the Funds, including, but not limited to, how a Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about a Fund may be based on a Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in a Fund, persons considering investing in a Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.

     In advance of Hartford or any sub-adviser providing "portfolio commentary" or "statistical information," the proposed arrangement or practice must be approved by the Funds' chief compliance officer upon a finding that such arrangement/practice is for a legitimate business purpose and in the best interests of Fund shareholders. If the arrangement involves disclosure of "portfolio holdings information" within the meaning of the SEC rules, disclosure of such information must be approved by the Funds' chief compliance officer in accordance with the standards described above for disclosing portfolio holdings information.

     Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of the Funds' portfolio securities is made pursuant to a practice or arrangement approved by the Funds' chief compliance officer; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Fund's policies regarding the disclosure of portfolio holdings and (3) each decision to approve a proposed disclosure arrangement or practice by the appropriate parties is documented in reasonable detail by the applicable Fund's chief compliance officer or his/her designee.

     In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

     The Funds' chief compliance officer will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the Funds' chief compliance officer to ensure that all disclosures of the portfolio holdings of a Fund are for a legitimate business purpose and in the best interests of such Fund's shareholders, and in accordance with appropriate confidentiality arrangements. The Funds' chief compliance officer is also responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds' investment manager, investment sub-advisers, principal underwriter, or any affiliated person of the Funds, their investment manager, investment sub-advisers, or their principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Funds' chief compliance officer.

     The Boards of Directors of the Funds review and approve the Funds' policy on disclosure of portfolio holdings. The chief compliance officer of the investment manager will provide summaries of all newly approved portfolio holdings disclosure arrangements and practices, including information about the identities of the parties receiving such information, the reason for the disclosure, and the confidentiality agreements in place, to the Boards of Directors of the Funds at the next occurring regular Board meeting. The chief compliance officer of the Funds and of the investment manager are responsible for reporting exceptions to and violations of this policy to the Boards of Directors of the Funds at the next occurring regular Board meeting. There can be no assurance, however, that the Funds' portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                                 FUND MANAGEMENT

     Each Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the directors. With respect to the funds of funds, if the interests of a fund of funds and an Underlying Fund were to diverge, a conflict of interest could arise and affect how the directors fulfill their fiduciary duties to the affected Funds. HIFSCO has structured the funds of funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, HIFSCO and the directors would take reasonable steps to minimize and, if possible, eliminate the conflict.

     The following tables set forth various information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.

NON-INTERESTED DIRECTORS


                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                           TERM OF                                                 IN FUND
                             POSITION    OFFICE* AND                                               COMPLEX
                             HELD WITH    LENGTH OF        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      EACH COMPANY  TIME SERVED                PAST 5 YEARS                  DIRECTOR       HELD BY DIRECTOR
---------------------      ------------  -----------  -----------------------------------------  -----------  ----------------------
LYNN S. BIRDSONG (1)       Director      Since 2003   Since 1981, Mr. Birdsong has been a             89      Mr. Birdsong is a
(age 60)                                              partner in Birdsong Company, an                         Director of The
c/o Hartford Mutual Funds                             advertising specialty firm. Since 2003,                 Japan Fund.
P.O. Box 2999                                         Mr. Birdsong has been an independent
Hartford, CT 06104-2999                               director of The Japan Fund. From 2003 to
                                                      March 2005, Mr. Birdsong was an
                                                      independent director of the Atlantic
                                                      Whitehall Funds. From 1979 to 2002, Mr.
                                                      Birdsong was a managing director of
                                                      Zurich Scudder Investments, an investment
                                                      management firm. During his employment
                                                      with Scudder, Mr. Birdsong was an
                                                      interested director of The Japan Fund.
                                                      Mr. Birdsong is also a Director of The
                                                      Hartford Income Shares Fund, Inc.,
                                                      Hartford Series Fund, Inc. and Hartford
                                                      HLS Series Fund II, Inc.

ROBERT M. GAVIN            Director and  Director     Dr. Gavin is an educational consultant.         89      N/A
(age 66)                   Chairman of   since        Prior to September 1, 2001, he was
c/o Hartford Mutual Funds  the Board     2002(2)      President of Cranbrook Education
P.O. Box 2999                            Director     Community; and prior to July 1996, he was
Hartford, CT 06104-2999                  since        President of Macalester College, St.
                                         1986(3)      Paul, Minnesota. Dr. Gavin is also a
                                         Chairman of  Director and Chairman of the Board of
                                         the Board    Directors of The Hartford Income Shares
                                         for each     Fund, Inc., Hartford Series Fund, Inc.
                                         Company      and Hartford HLS Series Fund II, Inc.
                                         since 2004

DUANE E. HILL              Director      Since        Mr. Hill is a Partner of TSG Ventures           89      N/A
(age 61)                                 2001(2)      L.P., a private equity investment company
c/o Hartford Mutual Funds                Since        that invests primarily in minority-owned
P.O. Box 2999                            2002(3)      small businesses. Mr. Hill is a former
Hartford, CT 06104-2999                               partner of TSG Capital Group, a private
                                                      equity investment firm that serves as
                                                      sponsor and lead investor in leveraged
                                                      buyouts of middle market companies. Mr.
                                                      Hill is also a Director of The Hartford
                                                      Income Shares Fund, Inc., Hartford Series
                                                      Fund, Inc. and Hartford HLS Series Fund
                                                      II, Inc.

SANDRA S. JAFFEE           Director      Since 2005   Ms. Jaffee is Chief Executive Officer of        89      N/A
(age 65)                                              Fortent (formerly Searchspace Group), a
c/o Hartford Mutual Funds                             leading provider of compliance/regulatory
P.O. Box 2999                                         technology to financial institutions. Ms.
Hartford, CT 06104-2999                               Jaffee served as an Entrepreneur in
                                                      Residence with Warburg Pincus, a private
                                                      equity firm, from August 2004 to August
                                                      2005. From September 1995 to July 2004,
                                                      Ms. Jaffee served as Executive Vice
                                                      President at Citigroup, where she was
                                                      President and Chief Executive Officer of
                                                      Citibank's Global Securities Services
                                                      (1995-2003). Ms Jaffee is also a Director
                                                      of The Hartford Income Shares Fund, Inc.,
                                                      Hartford Series Fund, Inc. and Hartford
                                                      HLS Series Fund II, Inc.

WILLIAM P. JOHNSTON        Director      Since 2005   In June 2006, Mr. Johnston was appointed        89      Mr. Johnston is
(age 62)                                              as Senior Advisor to The Carlyle Group, a               Chairman of the
c/o Hartford Mutual Funds                             global private equity investment firm. In               Board of Directors
P.O. Box 2999                                         May 2006, Mr. Johnston was elected to the               of Renal Care Group,
Hartford, CT 06104-2999                               Supervisory Board of Fresenius Medical                  Inc.
                                                      Care AG & Co. KGaA, after its acquisition
                                                      of Renal Care Group, Inc. in March 2006.
                                                      Mr. Johnston joined Renal Care Group in
                                                      November 2002 as a member of the Board of
                                                      Directors and served as Chairman of the
                                                      Board from March 2003 through March 2006.
                                                      From September 1987 to December 2002, Mr.
                                                      Johnston was with Equitable Securities
                                                      Corporation (and its successors, SunTrust
                                                      Equitable Securities and SunTrust
                                                      Robinson Humphrey) serving in various
                                                      investment banking and managerial
                                                      positions, including Managing Director
                                                      and Head of Investment Banking, Chief
                                                      Executive Officer and Vice Chairman. Mr.
                                                      Johnston is also a Director of The
                                                      Hartford Mutual Funds II, Inc., The
                                                      Hartford Income Shares Fund, Inc.,
                                                      Hartford Series Fund, Inc. and Hartford
                                                      HLS Series Fund II, Inc.

PHILLIP O. PETERSON        Director      Since        Mr. Peterson is a mutual fund industry          89      Mr. Peterson is a
(age 62)                                 2002(2)      consultant. He was a partner of KPMG LLP                Director of the
c/o Hartford Mutual Funds                Since        until 1999. Mr. Peterson joined William                 William Blair Funds.
P.O. Box 2999                            2000(3)      Blair Funds in February 2007 as a member
Hartford, CT 06104-2999                               of their board of directors. From January
                                                      2004 to April 2005, Mr. Peterson served
                                                      as Independent President of the Strong
                                                      Mutual Funds. Mr. Peterson is also a
                                                      Director of The Hartford Income Shares
                                                      Fund, Inc., Hartford Series Fund, Inc.
                                                      and Hartford HLS Series Fund II, Inc.

LEMMA W. SENBET            Director      Since 2005   Dr. Senbet is the William E. Mayer Chair        89      N/A
(age 60)                                              Professor of Finance at the University of
c/o Hartford Mutual Funds                             Maryland, Robert H. Smith School of
P.O. Box 2999                                         Business. He was chair of the Finance
Hartford, CT 06104-2999                               Department during 1998-2006. Previously
                                                      he was an endowed professor of finance at
                                                      the University of Wisconsin-Madison.
                                                      Also, Dr. Senbet was director of the
                                                      Fortis Funds from March 2000 until July
                                                      2002. Professor Senbet served the finance
                                                      profession in various capacities,
                                                      including as director of the American
                                                      Finance Association and President of the
                                                      Western Finance Association. Dr. Senbet
                                                      is also a Director of The Hartford Income
                                                      Shares Fund, Inc., Hartford Series Fund,
                                                      Inc. and Hartford HLS Series Fund II,
                                                      Inc.


(1) Lynn Birdsong held a beneficial interest in the common stock of Wachovia Corporation ("Wachovia") at the same time that an affiliate of Wachovia served as a sub-adviser to the Select SmallCap Value Fund Fund. Metropolitan West Capital Management, LLC ("MetWest Capital"), a sub-adviser to the Select SmallCap Value Fund, was acquired by Wachovia effective June 6, 2006. Mr. Birdsong had beneficial interest in the Wachovia stock at that time, but the stock was sold on October 31, 2006. The value of this stock (as of October 31, 2006) was $150,093. Because of this beneficial interest, Mr. Birdsong is not considered an independent director with respect to the Select SmallCap Value Fund for the period June 6, 2006 through October 31, 2006.




(2)  For The Hartford Mutual Funds, Inc.

(3)  For The Hartford Mutual Funds II, Inc.

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS


                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                           TERM OF                                                 IN FUND
                             POSITION    OFFICE* AND                                               COMPLEX
                             HELD WITH    LENGTH OF         PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY    OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS    EACH COMPANY  TIME SERVED                 PAST 5 YEARS                  DIRECTOR      HELD BY DIRECTOR
-------------------------  ------------  -----------  -----------------------------------------  -----------  ----------------------
THOMAS M. MARRA**          Director      Since 2002   Mr. Marra is President and Chief               89       Mr. Marra is a member
(age 48)                                              Operating Officer of Hartford Life, Inc.                of the Board of
c/o Hartford Mutual Funds                             He is also a member of the Board of                     Directors of The
P.O. Box 2999                                         Directors and a member of the Office of                 Hartford.
Hartford, CT 06104-2999                               the Chairman for The Hartford Financial
                                                      Services Group, Inc. ("The Hartford"),
                                                      the parent company of Hartford Life. Mr.
                                                      Marra was named President of Hartford
                                                      Life in 2001 and COO in 2000, and served
                                                      as Director of Hartford Life's Investment
                                                      Products Division from 1998 to 2000. Mr.
                                                      Marra is also a Managing Member and
                                                      President of Hartford Investment
                                                      Financial Services, LLC ("HIFSCO") and HL
                                                      Investment Advisors, LLC ("HL Advisors").
                                                      Mr. Marra served as Chairman of the Board
                                                      of the Companies from 2002 to 2004. He
                                                      currently also serves as a Director of
                                                      The Hartford Income Shares Fund, Inc.,
                                                      Hartford Series Fund, Inc. and Hartford
                                                      HLS Series Fund II, Inc. and served as
                                                      Chairman of the Board of these companies
                                                      from 2002 to 2004.

LOWNDES A. SMITH**         Director      Since        Mr. Smith served as Vice Chairman of The       89       Mr. Smith is a
(age 67)                                 1996(1)      Hartford from February 1997 to January                  Director of White
c/o Hartford Mutual Funds                Since        2002, as President and Chief Executive                  Mountains Insurance
P.O. Box 2999                            2002(2)      Officer of Hartford Life, Inc. from                     Group, Ltd.
Hartford, CT 06104-2999                               February 1997 to January 2002, and as
                                                      President and Chief Operating Officer of
                                                      The Hartford Life Insurance Companies
                                                      from January 1989 to January 2002. Mr.
                                                      Smith is also a Director of The Hartford
                                                      Income Shares Fund, Inc., Hartford Series
                                                      Fund, Inc. and Hartford HLS Series Fund
                                                      II, Inc.

DAVID M. ZNAMIEROWSKI**    President,    Director     Mr. Znamierowski currently serves as           89                N/A
(age 46)                   Chief         Since        President of Hartford Investment
c/o Hartford Mutual Funds  Executive     1999(1)      Management Company ("Hartford Investment
P.O. Box 2999              Officer(3)    Director     Management"), Executive Vice President
Hartford, CT 06104-2999    and Director  Since        and Chief Investment Officer for The
                                         2005(2)      Hartford, Hartford Life, Inc., and
                                                      Hartford Life Insurance Company. Mr.
                                                      Znamierowski is also an Executive Vice
                                                      President and Chief Investment Officer of
                                                      HIFSCO and has served as Manager
                                                      (2000-2005), Executive Vice President
                                                      (May 2004-December 2005) and Chief
                                                      Investment Officer (May 2004-December
                                                      2005) of HL Advisors. In addition, Mr.
                                                      Znamierowski serves as a Director of
                                                      Hartford Series Fund, Inc. and Hartford
                                                      HLS Series Fund II, Inc., and as
                                                      President and Chief Executive Officer of
                                                      The Hartford Income Shares Fund, Inc.,
                                                      Hartford Series Fund, Inc. and Hartford
                                                      HLS Series Fund II, Inc.

ROBERT M. ARENA, JR.       Vice          Since 2006   Mr. Arena serves as Senior Vice President      N/A               N/A
(age 38)                   President                  of Hartford Life and heads its Retail
c/o Hartford Mutual Funds                             Product Management Group in the U.S.
P.O. Box 2999                                         Wealth Management Division. Prior to
Hartford, CT 06104-2999                               joining The Hartford in 2004, he was
                                                      Senior Vice President in charge of
                                                      Product Management for American
                                                      Skandia/Prudential in the individual
                                                      annuities division. Mr. Arena had joined
                                                      American Skandia in 1996. Previously, he
                                                      was with Paul Revere Insurance Group in
                                                      its group insurance division. In
                                                      addition, Mr. Arena is Vice President of
                                                      The Hartford Income Shares Fund, Inc.,
                                                      Hartford Series Fund, Inc. and Hartford
                                                      HLS Series Fund II, Inc.

TAMARA L. FAGELY           Vice          Since        Ms. Fagely has been Vice President of          N/A               N/A
(age 48)                   President,    2002(1)      HASCO since 1998 and Chief Financial
c/o Hartford Mutual Funds  Controller    Since        Officer since 2006. Currently, Ms. Fagely
500 Bielenberg Drive       and           1993(2)      is a Vice President of Hartford Life. She
Woodbury, MN 55125         Treasurer                  served as Assistant Vice President of
                                                      Hartford Life from December 2001 through
                                                      May 2005. In addition, Ms. Fagely is
                                                      Controller of HIFSCO and Vice President,
                                                      Controller and Treasurer of The Hartford
                                                      Income Shares Fund, Inc., Hartford Series
                                                      Fund, Inc. and Hartford HLS Series Fund
                                                      II, Inc.

SUSAN FLEEGE               AML           Since 2005   Ms. Fleege has served as Chief Compliance      N/A               N/A
(age 47)                   Compliance                 Officer for Hartford Administrative
c/o Hartford Mutual Funds  Officer                    Services Company since 2005 and Hartford
P.O. Box 2999                                         Investor Company, LLC since 2006. Prior
Hartford, CT 06104-2999                               to joining Hartford Life in 2005, Ms.
                                                      Fleege was Counsel for Ameriprise
                                                      Financial Corporation from 2000 to 2005.
                                                      In addition, Ms. Fleege serves as AML
                                                      Compliance Officer for The Hartford
                                                      Income Shares Fund, Inc., Hartford Series
                                                      Fund, Inc. and Hartford HLS Series Fund
                                                      II, Inc.

THOMAS D. JONES III        Vice          Since 2006   Mr. Jones joined Hartford Life as Vice         N/A               N/A
(age 42)                   President                  President and Director of Securities
c/o Hartford Mutual Funds  and Chief                  Compliance in 2006 from SEI Investments
P.O. Box 2999              Compliance                 ("SEI"), where he served as Chief
Hartford, CT 06104-2999    Officer                    Compliance Officer for its mutual funds
                                                      and investment advisers. Prior to joining
                                                      SEI, Mr. Jones was First Vice President
                                                      and Compliance Director for Merrill Lynch
                                                      Investment Managers (Americas), where he
                                                      worked from 1992 through 2004. In
                                                      addition, Mr. Jones is Vice President and
                                                      Chief Compliance Officer of The Hartford
                                                      Income Shares Fund, Inc., Hartford Series
                                                      Fund, Inc. and Hartford HLS Series Fund
                                                      II, Inc.

EDWARD P. MACDONALD        Vice          Since 2005   Mr. Macdonald serves as Assistant General      N/A               N/A
(age 39)                   President,                 Counsel of The Hartford. Prior to joining
c/o Hartford Mutual Funds  Secretary                  The Hartford in 2005, Mr. Macdonald was
P.O. Box 2999              and Chief                  Chief Counsel, Investment Management, for
Hartford, CT 06104-2999    Legal                      Prudential Financial (formerly American
                           Officer                    Skandia Investment Services, Inc.). He
                                                      joined Prudential in April 1999.
                                                      Additionally, Mr. Macdonald serves as
                                                      Vice President, Secretary and Chief Legal
                                                      Officer for The Hartford Income Shares
                                                      Fund, Inc., Hartford Series Fund, Inc.
                                                      and Hartford HLS Series Fund II, Inc.

VERNON J. MEYER            Vice          Since 2006   Mr. Meyer serves as Vice President of          N/A               N/A
(age 42)                   President                  Hartford Life and Director of its
c/o Hartford Mutual Funds                             Investment Advisory Group in the U.S.
P.O. Box 2999                                         Wealth Management Division. Prior to
Hartford, CT 06104-2999                               joining The Hartford in 2004, Mr. Meyer
                                                      served as Vice President and managing
                                                      director of MassMutual, which he joined
                                                      in 1987. Also, Mr. Meyer is Vice
                                                      President of The Hartford Income Shares
                                                      Fund, Inc., Hartford Series Fund, Inc.
                                                      and Hartford HLS Series Fund II, Inc.

DENISE A. SETTIMI          Vice          Since 2005   Ms. Settimi currently serves as                N/A               N/A
(age 46)                   President                  Operations Officer of HASCO. Previously,
c/o Hartford Mutual Funds                             Ms. Settimi was with American Express
500 Bielenberg Drive                                  Financial Advisors, where she was
Woodbury, MN 55125                                    Director of Retirement Plan Services from
                                                      1997 to 2003. In addition, Ms. Settimi is
                                                      a Vice President of The Hartford Income
                                                      Shares Fund, Inc., Hartford Series Fund,
                                                      Inc. and Hartford HLS Series Fund II,
                                                      Inc.

JOHN C. WALTERS            Vice          Since        Mr. Walters serves as President of the         N/A               N/A
(age 45)                   President     2000(1, 3)   U.S.. Wealth Management Division of
c/o Hartford Mutual Funds                Since        Hartford Life Insurance Company. Mr.
P.O. Box 2999                            2001(2, 3)   Walters is also a Managing Member and
Hartford, CT 06104-2999                               Executive Vice President of HIFSCO and HL
                                                      Advisors. In addition, Mr. Walters is
                                                      Vice President of The Hartford Income
                                                      Shares Fund, Inc., Hartford Series Fund,
                                                      Inc. and Hartford HLS Series Fund II,
                                                      Inc. Previously, Mr. Walters was with
                                                      First Union Securities.


(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.

(3) Mr. Znamierowski has served as President of The Hartford Mutual Funds, Inc. from 1999 to date, as President of The Hartford Mutual Funds II, Inc. from 2001 to date, and as Chief Executive Officer of the Companies from 2005 to date, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in those capacities.

* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management or affiliated companies.

     STANDING COMMITTEES. Each board of directors has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee.

     Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable board of directors in its oversight of the qualifications, independence and performance of the Funds' independent registered public accounting firm; the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof; and the performance of the Fund's internal audit function, and (iii) acts as a liaison between the Funds' independent registered public accounting firm and the respective full board. The Funds' independent registered accounting firm reports directly to the Audit Committees. The Audit Committees regularly report to the Boards of Directors.

     Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. Each Compliance Committee assists the applicable board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal Securities Laws.

     Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. Each Investment Committee, which was established on February 1, 2005, assists the applicable board in its oversight of the Funds' investment performance and related matters.

     Each Litigation Committee consists of the following non-interested directors: Lynn S. Birdsong, Duane E. Hill and Sandra S. Jaffee. Each Litigation Committee, which was established on April 26, 2004, manages any legal actions that are brought by, on behalf of or against the Funds, their respective boards and/or their non-interested directors.

     Each Nominating Committee currently consists of all non-interested directors of the funds: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra
S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. Each Nominating Committee screens and selects candidates to the applicable board of directors. Each Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.

     During the Fiscal year ended October 31, 2006, the above referenced committees of each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. met the following number of times: Audit Committee - six times, Investment Committee - six times, Nominating Committee - four times and the Compliance Committee four times. The Litigation Committee did not meet during this time period.

     All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser.

     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2006 (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

                                                                                          AGGREGATE DOLLAR RANGE
                                                                                         OF EQUITY SECURITIES IN
                                                                                        ALL REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN
                                      DOLLAR RANGE OF EQUITY SECURITIES                  BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                                 IN THE FUND                               INVESTMENT COMPANIES
----------------       ---------------------------------------------------------------  -------------------------
Lynn S. Birdsong       The Hartford Capital Appreciation II Fund      $50,001-$100,000       Over $100,000
                       The Hartford Equity Income Fund                $10,001-$50,000
                       The Hartford Global Leaders Fund               $50,001-$100,000
                       The Hartford Money Market Fund                    $1-$10,000
                       The Hartford Stock Fund                        $50,001-$100,000
                       The Hartford Total Return Fund                 $10,001-$50,000

Dr. Robert M. Gavin    The Hartford Balanced Allocation Fund          $10,001-$50,000        Over $100,000
                       The Hartford Global Leaders Fund               $50,001-$100,000
                       The Hartford Growth Fund                        Over $100,000
                       The Hartford Growth Opportunities Fund          Over $100,000
                       The Hartford Money Market Fund                 $10,001-$50,000
                       The Hartford Total Return Fund                 $10,001-$50,000

Duane E. Hill          None                                                                        None

Sandra S. Jaffee       None                                                                        None

William P. Johnston    None                                                                        None

Phillip O. Peterson    The Hartford Capital Appreciation II Fund      $10,001-$50,000        $50,001-$100,000
                       The Hartford Global Technology Fund            $10,001-$50,000

Lemma W. Senbet        None                                                                        None

INTERESTED DIRECTORS


                                                                                          AGGREGATE DOLLAR RANGE
                                                                                         OF EQUITY SECURITIES IN
                                                                                        ALL REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN
                                      DOLLAR RANGE OF EQUITY SECURITIES                  BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                                 IN THE FUND                               INVESTMENT COMPANIES
----------------       ---------------------------------------------------------------  -------------------------
Thomas M. Marra        The Hartford Capital Appreciation Fund          Over $100,000          Over $100,000
                       The Hartford Capital Appreciation II Fund       Over $100,000
                       The Hartford Dividend and Growth Fund           Over $100,000
                       The Hartford Fundamental Growth Fund            Over $100,000
                       The Hartford Global Leaders Fund                Over $100,000
                       The Hartford High Yield Fund                    Over $100,000
                       The Hartford International Opportunities Fund     $1-$10,000
                       The Hartford MidCap Fund                        Over $100,000
                       The Hartford Small Company Fund                 Over $100,000
                       The Hartford Stock Fund                         Over $100,000
                       The Hartford Tax-Free National                  Over $100,000

Lowndes A. Smith       The Hartford Advisers Fund                      $10,001-$50,000       Over $100,000
                       The Hartford Capital Appreciation Fund          Over $100,000
                       The Hartford Global Health Fund                $50,001-$100,000
                       The Hartford Global Leaders Fund               $50,001-$100,000
                       The Hartford Global Technology Fund            $10,001-$50,000
                       The Hartford International Opportunities Fund  $10,001-$50,000
                       The Hartford MidCap Fund                       $50,001-$100,000
                       The Hartford Small Company Fund                $50,001-$100,000

David M. Znamierowski  The Hartford High Yield Fund                   $10,001-$50,000        $10,001-$50,000

     COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2006 and certain other information.

                                                               PENSION OR
                                               AGGREGATE       RETIREMENT
                           AGGREGATE       COMPENSATION FROM    BENEFITS
                       COMPENSATION FROM     THE HARTFORD      ACCRUED AS    ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
   NAME OF PERSON,    THE HARTFORD MUTUAL   MUTUAL FUNDS II,     PART OF       BENEFITS UPON       THE FUNDS AND FUND
     POSITION             FUNDS, INC.            INC.         FUND EXPENSES     RETIREMENT     COMPLEX PAID TO DIRECTORS*
--------------------  -------------------  -----------------  -------------  ----------------  --------------------------
Lynn S. Birdsong,            $56,544             $5,874             $0              $0                  $160,500
Director(1)
Dr. Robert M. Gavin,         $74,335             $7,723             $0              $0                  $211,000
Director
Duane E. Hill,               $53,373             $5,545             $0              $0                  $151,500
Director
Sandra S. Jaffee,            $46,856             $4,868             $0              $0                  $133,000
Director(2)
William P. Johnston,         $53,197             $5,527             $0              $0                  $151,000
Director(3)
Phillip O. Peterson,         $54,166             $5,627             $0              $0                  $153,750
Director
Lemma W. Senbet,             $50,379             $5,234             $0              $0                  $143,000
Director(5)
Lowndes A. Smith,            $52,493             $5,453             $0              $0                  $149,000
Director

* As of October 31, 2006, five registered investment companies in the Complex paid compensation to the directors.

     The sales load for Class A and Class L shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, the sub-advisers, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

     Each Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


     As of April 30, 2007 the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of that date, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
ADVISERS FUND
Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    54.91%
Maryland Hts. MO

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             18.06%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                       7.43%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                              9.75%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                             92.80%
Woodbury, MN

BALANCED ALLOCATION FUND

Edward D. Jones & Co.                       33.70%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Hartford Life Insurance Company              8.02%
Separate Accounts 401k Business
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             12.10%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                      8.97%
Jacksonville, FL

NFS LLC FEBO
FBO Nils G Johansson                                                   28.07%
Marietta GA

NFS LLC FEBO
Laura R Sanchez                                                        26.64%
Miami FL

Pershing LLC                                                           10.54%
Jersey City NJ

NFS LLC FEBO
Antonio E Friguls
Maria A Friguls                                                         9.08%
Coral Gables FL

LPL Financial Services
Acct 5275-5337                                                          8.76%
San Diego CA

Pershing LLC                                                            5.58%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Jersey City NJ

LPL Financial Servies
Acct 1025-2807                                                          5.08%
San Diego CA

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

BALANCED INCOME FUND

Hartford Life Insurance Company
Attn: Mark Strogoff                         42.30%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    46.85%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                  26.20%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             52.56%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                           16.07%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                      22.84%
Maryland Hts. MO

Alphones G Strelbicki &
Rose M Strelbicki
FBO Alphonse & Rose Strelbicki                                 8.04%
Rev Trust
Burlington WI

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                          100.00%
Hartford CT

CAPITAL APPRECIATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    27.97%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                    7.01%
Jacksonville, FL

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             15.45%
Maryland Hts. MO

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Citigroup Global Markets Inc.
Attn: Peter Booth                                     6.18%
New York, NY

Citigroup Global Markets Inc.
Attn: Peter Booth                                             15.19%
New York, NY

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                     13.30%
Jacksonville, FL

Charles J Walker Defined Benefit
Pension Acct of Charles J Walker                                                 69.89%
Bakersfield CA

Hartford Life Insurance Company
Attn: Mark Strogoff                                                              30.11%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN: Marilyn Orr                                                                                             26.91%
Woodbury, MN

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                             25.54%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN: Marilyn Orr                                                                                             22.47%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
ATTN: Marilyn Orr                                                                                              8.78%
Woodbury, MN

CAPITAL APPRECIATION II FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    24.07%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             13.17%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                     10.24%
Jacksonville, FL

Citigroup Global Markets, Inc
Attn: Peter Booth                                              7.79%
New York, NY

MG Trust Co Cust FBO                                                             73.23%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Grand Island Chiropractic Center
Denver CO

MG Trust Co Cust FBO
Chippewa Valley Warehouse Operation                                              13.70
Denver Co

Charles J Walker Defined Benefit
Pension Acct of Charles J Walker                                                  6.57%
Bakersfield CA

Hartford Life Insurance Company
Attn: Mark Strogoff                                                               6.51%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

H L Investment Advisors
ATTN: Marilyn Orr                                                                                            100.00%
Woodbury, MN

CONSERVATIVE ALLOCATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    29.04%
Maryland Hts. MO

Hartford Life Insurance Company
Separate Accounts 401K Business             11.22%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting              9.22%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                      9.86%
Jacksonville, FL

NFS LLC FEBO
David Rouen TTEE
Tsaile Inc PSP                                                         97.10%
Carolina Bch NC

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

DISCIPLINED EQUITY FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                  62.23%
Maryland Hts. MO

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                           30.48%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                                    11.17%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                              7.61%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN: Marilyn Orr                                                                                             40.45%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN: Marilyn Orr                                                                                             28.34%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
ATTN: Marilyn Orr                                                                                             21.96%
Woodbury, MN

State Street Bank & Trust Cust                                                                                 7.02%
FBO The Hartford Conservative Alloc
ATTN: Marilyn Orr
Woodbury, MN

DIVIDEND AND GROWTH FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                  69.44%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                           33.26%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                                     8.65%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                              7.26%
New York, NY

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Pershing LLC                                                           13.20%
Jersey City NJ

RBC Dain Rauscher Cust
David J Blomberg                                                       11.97%
Duluth MN

Pershing LLC                                                            7.70%
Jersey City NJ

NFS LLC FEBO
Bill C Austin                                                           5.97%
Monmouth OR

Pershing LLC                                                            5.61%
Jersey City NJ

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                             96.75%
Woodbury, MN

EQUITY GROWTH ALLOCATION FUND

Hartford Life Insurance Company
Separate Accounts 401k business             16.94%
Hartford CT

Edward D Jones & Co
Attn Mutual Fund Shareholder Accounting     15.18%
Maryland Hts MO

Edward D Jones & Co
Attn Mutual Fund Shareholder Accounting               5.57%
Maryland Hts MO

MLPF&S For the sole benefit of
Its customers                                                 10.82%
Jacksonville FL

Pershing LLC                                                           71.68%
Jersey City NJ

Hartford Life Insurance Co
Attn: Mark Strogoff                                                    18.93%
Hartford CT

Pershing LLC                                                            8.62%
Jersey City NJ

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Hartford CT

EQUITY INCOME FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    78.94%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             51.70%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                       7.93%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                              5.21%
New York, NY

Pershing LLC                                                           16.93%
Jersey City NJ

Pershing LLC                                                            8.67%
Jersey City NJ

LPL Financial Services
Acct 1212-3610                                                          7.65%
San Diego CA

LPL Financial Services
Acct 2943-8317                                                          6.97%
San Diego CA

LPL Financial Services
Acct 3362-7056                                                          6.77%
San Diego CA

Pershing LLC                                                            6.68%
Jersey City NJ

Pershing LLC                                                            6.53%
Jersey City NJ

LPL Financial Services
Acct 7860-7400                                                          5.92%
San Diego CA

Pershing LLC                                                            5.78%
Jersey City NJ

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

State Street Bank & Trust Comm
EST Hartford Balanced Allocation
Attn: Marilyn Orr                                                                                             44.08%
Woodbury, MN

State Street Bank & Trust Cust
EST The Hartford Growth Allocation
ATTN: Marilyn Orr                                                                                             33.05%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Woodbury, MN

State Street Bank & Trust Comm
EST Hartford Conservative
Attn: Marilyn Orr                                                                                             11.78%
Woodbury, MN

State Street Bank & Trust Cust
EST Hartford  Aggressive
ATTN: Marilyn Orr                                                                                              9.24%
Woodbury, MN

FLOATING RATE FUND

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                   16.33%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                            6.24%
New York, NY

Prudential Investment Management
Service FBO:  Mutual Fund Clients
Attn: Pruchoice Unit                         5.09%
Iselin NY

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                            16.65%
Jacksonville, FL

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                     16.49%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                             14.01%
New York, NY

MG Trust Co Cust FBO
Sunset Boulevard Animal Clinic Ltd                                               42.61%
Denver CO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                              28.98%
Hartford CT

MG Trust Co Cust FBO
Ellipse LLC                                                                      25.46%
Denver CO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

State Street Bank & Trust Comm
EST Hartford Balanced Allocation
Attn: Marilyn Orr                                                                                             67.68%
Woodbury, MN

State Street Bank & Trust Comm
EST Hartford Conservative                                                                                     15.36%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Attn: Marilyn Orr
Woodbury, MN

US Bank
FBO Spectrum High Yield Fund                                                                                  10.45%
Milwaukee, WI

FUNDAMENTAL GROWTH FUND

Edward D Jones & Co.
Attn: Mutual Fund Shareholder Accounting    33.43%
Maryland Hts. MO

Edward D Jones & Co.
Attn: Mutual Fund Shareholder Accounting             15.19%
Maryland Hts. MO

Wellington Trust Co
FBO Wellington Ret & Pension Plan                                                                            100.00%
Boston MA

GLOBAL COMMUNICATIONS FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    15.61%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                   11.41%
Jacksonville, FL

MLPF&S For the Sole Benefit of                       23.90%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Edward D. Jones & Co.                                 8.30%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                     42.87%
Jacksonville, FL

Wellington Trust Co
FBO Wellington Ret & Pension Plan
Wellington                                                                                                   100.00%
Boston MA

GLOBAL FINANCIAL SERVICES FUND

H L Investment Advisors
ATTN:  Marilyn Orr                          37.40%
Woodbury, MN

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    25.02%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             11.72%
Maryland Hts. MO

UBS Financial Services Inc FBO
Carl Voce & Constantina Voce
TTEEs FBO Their Successor                                      7.86%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Voce Fam TR
Palos Verdes Est CA

Wellington Trust Co
FBO Wellington Ret & Pension Plan
Wellington                                                                                                    100.00%
Boston MA

GLOBAL HEALTH FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    23.99%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             16.36%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                     12.61%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                              8.62%
New York, NY

William H Gates III and
Melinda French Gates Co Trustees
Bill & Melinda Gates Foundation                                                                               98.96%
Kirkland, WA

GLOBAL LEADERS FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    50.31%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             22.28%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                              9.07%
New York, NY

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                       8.17%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                             42.10%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN: Marilyn Orr                                                                                             25.16%
Woodbury, MN

State Street Bank & Trust Cust

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
FBO The Hartford Growth Allocation
ATTN: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                              19.13%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
ATTN: Marilyn Orr                                                                                              9.26%
Woodbury, MN

GLOBAL TECHNOLOGY FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    28.35%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting              9.25%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                             12.75%
New York, NY

Wellington Trust Co
FBO Wellington Ret & Pension Plan
Wellington                                                                                                   100.00%
Boston MA

GROWTH FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    20.37%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                            6.82%
New York, NY

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             15.26%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                     10.95%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                              7.68%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
NFSC FEBO
FIIOC Agent FBO
Qualified Employee                                                                                            70.56%
Covington KY

John M. Petersen                                                                                              11.66%
Naples, FL

Wachovia Bank FBO
Various Retirement Plans                                                                                       9.84%
Charlotte, NC

Charles Schwab & Co Inc
Special Custody Account
FBO Customers                                                                                                  7.94%
ATTN: Mutual Funds
San Francisco, CA

GROWTH ALLOCATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    23.73%
Maryland Hts. MO

Hartford Life Insurance Company
Separate Accounts 401K Business              7.74%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting              7.76%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                     10.09%
Jacksonville, FL

Citigroup Global Markets, Inc.
Attn: Peter Booth                                              5.59%
New York NY

NFS LLC FEBO
Norman W Hinton
Carmen Hinton                                                          35.45%
Miami FL

NFS LLC FEBO
FBO Julio D Torres                                                     33.83%
Coral Gables FL

NFS LLC FEBO
Antonio E Friguls
Maria A Friguls                                                        18.53%
Coral Gables FL

Pershing LLC                                                            5.36%
Jersey City NJ

LPL Financial Services
Acct 3067-1612                                                          5.21%
San Diego CA

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

GROWTH OPPORTUNITIES

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                   45.95%
Jacksonville, FL

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    10.80%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting              7.54%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                     5.82%
New York, NY

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                     17.30%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                             11.39%
New York, NY

Pension Inc FBO
Executive Mortgage 401k PSP & Tr                                                 52.69%
Green Bay WI

Charles J Wlaker Defined Benefit
Pension Acct of Charles J Walker                                                34.72Q%
Bakersfield CA

Hartford Life Insurance Company
Attn: Mark Strogoff                                                              12.59%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                              28.74%
Woodbury, MN

State Street Bank & Trust Cust
The Hartford Aggressive Growth
Attn: Marilyn Orr                                                                                             15.57%
Woodbury, MN

Trusty Partnership
C/O American Trust & Savings Bank
FBO Retirement Planning                                                                                       10.51%
Dubuque IA

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
HIGH YIELD

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    41.43%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             22.51%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                      7.20%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Income Alloc
ATTN Marilyn Orr                                                                                              83.23%
Woodbury, MN

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                             16.77%
Woodbury, MN

INCOME FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    36.22%
Maryland Hts. MO

Kansas Post Secondary Education
Savings Plan - 468 Agg                       7.65%
Kansas City MO

Kansas Post Secondary Education
Savings Plan - 468 Moderate                  6.86%
Kansas City MO

Kansas Post Secondary Education
Savings Plan - 468 Con                       6.07%
Kansas City MO

Kansas Post Secondary Education
Savings Plan - 468 Short Term                5.00%
Kansas City MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             23.71%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                     17.62%
Jacksonville, FL

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                               77.74%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc

ATTN Marilyn Orr                                                                                              14.47%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Income Alloc
ATTN Marilyn Orr                                                                                               5.63%
Woodbury, MN

INCOME ALLOCATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    52.55%
Maryland Hts. MO

Hartford Life Insurance Company
Separate Accounts 401K Business             11.09%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             24.78%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                      10.74%
Maryland Hts. MO

MLPF&S For The Sole Benefit Of
Its Customers
Attn Fund Administration                                       6.33%
Jacksonville FL

NFS LLC FEBO
Elmore Family II LLC                                                   12.89%
McLean VA

NFS LLC FEBO
Elmore Family III LLC                                                  12.89%
McLean VA

NFS LLC FEBO
Lois A Topping                                                          9.96%
McLean VA

LPL Financial Services
Acct 2824-8528                                                          9.35%
San Diego CA

NFS LLC FEBO
Charles V Ciccone Liv Tr                                                9.24%
McLean VA

LPL Financial Services
Acct 6009-8830                                                          5.79%
San Diego CA

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

INFLATION PLUS FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting     8.09%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                    10.86%
New York, NY

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                             7.05%
Jacksonville, FL

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                     13.14%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                              7.79%
New York, NY

NFS LLC FEBO
Robert F Gamblin Liv Tr                                                25.23%
McLean VA

NFS LLC FEBO
Christine G Gamblin Living Tru                                         25.23%
McLean VA

NFS LLC FEBO
FBO Larry D Jones                                                      10.30%
Spartanburg SC

LPL Financial Services
Acct 2209-8287                                                          9.82%
San Diego CA

Raymond James & Assoc Inc
FBO Simmons Willie                                                      8.02%
St Petersburg FL

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                              51.37%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                              21.48%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc                                                                           15.68%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
ATTN Marilyn Orr
Woodbury, MN
State Street Bank & Trust Cust
FBO The Hartford Income Alloc
ATTN Marilyn Orr                                                                                               8.93%
Woodbury, MN

INTERNATIONAL CAPITAL APPRECIATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    46.53%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             21.63%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                     5.94%
New York, NY

Citigroup Global Markets Inc.
Attn: Peter Booth                                             15.11%
New York, NY

RBC Dain Rauscher Inc FBO
Thomas J Kennedy JR                                                    22.03%
Lower Gwynedd PA

RBC Dain Rauscher Inc FBO
Roberta L Kennedy                                                      19.28%
Lower Gwynedd PA

LPL Financial Services
Acct 5976-1576                                                         11.00%
San Diego CA

NFS LLC FEBO
Michael N Price Tr                                                      9.42%
Cape Coral FL

Raymond James & Assoc Inc
FBO Sisson Family Tr                                                    7.90%
St Petersburg FL

Raymond James & Assoc Inc
FBO Szabo Mark                                                          6.28%
St Petersburg FL

Raymond James & Assoc Inc
FBO Szabo Ira                                                           5.73%
St Petersburg FL

Raymond James & Assoc Inc
FBO Owen Darrel                                                         5.44%
St Petersburg FL

Raymond James & Assoc Inc
FBO Williams Joyce                                                      5.37%
St Petersburg FL

KEY BANK NA CUST
RAINBOW HOSPITAL                                                                                              29.13%
CLEVELAND OH

NFSC FEBO
FIIOC AGENT FBO
QUALIFIED EMPLOYEE                                                                                            19.84%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
PLANS 401K FINOPS-IC FUNDS
COVINGTON KY

PACIFIC LUTHERAN UNIVERSITY
ATTN: FIOP                                                                                                    15.48%
TACOMA WA

KEYBANK NA
FBO UNIVERSITY CIRCLE INC                                                                                     13.93%
CLEVELAND OH

US BANK NA CUSTODIAN
FBO CAPINCO
VARIOUS OMNIBUS ACCOUNT                                                                                        9.27%
MILWAUKEE WI

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                             12.35%
Woodbury, MN

INTERNATIONAL OPPORTUNITIES  FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting   56.13%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             18.37%
Maryland Hts. MO

Charles J Walker Defined Benefit
Pension Acct of Charles J Walker                                                 52.28%
Bakersfield CA

Hartford Life Insurance Company
Attn: Mark Strogoff                                                              47.72%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company                                                                     100.00%
Attn: Mark Strogoff
Hartford CT

State Street Bank & Trust Comm                                                                                37.20%
EST Hartford Growth Allocation
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                                                                33.75%
The Hartford Balanced Allocation
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                                                                15.07%
The Hartford Aggressive Growth
Attn: Marilyn Orr
Woodbury, MN

INTERNATIONAL SMALL COMPANY FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    18.95%
Maryland Hts. MO

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
MLPF&S For The Sole Benefit Of
Its Customers
Attn Fund Administration                     5.97%
Jacksonville FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                     7.88%
New York, NY

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting              7.40%
Maryland Hts. MO

MLPF&S For The Sole Benefit Of
Its Customers
Attn Fund Administration                                       9.51%
Jacksonville FL

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                              34.02%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Allocation
ATTN Marilyn Orr                                                                                              30.77%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
ATTN Marilyn Orr                                                                                              13.78%
Woodbury, MN

MIDCAP FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    35.34%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             17.56%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                     5.73%
New York, NY

Citigroup Global Markets Inc.
Attn: Peter Booth                                             10.04%
New York, NY

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                             73.84%
Woodbury, MN

Wachovia Bank FBO
Various Retirement Plans                                                                                       7.55%
Charlotte NC

Wellington Trust Co
FBO Wellington Ret & Pension Plan                                                                              6.96%
Boston MA

MIDCAP GROWTH FUND

Hartford Life Insurance Company
Attn: Mark Strogoff                         72.48%
Hartford CT

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Attn: Mark Strogoff                                  39.19%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                           19.38%
Hartford CT

D A Davidson & Co Inc FBO
David R Gebo                                                   6.81%
Great Falls MT

Pershing LLC                                                   5.08%
Jersey City NJ

RBC Dain Rauscher Inc. FBO
Daniel J Gladstone
Carol M Gladstone                                              5.21%
Chappaqua NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                          100.00%
Hartford CT

MIDCAP VALUE FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    54.50%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             18.95%
Maryland Hts. MO

T Rowe Price Retirement Plan Svcs
FBO Retirement Plan Clients                                                                                  100.00%
Owings Mills MD

MONEY MARKET FUND

Hartford Life Insurance Co
Separate Accounts 401k Business              6.34%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             7.00%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company                                                           100.00%
Attn: Mark Strogoff
Hartford CT

Hartford Life Insurance Company                                                                     100.00%
Attn: Mark Strogoff
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Income Alloc
ATTN Marilyn Orr                                                                                              88.39%
Woodbury, MN

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust                                                                           11.61%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Attn: Marilyn Orr
Woodbury, MN

RETIREMENT INCOME FUND

Hartford Securities Distrib. Co Inc
FBO Various retirement Plans                34.19%
Hartford CT

H L Investment Advisors
ATTN: Marilyn Orr                           26.43%
Woodbury, MN

Hartford Life Insurance Co
Separate Accounts 401k Business              6.36%
Hartford CT

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting     5.69%
Maryland Hts MO

H L Investment Advisors
ATTN: Marilyn Orr                                    57.59%
Woodbury, MN

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting             20.69%
Maryland Hts MO

A G Edwards & Sons Inc
FBO Roy M Smeal                                       9.60%
Saint Louis Mo

US National Bank Assoc
Leonard A Menchaca                                    9.59%
El Paso TX

H L Investment Advisors
ATTN: Marilyn Orr                                             65.04%
Woodbury, MN

US Bank National Assoc C/F
Jason A Cipriani                                               9.16%
Reading MA

US Bank National Assoc C/F
Wanda S Weaver                                                 6.68%
Wallingford KY

MS & Co C/F
Walter M Jarrell                                               6.62%
TOmballTX

NFS LLC FEBO
Dorothy M Coler Tr                                             5.85%
Hastings NE

US Bank National Assoc C/F
Joseph Correia                                                 5.66%
Reno NV

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company                                                                     100.00%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Attn: Mark Strogoff
Hartford CT

H L Investment Advisors
ATTN: Marilyn Orr                                                                                            100.00%
Woodbury, MN

SELECT MIDCAP GROWTH FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    27.26%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting              8.49%
Maryland Hts. MO

H L Investment Advisors                                                                                         100%
Attn Marilyn Orr
Woodbury MN

SELECT MIDCAP VALUE FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    21.13%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             18.24%
Maryland Hts. MO

State Street Bank & Trust Cust
Fbo Hartford Aggressive
Attn Marilyn Orr                                                                                              99.45%
Woodbury MN

SELECT SMALLCAP VALUE FUND

Hartford Life Insurance Company
Attn: Mark Strogoff                         94.11%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                  69.66%
Hartford CT

Edward D Jones & Co
Attn: Mutual Fund Sharehold Accounting                6.14%
Maryland Hts MO

Timothy W Kitler Trustee
FBO Timothy W Kitler Trust                            5.48%
Comstock Park MI

Hartford Life Insurance Company
Attn: Mark Strogoff                                           67.62%
Hartford CT

Kenneth A Jenero TTEE
Kenneth A Jenero Trust                                         5.79%
Park Ridge IL

State Street Bank & Trust Cust
EST Hartford Growth Allocaiton
Attn Marilyn Orr                                                                                              49.20%
Woodbury MN

State Street Bank & Trust Cust                                                                                24.03%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
EST Hartford Balanced Allocation
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
EST Hartford Aggressive
Attn Marilyn Orr                                                                                               20.67%
Woodbury MN

State Street Bank & Trust Cust
EST Hartford Conservative
Attn Marilyn Orr                                                                                               5.47%
Woodbury MN

SHORT DURATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    16.67%
Maryland Hts MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting              7.09%
Maryland Hts MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                      5.77%
Jacksonville, FL

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                              37.75%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                              34.09%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr                                                                                              19.20%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Income Alloc
ATTN Marilyn Orr                                                                                               7.06%
Woodbury, MN

SMALLCAP GROWTH FUND

Prudential Investment Management
Service FBO: Mutual Fund Clients            29.52%
Newark NJ

MLPF&S For The Sole Benefit Of
Its Customers
Attn Fund Administration                     6.37%
Jacksonville FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                              6.76%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

NFSC FEBO
FIIOC Agent FBO
Qualified Employee                                                                                            80.87%
Covington KY

Northern Trust Company Custodian
FBO ACF-Advocate                                                                                              11.09%
Chicago IL

Lasalle Bank
FBO Jewish Community Center                                                                                   7.18%
Chicago IL

SMALL COMPANY FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    31.42%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting              9.08%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                             10.31%
New York, NY

MLPF&S for the sole benefit of
Its Customers                                                  5.68%
Jacksonville FL

LPL Financial Services
Acct 7276-0314                                                          7.14%
San Diego CA

Charles J Walker Defined Benefit
Pension Acct of Charles J Walker                                                 61.34%
Bakersfield CA

Hartford Life Insurance Company
Attn: Mark Strogoff                                                              22.83%
Hartford CT

MG Trust Co Cust FBO
Pendleton Yacht Yard Inc Employee                                                15.83%
Denver CO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

NFSC FEBO
FIIOC Agent FBO
Qualified Employee                                                                                            28.29%
Plans 401K FINOPS-IC Funds
Covington KY

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                              26.50%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                              20.73%
Woodbury, MN

State Street Bank & Trust Cust
The Hartford Aggressive Growth
Attn: Marilyn Orr                                                                                             13.97%
Woodbury, MN

STOCK FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    49.80%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             17.85%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                              8.01%
New York, NY

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                       7.24%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Pershing LLC                                                                               74.73%
Jersey City NH

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                        25.27%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                             85.61%
Woodbury, MN

Saxon & Co.                                                                                                   12.57%
Philadelphia, PA

TARGET RETIREMENT 2010 FUND

Hartford Life Insurance Company
Separate Accounts 401k Business             61.22%
Hartford CT

Raymond James & Assoc Inc
FBO Mann                                    14.59%
St Petersburg FL

Hartford Securities Distrib Co Inc
FBO 403(B)(7) Premier Enterprise Product     9.25%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Hartford CT

H L Investment Advisors
ATTN: Marilyn Orr                                    31.55%
Woodbury, MN

A G Edwards & Sons C/F
Dorothy S. Mcmichael                                 11.05%
Jackson GA

NFS LLC FEBO
FBO Betty S Price                                    40.73%
Jacksonville Beach FL

Bear Stearns Securities Corp.                                 58.43%
Brooklyn NY

H L Investment Advisors
ATTN: Marilyn Orr                                             25.92%
Woodbury, MN

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

H L Investment Advisors
ATTN: Marilyn Orr                                                                                            100.00%
Woodbury, MN

TARGET RETIREMENT 2020 FUND

Hartford Life Insurance Company
Separate Accounts 401k Business             76.75%
Hartford CT

US Bank National Assoc
Susan Alford IRA                                     21.36%
Middlesex NC

US Bank National Assoc
Courtney Searls-Ridge SEP                            12.55%
Seattle WA

NFS LLC FEBO
FBO Robert W Edrington                                9.09%
Clarksville AR

First Clearing LLC
John D Brant Jr                                       5.10%
Miami Beach FL

US Bank National Assoc
Danny Alford IRA                                      7.85%
Middlesex NC

NFS LLC FEBO
NFS/FMTC R/O IRA
FBO Nora Hurtado                                      6.97%
Miami FL

US Bank National Assoc C/F                           33.51%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Judith E Barkley
Burlington CT

Pershing LLC                                                  13.10%
Jersey City, NJ

US Bank National Assoc C/F
Larry E Patterson                                             13.09%
Spearfish SD

US Bank National Assoc C/F
John R Larson                                                  6.98%
Woodbury MN

LPL Financial Service                                          6.82%
Sandiego CA

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

H L Investment Advisors
ATTN: Marilyn Orr                                                                                            100.00%
Woodbury, MN

TARGET RETIREMENT 2030 FUND

Hartford Life Insurance Company
Separate Accounts 401k Business             79.31%
Hartford CT

US Bank Nationa Assoc C/F
Bruce Owenson                                         5.79%
Harcourt IA

US Bank National Assoc C/F
Arletha L Northrop                                   19.18%
Everett WA

H L Investment Advisors
ATTN: Marilyn Orr                                     9.77%
Woodbury, MN

US National Bank Assoc C/F
Fred A Beyer                                         10.90%
Orland Park IL

US National Bank Assoc C/F
FBO Jeffrey B Trainer                                 5.42%
San Antonio TX

First Clearing LLC
Ina Turpen Fried
Fcc As Custodian                                      6.87%
San Francisco CA

H L Investment Advisors
ATTN: Marilyn Orr                                             12.63%
Woodbury, MN

Scott Esry                                                    11.75%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Hamilton MO

US Bank National Assoc C/F
Allen Wayne Urbanek                                           10.14%
Harbinger NC

US Bank National Assoc C/F
Robert M Sheehy                                                9.80%
Kansas City MO

US Bank National Assoc C/F
Kelly D Cain                                                  10.41%
Lagrange GA

US Bank National Assoc C/F
Aulenir E Toledo                                               7.44%
Lancaster MA

US Bank National Assoc C/F
Jason A Cipriani                                               6.57%
Reading MA

US Bank National Assoc C/F
Palm Beach Gdns Christ Fellowship
Nathan D Oates                                                 6.21%
West Palm Beach FL

US Bank National Assoc C/F
Ricardo Segarra                                                5.38%
Shirley NY

AG Edwards & Sos Cust FBO
Phyllis C Baker                                                5.20%
Lexington KY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

H L Investment Advisors
ATTN: Marilyn Orr                                                                                            100.00%
Woodbury, MN

TAX-FREE CALIFORNIA FUND

Hartford Life Insurance Company
ATTN: Mark Strogoff                         32.46%
Hartford, CT

Wells Fargo Investments LLC                 12.88%
Minneapolis MN

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    13.80%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             18.80%
Maryland Hts. MO

NFS LLC FEBO
Mollie L Vasquez                                     13.74%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Vasquez Family Tr
Morgan Hill CA

NFS LLC FEBO
Arthur Zuber & Martha Schuett TR
Martha Schuett TTEE                                  11.49%
Sebastopol, CA

NFS LLC FEBO
Ronald W. Saurer
Coorrne E. Saurer                                     6.84%
Newport Beach, CA

MLPF&S For The Sole Benefit Of
Its Customers
Attn Fund Administration                                      17.09%
Jacksonville FL

TAX-FREE MINNESOTA FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    55.37%
Maryland Hts. MO

US Bancorp Investment Inc                   19.59%
Saint Paul MN

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             28.07%
Maryland Hts. MO

Florence M. Lutter                                   18.82%
Rochester MN

First Clearing LLC
Carol Smithers                                       16.45%
Coon Rapids MN

First Clearing LLC
Harriett C Kurek                                     14.61%
Minneapolis MN

MLPF&S
Attn Fund Administration                              8.91%
Jacksonville FL

NFS LLC FEBO
Lucille M Stolpman                                    6.36%
Ortonville MN

US Bancorp Investments Inc                                    38.02%
St Paul MN

Pershing LLC                                                  15.28%
Jersey City, NJ

Wells Fargo Investments LLC                                   13.94%
Minneapolis, MN

Wells Fargo Investments LLC                                    9.51%
Minneapolis, MN

Roger Rossum
Karen Rossum JTWROS                                            6.64%
Erhard, MN

TAX-FREE NATIONAL FUND

Edward D. Jones & Co.                       37.26%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S for the sole benefit of
Its customers
Attn Fund Administration                     9.20%
Jacksonville FL

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             12.89%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                      8.46%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                              6.19%
New York, NY

TAX-FREE NEW YORK FUND

Hartford Life Insurance Company
ATTN: Mark Strogoff                         86.53%
Hartford, CT

Hartford Life Insurance Company
ATTN: Mark Strogoff                                  65.70%
Hartford, CT

NFS LLC FEBO
Maureen Trenk                                         6.11%
New York, NY

Julia Daniels
Fern C Wesley POA                                     5.50%
Philadelphia PA

Oscar T. Ortiz                                        5.49%
Rochester, NY

Hartford Life Insurance Company
ATTN: Mark Strogoff                                           44.18%
Hartford, CT

Raymond James & Assoc. Inc
FBO Kaufman Evelyn                                             8.96%
St. Petersburg, FL

Raymond James & Assoc Inc
FBO Sweedler Tr                                                5.68%
St. Petersburg FL

Raymond James & Assoc Inc
FBO Szulman Marcos                                             5.66%
St Petersburg FL

Thelen Reid Attn P Bogen                                       5.58%
First Clearing LLC

TOTAL RETURN BOND FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    51.80%
Maryland Hts. MO

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             20.28%
Maryland Hts. MO

Citigroup Global Markets, INC
Attn: Peter Booth                                              5.48%
New York, NY

LPL Financial Services
Acct 1817-5069                                                          5.63%
San Diego CA

LPL Financial Services
Acct 4405-3229                                                          5.63%
San Diego CA

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                             33.13%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                              23.07%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                              25.54%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr                                                                                               8.62%
Woodbury, MN

Saxon & Co.                                                                                                    5.27%
Philadelphia, PA

U.S. GOVERNMENT SECURITIES FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    22.49%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting              5.70%
Maryland Hts. MO

MLPF&S for the sole benefit of
Its Customers
Attn: Fund Administration                                      5.83%
Jacksonville FL

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
VALUE FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    51.02%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             23.62%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                       5.14%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                              46.98%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                              33.93%
Woodbury, MN

State Street Bank & Trust Cust
The Hartford Aggressive Growth
Attn: Marilyn Orr                                                                                             17.56%
Woodbury, MN

VALUE OPPORTUNITIES FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting    44.83%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting             19.52%
Maryland Hts. MO

Citigroup Global Markets, Inc.
Attn: Peter Booth                                             12.11%
New York NY

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                      6.90%
Jacksonville, FL

NFS LLC FEBO
FBO Esther Joyce Levin                                                 16.27%
Franklinville NJ

LPL Financial Services
Acct 3928-6860                                                          9.24%
San Diego CA

NFS LLC FEBO
Carroll Engineering Inc                                                 8.30%

                                           CLASS A  CLASS B  CLASS C  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
                                           -------  -------  -------  -------  --------  --------  --------  -------
Hunt Valley MD

NFS LLC FEBO
FBO Joan Ardizzone                                                      5.93%
Toms River NJ

Hartford Life Insurance Company
Attn: Mark Strogoff                                                             100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100.00%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                 100.00%
Hartford CT

West Virginia Savings Plan Trustee                                                                            99.97%
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr
Woodbury, MN



                                           CLASS H  CLASS L  CLASS M  CLASS N  CLASS Z
                                           -------  -------  -------  -------  -------
TAX-FREE MINNESOTA FUND

Betty Mae Nelson                                     20.92%
Bellingham MN

Helen C Johnson and
Marsha D Fuerst Jtten                                13.98%
White Bear Lake MN

James D Berkner  And
Carole J Berkner Jtten                                7.14%
Sleepy Eye MN

TAX-FREE NATIONAL FUND

Thomas A Hebert                                       6.43%
Oconomowoc WI

Maurice Moler Estate                                  5.06%
Kenneth E Horsman Executor
Charleston IL



                                           CLASS N/A
                                           ---------
INCOME SHARES FUND (CLOSED-END)

Cede & Co                                    77.18%
Bowling Green Station
New York NY



     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders. As of April 30, 2007, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record 40.08% of the Balanced Income Fund, 96.17% of the LargeCap Growth Fund, 66.69% of the MidCap Growth Fund, 25.53% of the Tax-Free California Fund and 76.92% of the Tax-Free New York Fund, and therefore, is a control person of each of those Funds. As of April 30, 2007, HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record 25.40%% of the Global Financial Services Fund, and 41.94% of the Retirement Income Fund and therefore, is a control person of each of those Funds.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO. The investment management agreements provide that HIFSCO, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of each Fund. In addition, HIFSCO provides administrative services to both Companies, including, personnel, services, equipment and facilities and office space for proper operation of the Companies. Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.


With respect to the Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, Money Market Fund, MidCap Growth Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, HIFSCO has entered into an investment services agreement with Hartford Investment Management for the provision of the day-to-day investment management services. With respect to the Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund, HIFSCO has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the applicable Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. With respect to the Select SmallCap Value Fund, HIFSCO has entered into investment sub-advisory agreements with KAR, MetWest Capital and SSgA FM. Under the sub-advisory agreements, KAR, MetWest Capital and SSgA FM, subject to the general supervision of the applicable Company's board of directors and HIFSCO, are responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Select SmallCap Value Fund and furnishing advice and recommendations with respect to investments and the purchase and sale of appropriate securities for Select SmallCap Value Fund. With respect to the Checks and Balances Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, HIFSCO does not employ the services of a sub-adviser in its management of such funds of funds.


     Hartford Investment Management administers the asset allocation program for the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. HIFSCO administers the asset allocation program for the Checks and Balances Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund.

     The Funds (except the funds of funds) rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the applicable Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

     The specific conditions of the exemptive order are as follows:

     1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities.

     2. The applicable Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, the applicable Funds must hold themselves out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

     3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders participating in the applicable Funds will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HIFSCO will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

     4. HIFSCO will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders.

     5. At all times, a majority of the Board of Directors of the Company will be directors who are not "interested persons," as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

     6. When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Fund and the shareholders participating in the Fund and does not involve a conflict of interest from which HIFSCO or the affiliated sub-adviser derives an inappropriate advantage.

     7. HIFSCO will provide general management services to the Company and the applicable Funds, including overall supervisory responsibility for the general management and investment of each applicable Fund's investments portfolio, and, subject to review and approval by the Board of Directors, will: (a) set the applicable Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the applicable Fund's assets;
(c) allocate and, when appropriate, reallocate the applicable Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the applicable Fund's investment objective, policies and restrictions.

     8. No director or officer of the Company or directors or officers of HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

     9. The Company will include in its registration statement the aggregate fee disclosure.

     10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Funds. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

     11. HIFSCO will provide the Board of Directors, no less often than quarterly, with information about HIFSCO's profitability. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

     12. When a sub-adviser is hired or terminated, HIFSCO will provide the Board of Directors with information showing the expected impact on HIFSCO's profitability.

     As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee (except Checks and Balances Fund, which pays no management fee), which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. With respect to each of the Funds, except the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, HIFSCO, not any Fund, pays the sub-advisory fees to the applicable sub-adviser(s) and the investment services fee to Hartford Investment Management.

INVESTMENT MANAGEMENT FEES

     The investment management fee rates are as follows:




Capital Appreciation II Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            1.00%
Next $250 million             0.95%
Next $500 million             0.90%
Amount Over $1 billion        0.85%


Select SmallCap Value Fund



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            1.00%
Next $500 million             0.95%
Amount Over $1 billion        0.90%



Growth Fund, Growth Opportunities Fund and Value Opportunities Fund



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $100 million            1.00%
Next $150 million             0.80%
Amount Over $250 million      0.70%



SmallCap Growth Fund






AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $100 million            1.00%
Next $150 million             0.80%
Next $250 million             0.70%
Amount over $500 million      0.65%

Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, International Capital Appreciation Fund and International Small Company Fund



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.90%
Next $500 million             0.85%
Amount Over $1 billion        0.80%



Fundamental Growth Fund (1)



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.85%
Next $500 million             0.80%
Amount Over $1 billion        0.75%



(1) Effective March 30, 2007, HIFSCO has permanently reduced its management fee.


Small Company Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            0.85%
Next $250 million             0.80%
Next $500 million             0.75%
Next $500 million             0.70%
Amount Over $1.5 billion      0.65%

Global Leaders Fund, International Opportunities Fund, MidCap Fund and MidCap Value Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.85%
Next $500 million             0.75%
Amount Over $1 billion        0.70%


MidCap Growth (2)


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.80%
Next $500 million             0.75%
Amount Over $1 billion        0.70%


(2) Effective November 1, 2006, HIFSCO agreed to voluntarily waive the management fees until July 31, 2007.



Tax-Free National Fund (3)


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.80%
Next $4.95 billion            0.70%
Next $5 billion               0.68%
Amount Over $10 billion       0.67%


(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



Capital Appreciation Fund, Disciplined Equity Fund, Equity Income Fund(4), Stock Fund(5) and Value Fund


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.80%
Next $500 million             0.70%
Amount Over $1 billion        0.65%

(4) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.



(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.



Select MidCap Growth Fund and Select MidCap Value Fund



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.75%
Next $500 million             0.70%
Amount Over $1 billion        0.65%


Dividend and Growth Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.75%
Next $500 million             0.65%
Amount Over $1 billion        0.60%

High Yield Fund (6)


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.75%
Next $500 million             0.65%
Next $4 billion               0.60%
Next $5 billion               0.58%
Amount Over $10 billion       0.57%


(6) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of management fees until October 31, 2007.


Balanced Income Fund


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            0.725%
Next $ 250 million            0.700%
Next $ 500 million            0.675%
Amount Over $1 billion        0.650%



Tax-Free Minnesota Fund (7)


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.72%
Next $4.95 billion            0.70%
Next $5 billion               0.68%
Amount Over $10 billion       0.67%


(7) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of management fees until October 31, 2007.


LargeCap Growth Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.65%
Next $500 million             0.60%
Amount Over $1 billion        0.55%


Advisers Fund (8)



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.690%
Next $500 million             0.625%
Amount Over $1 billion        0.575%



(8) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of management fees until October 31, 2007.


Floating Rate Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.65%
Next $4.5 billion             0.60%
Next $5 billion               0.58%
Amount Over $10 billion       0.57%


Income Fund and Inflation Plus Fund (9)


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.60%
Next $4.5 billion             0.55%
Next $5 billion               0.53%
Amount Over $10 billion       0.52%

(9) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of management fees until October 31, 2007.

U.S. Government Securities Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.60%
Next $450 million             0.55%
Next $4.5 billion             0.50%
Next $5 billion               0.48%
Amount Over $10 billion       0.47%

Total Bond Return Fund


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.550%
Next $500 million             0.525%
Next $4 billion               0.500%
Next $5 billion               0.480%
Amount Over $10 billion       0.470%


Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.55%
Next $4.5 billion             0.50%
Next $5 billion               0.48%
Amount Over $10 billion       0.47%


High Yield Municipal Bond Fund (10) and Strategic Income Fund (10)



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.550%
Next $500 million             0.500%
Next $4 billion               0.475%
Next $5 billion               0.455%
Over $10 billion              0.445%



(10) HIFSCO has voluntarily agreed to waive 100% of the management fee for the fund's first year of operation.


Money Market Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.50%
Next $500 million             0.45%
Next $4 billion               0.40%
Next $5 billion               0.38%
Amount Over $10 billion       0.37%


Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.15%
Amount Over $500 million      0.10%

SUB-ADVISORY/INVESTMENT SERVICES FEES

The sub-advisory/investment services fee rates are as follows:

Because the Checks and Balances Fund, High Yield Municipal Bond Fund and Strategic Income Fund did not commence operations until May 31, 2007, there is no advisory fee or sub-advisory fee information available for these Funds.

Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, Money Market Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund (HIMCO's portion), Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
All Assets                   At Cost

Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $100 million            0.450%
Next $400 million             0.350%
Amount over $500 million      0.300%


Fundamental Growth Fund


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Amount over $150 million      0.250%

International Capital Appreciation Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million            0.400%
Next $100 million            0.300%
Next $350 million            0.250%
Amount over $500 million     0.225%

International Small Company Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million            0.400%
Next $100 million            0.350%
Amount over $150 million     0.275%

Capital Appreciation Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
All Assets                    0.221%

Growth Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First$50 million              0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Next $500 million             0.200%
Amount over $150 million      0.175%

Global Leaders Fund, International Opportunities Fund and MidCap Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Next $500 million             0.200%

Equity Income Fund and Value Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.350%
Next $100 million             0.275%
Next $350 million             0.225%
Amount over $500 million      0.175%

Growth Opportunities Fund, MidCap Value Fund, SmallCap Growth Fund and Value Opportunities Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Amount over $500 million      0.200%

Disciplined Equity Fund, Dividend and Growth Fund and Stock Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.325%
Next $100 million             0.250%
Next $350 million             0.200%
Next $500 million             0.150%

Advisers Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------  ------------
First $50 million             0.220%
Next $100 million             0.180%
Next $350 million             0.150%
Next $500 million             0.125%

Capital Appreciation II Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            0.500%
Next $250 million             0.450%
Next $500 million             0.400%
Amount Over $1 billion        0.350%

Balanced Income Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            0.270%
Next $250 million             0.220%
Next $500 million             0.210%
Amount over $1 billion        0.170%

Small Company Fund (Wellington's portion)

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
All Assets                    0.285%

ADVISORY FEE PAYMENT HISTORY

For the last three fiscal years, each Hartford Fund paid HIFSCO the following advisory fees:


                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES       2006         NET PAID*
---------                                 -----------   -------------   -----------
Advisers Fund                             $11,226,966     $  904,544    $10,322,422
Balanced Income Fund                      $    19,553     $    8,652    $    10,901
Capital Appreciation Fund                 $80,861,074     $       --    $80,861,074
Capital Appreciation II Fund              $ 2,084,142     $  127,689    $ 1,956,453
Disciplined Equity Fund                   $ 3,236,123     $   62,612    $ 3,173,511
Dividend and Growth Fund                  $19,633,450     $       --    $19,633,445
Equity Income Fund                        $ 4.239.403     $1,604,169    $ 2,635,234
Floating Rate Fund                        $ 7,534,068     $5,912,724    $ 1,621,344

Fundamental Growth Fund                   $   760,282     $  136,113    $   624,169
Global Communications Fund                $   287,448     $  225,084    $    62,364
Global Financial Services Fund            $   242,694     $  169,334    $    73,360
Global Health Fund                        $ 6,045,979     $  106,066    $ 5,939,913
Global Leaders Fund                       $ 5,827,000     $  275,703    $ 5,551,297
Global Technology Fund                    $   577,193     $  282,766    $   294,427
High Yield Fund                           $ 2,234,451     $  500,541    $ 1,733,910
Income Fund                               $   434,265     $  142,139    $   292,126
Inflation Plus Fund                       $ 5,095,807     $  604,062    $ 4,491,745
International Capital Appreciation Fund   $ 3,088,581     $  252,300    $ 2,836,281
International Opportunities Fund          $ 1,861,601     $  108,878    $ 1,752,723
International Small Company Fund          $ 1,608,447     $  112,966    $ 1,495,481
MidCap Fund                               $21,918,359     $       --    $21,918,359
MidCap Growth                             $    20,797     $   12,062    $     8,735
MidCap Value Fund                         $ 3,915,344     $  235,580    $ 3,679,764
Money Market Fund                         $ 1,241,944     $  404,266    $   837,678
Select MidCap Growth Fund                 $   427,500     $   66,085    $   361,415
Select MidCap Value Fund                  $   523,364     $   87.939    $   435,425
Select SmallCap Value Fund                $    39,550     $    5,597    $    33,953
Short Duration Fund                       $   742,961     $  130,460    $   612,501
Small Company Fund                        $ 3,079,607     $  250,219    $ 2,829,388
Stock Fund                                $ 9,137,101     $1,187,740    $ 7,949,361
Tax-Free California Fund                  $   122,703     $   21,325    $   101,378
Tax-Free New York Fund                    $    85,330     $   27,743    $    57,587
Total Return Bond Fund                    $ 4,700,823     $   51,524    $ 4,649,299
Value Fund                                $ 1,197,928     $   15,515    $ 1,182,413
Equity Growth Allocation Fund             $   321,645     $  188,333    $   133,312
Growth Allocation Fund                    $ 1,027,945     $  409,954    $   617,991
Balanced Allocation Fund                  $ 1,141,595     $  132,903    $ 1,008,692
Conservative Allocation Fund              $   266,999     $   73,887    $   193,112
Income Allocation Fund                    $    70,212     $   74,466        ($4,254)(a)
Retirement Income Fund                    $     1,028     $   83,862       ($82,834)(b)
Target Retirement 2010 Fund               $     2,158     $   84,152       ($81,994)(c)
Target Retirement 2020 Fund               $     1,888     $   88,044       ($86,156)(d)
Target Retirement 2030 Fund               $     1,211     $   82,979       ($81,768)(e)


* Gross fees offset by amount of Expense Reimbursement on total operating expenses.





(a)  Reimbursement of $74,466 exceeds advisory fee of $70,212



(b)  Reimbursement of $83,862 exceeds advisory fee of $1,028



(c)  Reimbursement of $84,152 exceeds advisory fee of $2,158



(d)  Reimbursement of $88,044 exceeds advisory fee of $1,888



(e)  Reimbursement of $82,979 exceeds advisory fee of $1,211


                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2005        NET PAID*
---------                                 -----------   -------------   -----------
Advisers Fund                             $14,425,360     $  348,817    $14,076,543
Capital Appreciation Fund                 $56,766,998             --    $56,766,998
Capital Appreciation II Fund              $   227,301     $   96,060    $   131,241
Disciplined Equity Fund                   $ 2,929,419     $  114,686    $ 2,814,733
Dividend and Growth Fund                  $17,693,015             --    $17,693,015

Equity Income Fund                        $ 3,118,002     $3,208,535       ($90,533)(a)
Floating Rate Fund                        $   334,884     $  385,126       ($50,242)(b)
Fundamental Growth Fund                   $   964,411     $   54,259    $   910,152
Global Communications Fund                $   164,980     $   95,836    $    69,144
Global Financial Services Fund            $   202,708     $   85,748    $   116,960
Global Health Fund                        $ 4,071,263     $  339,582    $ 3,731,681
Global Leaders Fund                       $ 5,799,463     $  612,509    $ 5,186,954
Global Technology Fund                    $   547,613     $  317,552    $   230,061
High Yield Fund                           $ 2,725,465     $   10,244    $ 2,715,221
Income Fund                               $   293,793     $  114,478    $   179,315
Inflation Plus Fund                       $ 5,202,427     $  528,422    $ 4,674,005
International Capital Appreciation Fund   $ 1,987,067     $  278,511    $ 1,708,556
International Opportunities Fund          $ 1,212,816     $  244,485    $   968,331
International Small Company Fund          $ 1,072,393     $  153,282    $   919,111
MidCap Fund                               $20,063,734             --    $20,063,734
MidCap Value Fund                         $ 3,783,997     $  400,995    $ 3,383,002
Money Market Fund                         $ 1,262,510     $  597,417    $   665,093
Select MidCap Growth Fund                 $   103,727     $   89,623    $    14,104
Select MidCap Value Fund                  $   103,695     $   14,292    $    89,403
Short Duration Fund                       $   751,436     $  132,944    $   618,492
Small Company Fund                        $ 2,538,289     $  478,172    $ 2,060,117
Stock Fund                                $10,714,469     $  794,453    $ 9,920,016
Tax-Free California Fund                  $    98,023     $   22,484    $    75,539
Tax-Free New York Fund                    $    82,170     $   27,624    $    54,546
Total Return Bond Fund                    $ 3,901,823     $  156,295    $ 3,745,528
Value Fund                                $ 1,035,598     $   31,229    $ 1,004,369
Equity Growth Allocation Fund             $   135,836     $  137,174        ($1,338)(c)
Growth Allocation Fund                    $   473,103     $  328,562    $   144,541
Balanced Allocation Fund                  $   584,436     $  243,796    $   340,640
Conservative Allocation Fund              $   177,177     $   75,079    $   102,098
Income Allocation Fund                    $    50,622     $   55,572        ($4,950)(d)
Retirement Income Fund                    $         9     $        4    $         5
Target Retirement 2010 Fund               $         6     $        4    $         2
Target Retirement 2020 Fund               $        16     $       11    $         5
Target Retirement 2030 Fund               $         6     $        5    $         1


* Gross fees offset by amount of Expense Reimbursement on total operating expenses.

(a)  Reimbursement of $3,208,535 exceeds advisory fee of $3,118,002

(b)  Reimbursement of $385,126 exceeds advisory fee of $334,884

(c)  Reimbursement of $137,174 exceeds advisory fee of $135,836

(d)  Reimbursement of $55,572 exceeds advisory fee of $50,622

                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2004        NET PAID*
---------                                 -----------   -------------   -----------
Advisers Fund                             $16,540,379     $  165,762    $16,374,617
Capital Appreciation Fund                 $40,217,537     $1,974,321    $38,243,216
Disciplined Equity Fund                   $ 2,824,471     $  163,061    $ 2,661,410
Dividend and Growth Fund                  $14,713,012     $  234,077    $14,478,935
Equity Income Fund                        $ 1,391,578     $1,462,134       ($70,556)(a)
Fundamental Growth Fund                   $ 1,217,098     $   37,836    $ 1,179,262
Global Communications Fund                $   114,803     $   47,531    $    67,272
Global Financial Services Fund            $   197,633     $   44,876    $   152,757
Global Health Fund                        $ 2,862,653     $  437,772    $ 2,424,881
Global Leaders Fund                       $ 5,633,293     $  779,308    $ 4,853,985
Global Technology Fund                    $   670,905     $  337,616    $   333,289
High Yield Fund                           $ 2,855,519     $    3,774    $ 2,851,745
Income Fund                               $   205,790     $   55,399    $   150,391
Inflation Plus Fund                       $ 3,443,363     $  321,246    $ 3,122,117
International Capital Appreciation Fund   $   460,562     $  159,623    $   300,939
International Opportunities Fund          $ 1,075,142     $  328,128    $   747,014
International Small Company Fund          $   637,354     $  204,115    $   433,239
MidCap Fund                               $18,713,044     $  338,513    $18,374,531
MidCap Value Fund                         $ 3,071,547     $  482,396    $ 2,589,151
Money Market Fund                         $ 1,514,471     $  927,433    $   587,038
Short Duration Fund                       $   461,006     $   95,406    $   365,600
Small Company Fund                        $ 2,424,927     $  668,893    $ 1,756,034
Stock Fund                                $12,394,558     $  133,892    $12,260,666
Tax-Free California Fund                  $    89,645     $   15,190    $    74,455
Tax-Free New York Fund                    $    69,420     $   16,193    $    53,227
Total Return Bond Fund                    $ 3,561,876     $   84,824    $ 3,477,052
Value Fund                                $   602,723     $   29,638    $   573,085
Equity Growth Allocation Fund             $     6,562     $    8,034        ($1,472)(b)
Growth Allocation Fund                    $    22,590     $   15,386    $     7,204
Balanced Allocation Fund                  $    33,151     $   11,143    $    22,008
Conservative Allocation Fund              $    14,731     $    4,973    $     9,758
Income Allocation Fund                    $     4,438     $    4,519           ($81)(c)


* Gross fees offset by amount of Expense Reimbursement on total operating expenses.

(a)  Reimbursement of $1,462,134 exceeds advisory fee of $1,391,578

(b)  Reimbursement of $8,034 exceeds advisory fee of $6,562

(c)  Reimbursement of $4,519 exceeds advisory fee of $4,438

     For the last three fiscal years, each New Hartford Fund paid HIFSCO the following advisory fees:

                                                   EXPENSE
                                                REIMBURSEMENT
FUND NAME                          GROSS FEES        2006        NET PAID*
---------                         -----------   -------------   ----------
Growth Fund                        $9,397,279      $ 86,931     $9,310,348
Growth Opportunities Fund          $8,287,876      $800,769     $7,487,107
SmallCap Growth Fund               $3,454,610      $289,788     $3,164,822
Tax-Free Minnesota Fund            $  252,223      $ 43,608     $  208,615
Tax-Free National Fund             $  847,248      $174,634     $  672,614
U.S. Government Securities Fund    $1,513,689      $178,707     $1,334,982
Value Opportunities Fund           $2,301,794      $155,463     $2,146,331

                                                   EXPENSE
                                                REIMBURSEMENT
FUND NAME                          GROSS FEES        2005        NET PAID*
---------                         -----------   -------------   ----------
Growth Fund                        $7,709,316      $421,774     $7,287,542
Growth Opportunities Fund          $6,060,778      $244,721     $5,816,057
SmallCap Growth Fund               $2,346,628      $189,611     $2,157,017
Tax-Free Minnesota Fund            $  260,951      $ 32,374     $  228,577
Tax-Free National Fund             $  726,442      $153,133     $  573,309

U.S. Government Securities Fund   $ 1,791,770      $201,921     $1,589,849
Value Opportunities Fund          $ 1,507,862      $149,765     $1,358,097

                                                   EXPENSE
                                                REIMBURSEMENT
FUND NAME                          GROSS FEES        2004        NET PAID*
---------                         -----------   -------------   ----------
Growth Fund                        $5,020,005      $429,605     $4,590,400
Growth Opportunities Fund          $5,265,970      $377,046     $4,888,924
SmallCap Growth Fund               $1,877,274      $189,404     $1,687,870
Tax-Free Minnesota Fund            $  264,877      $ 18,435     $  246,442
Tax-Free National Fund             $  679,177      $108,715     $  570,462
U.S. Government Securities Fund    $2,044,801      $188,317     $1,856,484
Value Opportunities Fund           $  675,706      $106,069     $  569,537

* Gross Fees offset by amount of Expense Reimbursement on total operating expenses.

     For the last three fiscal years, HIFSCO paid Wellington Management the following sub-advisory fees:


                                                        FEE WAIVER
FUND NAME                                  GROSS FEES      2006        NET PAID
---------                                 -----------   ----------   -----------
Advisers Fund                             $ 2,249,040          --    $ 2,249,040
Balanced Income                           $     7,282          --    $     7,282
Capital Appreciation Fund                 $22,126,006          --    $22,126,006
Capital Appreciation II Fund              $ 1,038,390          --    $ 1,038,390
Disciplined Equity Fund                   $   921,537          --    $   921,537
Dividend and Growth Fund                  $ 4,494,508          --    $ 4,494,508
Equity Income Fund                        $ 1,296,438          --    $ 1,296,438
Fundamental Growth Fund                   $   278,086          --    $   278,086
Global Communications Fund                $   129,352    $129,352             --
Global Financial Services Fund            $   109,213    $109,213             --
Global Health Fund                        $ 2,180,303          --    $ 2,180,303
Global Leaders Fund                       $ 1,795,539          --    $ 1,795,539
Global Technology Fund                    $   259,737          --    $   259,737
Growth Fund                               $ 2,861,827          --    $ 2,861,827
Growth Opportunities Fund                 $ 2,614,405          --    $ 2,614,405
International Capital Appreciation Fund   $   897,146          --    $   897,146
International Opportunities Fund          $   672,528    $336,264    $   336,264
International Small Company Fund          $   575,096          --    $   575,096
MidCap Fund                               $ 5,854,584          --    $ 5,854,584
MidCap Value Fund                         $ 1,276,571          --    $ 1,276,571
Small Company Fund                        $ 1,005,695          --    $ 1,005,695
SmallCap Growth Fund                      $ 1,197,143          --    $ 1,197,143
Stock Fund                                $ 2,177,342          --    $ 2,177,342
Value Fund                                $   447,316          --    $   447,316
Value Opportunities Fund                  $   786,709          --    $   786,709

                                                        FEE WAIVER
FUND NAME                                  GROSS FEES      2005        NET PAID
---------                                 -----------   ----------   -----------
Advisers Fund                             $ 3,058,047    $348,817    $ 2,709,230
Capital Appreciation Fund                 $15,639,037          --    $15,639,037
Capital Appreciation II Fund              $   113,650          --    $   113,650
Disciplined Equity Fund                   $   844,804          --    $   844,804
Dividend and Growth Fund                  $ 4,090,025          --    $ 4,090,025
Equity Income Fund                        $   989,387          --    $   989,387
Fundamental Growth Fund                   $   339,300          --    $   339,300
Global Communications Fund                $    74,269    $ 74,269             --
Global Financial Services Fund            $    91,259    $ 91,259             --
Global Health Fund                        $ 1,523,287          --    $ 1,523,287
Global Leaders Fund                       $ 1,788,081          --    $ 1,788,081
Global Technology Fund                    $   246,426          --    $   246,426
Growth Fund                               $ 2,432,071          --    $ 2,432,071
Growth Opportunities Fund                 $ 1,977,966          --    $ 1,977,966
International Capital Appreciation Fund   $   624,887          --    $   624,887
International Opportunities Fund          $   477,978    $238,989    $   238,989
International Small Company Fund          $   400,326          --    $   400,326
MidCap Fund                               $ 5,390,760          --    $ 5,390,760
MidCap Value Fund                         $ 1,237,882          --    $ 1,237,882
Small Company Fund                        $   871,498    $ 73,131    $   798,367
SmallCap Growth Fund                      $   802,978          --    $   802,978
Stock Fund                                $ 2,480,475          --    $ 2,480,475
Value Fund                                $   393,470          --    $   393,470
Value Opportunities Fund                  $   528,131          --    $   528,131



                                                        FEE WAIVER
FUND NAME                                  GROSS FEES      2004        NET PAID
---------                                 -----------   ----------   -----------
Advisers Fund                             $ 3,850,266          --    $ 3,850,266
Capital Appreciation Fund                 $11,183,716          --    $11,183,716
Disciplined Equity Fund                   $   818,670          --    $   818,670
Dividend and Growth Fund                  $ 3,469,565          --    $ 3,469,565
Equity Income Fund                        $   488,058          --    $   488,058
Fundamental Growth Fund                   $   415,152          --    $   415,152
Global Communications Fund                $    51,641    $ 51,641             --
Global Financial Services Fund            $    88,895    $ 88,895             --
Global Health Fund                        $ 1,101,974          --    $ 1,101,974
Global Leaders Fund                       $ 1,743,990          --    $ 1,743,990
Global Technology Fund                    $   301,907          --    $   301,907
Growth Fund                               $ 1,680,046          --    $ 1,680,046
Growth Opportunities Fund                 $ 1,751,058          --    $ 1,751,058
International Capital Appreciation Fund   $   177,728          --    $   177,728
International Opportunities Fund          $   429,485    $214,743    $   214,742
International Small Company Fund          $   247,621          --    $   247,621
MidCap Fund                               $ 5,053,432          --    $ 5,053,432
MidCap Value Fund                         $ 1,028,455          --    $ 1,028,455
Small Company Fund                        $   838,272    $419,136    $   419,136
SmallCap Growth Fund                      $   649,177          --    $   649,177
Stock Fund                                $ 2,803,952          --    $ 2,803,952
Value Fund                                $   244,703          --    $   244,703
Value Opportunities Fund                  $   252,727          --    $   252,727

     For the fiscal year ended October 31, 2006, HIFSCO paid the following sub-advisory fees for Select MidCap Growth Fund and Select MidCap Value Fund:



                                                        FEE WAIVER
FUND NAME                                  GROSS FEES      2006        NET PAID
---------                                 -----------   ----------   -----------
Select MidCap Growth Fund                   $213,810           --      $213,810
Select MidCap Value Fund                    $293,899           --      $293,899
Select SmallCap Value                       $ 21,082           --      $ 21,082



                                                        FEE WAIVER
FUND NAME                                  GROSS FEES      2005        NET PAID
---------                                 -----------   ----------   -----------
Select MidCap Growth Fund                   $51,755            --      $51,755
Select MidCap Value Fund                    $48,419            --      $48,419


* As of December 4, 2006 The Hartford Select MidCap Growth Fund terminated it's sub-advisory relationship with Chartwell Investment Partners, L.P., Goldman Sachs Asset Management, L.P. and Northern Capital Management. As of the same date, The Hartford Select MidCap Value Fund terminated it's sub-advisory relationship with Artisan Partners Limited Partnership, Cramer Rosenthal McGlynn, LLC and Sterling Capital Management, LLC. Both Funds now employ a single-manager approach with Hartford Investment Management Company providing sub-advisory services.

     For the last three fiscal years, HIFSCO paid Hartford Investment Management the following sub-advisory fees:


                                     2006        2005       2004
                                  ----------   --------   --------
Floating Rate Fund                $1,676,165   $ 78,790         --
High Yield Fund                   $1,064,088   $280,294   $262,865
Income Fund                       $  164,088   $ 37,763   $ 23,683
Inflation Plus Fund               $  398,379   $694,468   $402,677
MidCap Growth                     $  361,044         --         --
Money Market Fund                 $  261,233   $194,755   $209,112
Short Duration Fund               $  220,575   $105,370   $ 58,145
Tax-Free California Fund          $  103,214   $ 13,746   $ 11,253
Tax-Free Minnesota Fund           $  110,128   $ 27,954   $ 25,399
Tax-Free National Fund            $  162,523   $ 74,533   $ 62,055
Tax-Free New York Fund            $   95,954   $ 11,523   $  8,715
Total Return Bond Fund            $  722,060   $477,069   $384,334
U.S. Government Securities Fund   $  243,172   $191,918   $196,736
Retirement Income Fund            $   64,489         --         --
Target Retirement 2010 Fund       $   64,792         --         --
Target Retirement 2020 Fund       $   64,679         --         --
Target Retirement 2030 Fund       $   64,558         --         --



     HIFSCO has voluntarily agreed to limit the expenses of certain classes of each of the following Funds by reimbursing each of the Funds when total fund operating expenses of the class exceed the following percentages. This policy may be discontinued at any time, subject to the following exceptions. HIFSCO has agreed through October 31, 2007 to limit the total operating expenses of the Class A shares of Advisers Fund, Classes A, R3, R4 and R5 of Stock Fund, the Classes A, B, C, I, R3, R4, R5 and Y shares of Equity Income Fund, the Classes A, B, C and Y shares of Fundamental Growth Fund and the Classes A, B, C, R3, R4, R5 and Y shares of High Yield Fund. In addition, HIFSCO has agreed to limit permanently the total operating expenses of the Class A, B, C, I, R3, R4, R5 and Y shares of Floating Rate Fund, the Class L shares of U.S. Government Securities Fund, the Class Y shares of Tax-Free Minnesota Fund and Tax-Free National Fund, the Class I shares of Inflation Plus Fund, the Classes I, R3, R4, R5 and Y shares of Total Return Bond Fund, and the Class Y shares of Tax-Free California Fund and Tax-Free New York Fund.


                                                  CLASSES
FUND NAME                                CLASS A   B & C   CLASS I  CLASS L  CLASS R3  CLASS R4  CLASS R5  CLASS Y
---------                                -------  -------  -------  -------  --------  --------  --------  -------
Advisors Fund                              1.18%     N/A      N/A     N/A       N/A       N/A       N/A       N/A
Balanced Income                            1.25%    2.00%     N/A     N/A       N/A       N/A       N/A      0.90%
Checks and Balances Fund                   1.15%    1.90%     N/A     N/A       N/A       N/A       N/A       N/A
Capital Appreciation Fund                  1.29%     N/A     1.04%    N/A      1.54%     1.24%     0.94%      N/A
Capital Appreciation II Fund               1.60%    2.35%    1.35%    N/A      1.85%     1.55%     1.25%     1.15%

Disciplined Equity Fund                    1.40%    2.15%    N/A      N/A      1.65%     1.35%     1.05%     1.00%
Dividend and Growth Fund                   1.25%     N/A    1.00%     N/A      1.50%     1.20%     0.90%      N/A
Equity Income Fund                         1.25%    2.00%   1.00%     N/A      1.60%     1.30%     1.00%     0.90%
Floating Rate Fund                         1.00%    1.75%   0.75%     N/A      1.45%     1.15%     0.85%     0.75%
Fundamental Growth Fund                    1.45%    2.20%    N/A      N/A       N/A       N/A       N/A      1.05%
Global Communications Fund                 1.60%    2.35%    N/A      N/A       N/A       N/A       N/A      1.20%
Global Financial Services Fund             1.60%    2.35%    N/A      N/A       N/A       N/A       N/A      1.20%
Global Health Fund                         1.60%    2.35%   1.35%     N/A      1.85%     1.55%     1.25%     1.20%
Global Leaders Fund                        1.48%    2.35%    N/A      N/A      1.73%     1.43%     1.13%     1.20%
Global Technology Fund                     1.60%    2.35%    N/A      N/A       N/A       N/A       N/A      1.20%
Growth Fund                                1.33%    2.15%   1.08%    1.45%     1.58%     1.28%     0.98%     1.00%
Growth Opportunities Fund                  1.36%    2.15%   1.11%    1.45%     1.61%     1.31%     1.01%     1.00%
High Yield Fund                            1.15%    1.90%    N/A      N/A      1.40%     1.10%     0.80%     0.75%
High Yield Municipal Bond Fund             1.00%    1.75%   0.75%     N/A       N/A       N/A       N/A       N/A
Income Fund                                0.95%    1.70%    N/A      N/A       N/A       N/A       N/A      0.70%
Inflation Plus Fund                        0.85%    1.60%   0.60%     N/A      1.29%     0.99%     0.68%     0.60%
International Capital Appreciation Fund    1.60%    2.35%   1.35%     N/A      1.85%     1.55%     1.25%     1.20%
International Opportunities Fund           1.57%    2.35%    N/A      N/A      1.82%     1.52%     1.22%     1.20%
International Small Company Fund           1.60%    2.35%    N/A      N/A       N/A       N/A       N/A      1.20%
LargCap Growth Fund                        1.37%     N/A     N/A      N/A       N/A       N/A       N/A       N/A
MidCap Fund                                1.37%     N/A     N/A      N/A       N/A       N/A       N/A       N/A
MidCap Growth Fund                         1.40%    2.20%    N/A      N/A       N/A       N/A       N/A      1.00%
MidCap Value Fund                          1.40%    2.15%    N/A      N/A       N/A       N/A       N/A      1.00%
Money Market Fund                          0.95%    1.70%    N/A      N/A      1.20%     0.90%     0.60%     0.55%
Select MidCap Growth Fund                  1.50%    2.25%    N/A      N/A       N/A       N/A       N/A      1.10%
Select MidCap Value Fund                   1.55%    2.30%    N/A      N/A       N/A       N/A       N/A      1.15%
Select SmallCap Value Fund                 1.60%    2.35%    N/A      N/A       N/A       N/A       N/A      1.20%
Short Duration Fund                        0.90%    1.65%    N/A      N/A       N/A       N/A       N/A      0.65%
Small Company Fund                         1.40%    2.15%   1.15%     N/A      1.65%     1.35%     1.05%     1.00%
SmallCap Growth Fund                       1.40%    2.15%   1.15%    1.25%     1.65%     1.35%     1.05%     1.10%
Stock Fund                                 1.28%     N/A     N/A      N/A      1.53%     1.23%     0.93%      N/A
Strategic Income Fund                      1.15%    1.90%   0.90%     N/A       N/A       N/A       N/A       N/A
Tax-Free California Fund                   0.85%    1.60%    N/A      N/A       N/A       N/A       N/A      0.75%
Tax-Free Minnesota Fund                    0.85%    1.60%    N/A     0.90%      N/A       N/A       N/A      0.75%
Tax-Free National Fund                     0.85%    1.60%    N/A     0.90%      N/A       N/A       N/A      0.75%
Tax-Free New York Fund                     0.85%    1.60%    N/A      N/A       N/A       N/A       N/A      0.75%
Total Return Bond Fund                     1.00%    1.75%   0.75%     N/A      1.45%     1.15%     0.83%     0.75%
U.S. Government Securities Fund            1.00%    1.75%    N/A     1.00%      N/A       N/A       N/A      0.75%
Value Fund                                 1.40%    2.15%    N/A      N/A      1.65%     1.35%     1.05%     1.00%
Value Opportunities Fund                   1.40%    2.15%   1.15%    1.45%     1.65%     1.35%     1.05%     1.25%
Equity Growth Allocation Fund              1.60%    2.25%   1.35%     N/A      1.81%     1.51%     1.21%      N/A
Growth Allocation Fund                     1.50%    2.15%   1.25%     N/A      1.84%     1.51%     1.21%      N/A
Balanced Allocation Fund                   1.40%    2.10%   1.15%     N/A      1.78%     1.48%     1.18%      N/A
Conservative Allocation Fund               1.35%    2.00%   1.10%     N/A      1.78%     1.48%     1.18%      N/A
Income Allocation Fund                     1.20%    1.90%   0.95%     N/A      1.59%     1.29%     0.99%      N/A
Retirement Income Fund                     1.20%    1.95%    N/A      N/A      1.60%     1.30%     1.00%     0.90%
Target Retirement 2010 Fund                1.25%    2.00%    N/A      N/A      1.65%     1.35%     1.05%     0.95%
Target Retirement 2020 Fund                1.30%    2.05%    N/A      N/A      1.70%     1.40%     1.10%     1.00%
Target Retirement 2030 Fund                1.35%    2.10%    N/A      N/A      1.75%     1.45%     1.15%     1.05%



     Pursuant to the investment management agreements, investment sub-advisory agreements and investment services agreements, neither HIFSCO nor the sub-advisers are liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Each sub-adviser, other than Hartford Investment Management, has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO, which result in whole or in part from the applicable sub-adviser's misfeasance, bad faith, gross negligence (negligence in the case of SSgA FM) or reckless disregard of its duties as specifically set forth in the respective sub-advisory agreement.


     HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995. As of December 31, 2006, HIFSCO had approximately $42 billion of assets under management.

     Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1996. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131.2 billion in assets.

     Wellington Management, whose business address is 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $521 billion in assets. Wellington Management is a Massachusetts limited liability partnership.




     KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2006, KAR had approximately $6.5 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

     MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2006, MetWest Capital had investment management authority over approximately $6.9 billion in assets under management. MetWest Capital is a subsidiary of Wachovia Corporation. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.




     SSgA FM is registered with the SEC as an investment advisor under the 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2006, SSgA FM managed approximately $123 billion in assets, and SSgA managed approximately $1.7 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

     Hartford Life, an affiliate of HIFSCO, provides fund accounting services to the Funds including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of such Funds in accordance with such Funds' prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on all applicable Funds and all classes thereof; preparation of various reports; and such other similar services with respect to a Fund as may be reasonably requested by such Funds.

With respect to the Hartford Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds, Inc., on behalf of those Hartford Funds, and Hartford Life. In consideration of services rendered and expenses assumed pursuant to this agreement, each Hartford Fund (except for the funds of funds) pays Hartford Life a fee calculated at the annual rate of 0.015% of its aggregate net assets. Prior to January 1, 2006, this fee was calculated at the annual rate of 0.02% of the aggregate net assets of each of those Hartford Funds. With respect to the funds of funds, Hartford Life receives a fee from each fund of funds calculated at the annual rate of 0.01% of its aggregate net assets.


     With respect to the New Hartford Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds II, Inc., on behalf of the New Hartford Funds, Hartford Life and HIFSCO. In consideration of services rendered and expenses assumed pursuant to this agreement, each New Hartford Fund, except for the classes listed below, pays Hartford Life a fee calculated at the annual rate of 0.015% of its aggregate net assets. Prior to December 31, 2006, this fee was calculated at the annual rate of 0.02% of the aggregate net assets of each of those New Hartford Funds. For the Class L shares of each of the New Hartford Funds, HIFSCO pays the fund accounting services fees.

     The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:


FUND NAME                           2006         2005         2004
---------                        ----------   ----------   ----------
Advisers Fund                    $  287,554   $  447,490   $  517,953
Balanced Income Fund             $      405          N/A          N/A
Capital Appreciation Fund        $1,930,463   $1,715,780   $1,206,572
Capital Appreciation II Fund     $   32,205   $    4,546          N/A
Disciplined Equity Fund          $   63,804   $   73,229   $   70,606
Dividend and Growth Fund         $  490,343   $  556,402   $  457,046
Equity Income Fund               $   84,234   $   77,944   $   34,787
Floating Rate Fund               $  185,408   $   10,303          N/A
Fundamental Growth Fund          $   12,112   $   19,287   $   24,340
Global Communications Fund       $    4,524   $    3,299   $    2,296
Global Financial Services Fund   $    3,825   $    4,054   $    3,952
Global Health Fund               $   96,080   $   81,468   $   57,248

FUND NAME                                   2006       2005       2004
---------                                 --------   --------   --------
Global Leaders Fund                       $112,204   $141,313   $136,870
Global Technology Fund                    $  9,117   $ 10,951   $ 13,417
Growth Fund                               $149,448   $136,624   $ 56,068
Growth Opportunities Fund                 $ 68,293   $ 32,512   $ 12,037
High Yield Fund                           $ 47,329   $ 72,673   $ 76,141
Income Fund                               $ 11,334   $  9,793   $  6,858
Inflation Plus Fund                       $140,548   $180,079   $116,539
International Capital Appreciation Fund   $ 48,580   $ 39,738   $  9,210
International Opportunities Fund          $ 34,221   $ 28,534   $ 25,295
International Small Company Fund          $ 25,168   $ 21,446   $ 12,746
MidCap Fund                               $472,676   $544,646   $506,030
MidCap Growth Fund                        $    390        N/A        N/A
MidCap Value Fund                         $ 72,954   $ 89,028   $ 72,266
Money Market Fund                         $ 39,274   $ 50,496   $ 60,573
Select MidCap Growth Fund                 $  7,306   $  2,305        N/A
Select MidCap Value Fund                  $  8,110   $  2,027        N/A
Select SmallCap Value                     $    593        N/A        N/A
Short Duration Fund                       $ 21,486   $ 27,324   $ 16,732
Small Company Fund                        $ 57,469   $ 59,719   $ 57,052
SmallCap Growth Fund                      $ 42,115   $ 22,140   $ 10,449
Stock Fund                                $198,808   $298,896   $350,557
Tax-Free California Fund                  $  3,508   $  3,564   $  3,260
Tax-Free Minnesota Fund                   $  1,160   $  1,200   $    963
Tax-Free National Fund                    $ 11,659   $ 10,917   $  9,277
Tax-Free New York Fund                    $  2,458   $  2,988   $  2,524
Total Return Bond Fund                    $120,142   $123,701   $111,323
U.S. Government Securities Fund           $ 11,974   $ 18,405   $ 21,357
Value Fund                                $ 23,731   $ 25,888   $ 15,067
Value Opportunities Fund                  $ 34,702   $ 23,974   $  5,244
Equity Growth Allocation Fund             $ 16,084   $  6,792   $    323
Growth Allocation Fund                    $ 52,641   $ 23,657   $  1,111
Balanced Allocation Fund                  $ 59,615   $ 29,224   $  1,629
Conservative Allocation Fund              $ 13,351   $  8,860   $    723
Income Allocation Fund                    $  3,511   $  2,531   $    218
Retirement Income Fund                    $     51   $      1        N/A
Target Retirement 2010 Fund               $    108   $      0        N/A
Target Retirement 2020 Fund               $     94   $      1        N/A
Target Retirement 2030 Fund               $     60   $      0        N/A


     For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement with respect to the Class L shares of each of the New Hartford Funds by the New Hartford Funds.

     Because the Checks and Balances Fund, High Yield Municipal Bond Fund and Strategic Income Fund had not commenced operations as of the date of this SAI, no information is available regarding fund accounting fees paid to Hartford Life.

                               PORTFOLIO MANAGERS


OTHER ACCOUNTS ADVISED BY HIFSCO OR SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS



     The following table lists the number and types of other accounts advised by HIFSCO or sub-advised by Hartford Investment Management managers and assets under management in those accounts as of March 31, 2007:



                        REGISTERED
                        INVESTMENT       ASSETS                    ASSETS                     ASSETS
                          COMPANY       MANAGED      POOLED       MANAGED        OTHER       MANAGED
PORTFOLIO MANAGER        ACCOUNTS    (IN MILLION)   ACCOUNTS   (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
-----------------       ----------   ------------   --------   -------------   --------   -------------
Michael Bacevich            1           $4,065          1          $  248          4*        $ 1,646*
Christopher Bade            4(a)        $  242          0               0          0               0
Ed Caputo                   9(b)        $2,047          1          $1,148          4         $ 2,366
John Connor                 1           $4,065          0               0          0               0
Robert Crusha               3(c)        $2,493          9          $3,632         15         $ 2,847
William Davison             1           $  201          0               0          0               0
Brian Dirgins               1           $  191          0               0          0               0
Charles Grande              4(d)        $  242          0               0          6         $12,398
Michael Gray                0                0          0               0          0               0
Christopher Hanlon          3           $1,784          0               0          4         $ 6,512
John Hendricks              1           $  583          0               0          0               0
Jeffrey MacDonald           3           $  504          0               0          6         $   356
Charles Moon                3           $  504          0               0          2         $28,721
Mark Niland                 3           $1,143          2          $   74          5         $ 2,983
Peter Perrotti              0                0          0               0          0               0
Russell Regenauer           3           $1,784          0               0          0               0



* Of these four accounts, all have an advisory fee based on performance, representing $1,646 in assets.

James Serhant               2           $1,037          0               0          1         $   111
Adam Tonkinson              2           $2,302          0               0          2         $    67
Nasri Toutoungi             5(e)        $6,461          0               0         11         $ 1,709
Hugh Whelan                19(f)        $3,120          0               0          1         $    34
Timothy Wilhide             1           $  583          0               0          4         $   303
Edward Vaimberg             0                0          0               0          3         $   149
Vernon Meyer (HIFSCO)       0                0          0               0          0               0


(a) This portfolio manager manages more than one Hartford Fund (Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund). Assets under management in those Funds total $29,802,568, $34,969,682, $129,913,573 and $15,481,728, respectively.

(b) This portfolio manager manages more than one Hartford Fund (Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Income Allocation Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Equity Growth Allocation Fund). Assets under management in those Funds total $868,145, $2,454,214, $2,763,997, $2,275,181, $38,950,958,
     $150,418,576, $734,035,462, $659,349,714, and $201,439,785, respectively.

(c) This portfolio manager manages more than one Hartford Fund (Short Duration Fund and Money Market Fund). Assets under management in those Funds total $150,066,189 and $266,212,136, respectively.

(d) This portfolio manager manages more than one Hartford Fund (Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund). Assets under management in those Funds total $29,802,568, $34,969,682, $129,913,573 and $15,481,728, respectively.

(e) This portfolio manager manages more than one Hartford Fund (Total Return Bond Fund and High Yield Fund). Assets under management in those Funds total $872,695,647 and $292,033,362, respectively.


(f) This portfolio manager manages more than one Hartford Fund (Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Income Allocation Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Equity Growth Allocation Fund, SmallCap Growth Fund, Select MidCap Growth Fund, Select MidCap Value Fund, LargeCap Growth Fund, MidCap Growth Fund and Small Company Fund). Assets under management in those Funds total $868,145, $2,454,214, $2,763,997, $2,275,181, $38,950,958, $150,418,576,
     $734,035,462, $659,349,714, $201,439,785, $23,008,537, $25,500,241,
     $49,420,782, $10,062,038, $11,094,486 and $56,538,683 respectively.


CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds. Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

     Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Funds' guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.







COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.


     The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.


     The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.


     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of each Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

     The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.




     All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

     The Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund are managed by HIFSCO. While the portfolio managers for such funds of funds are employees of HIFSCO as well as Hartford Investment Management, they are compensated by Hartford Investment Management only. As such, their compensation is calculated as described above.


HIFSCO HIFSCO manages the Checks and Balances. The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to HIFSCO's success. The annual incentive plan provides cash bonuses dependent on both HIFSCO's overall performance and individual contributions. Bonuses vary depending on the scope of accountability and experience level of the individual. An individual's award is based upon multiple factors such as leadership, teamwork and overall contribution made during the year but not on performance of the fund. The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to HIFSCO to be rewarded in the future based on the continued profitable growth of HIFSCO. The size of actual individual awards will vary greatly. The awards will vest over three years. All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

     The benchmark by which each Fund's performance is measured for compensation purposes is as follows:

FUND*                             BENCHMARK
-----                             ---------
Floating Rate Fund                Loan Pricing Corporation Index (or equivalent)
High Yield Fund                   Lehman Corporate High Yield Index
High Yield Municipal Bond Fund    Lehman High Yield Municipal Index
Income Fund                       Lehman Aggregate Index
Inflation Plus Fund               Lehman US TIPS Index
MidCap Growth Fund                Russell MidCap Growth Index
Money Market Fund                 60 day T-Bill
Select MidCap Growth Fund         Russell MidCap Growth Index
Select MidCap Value Fund          Russell MidCap Value Index
Short Duration Fund               Lehman 1-5 yr. Government/Credit Index
Small Company Fund                Russell 2000 Growth Index; Lipper MF Small Cap Growth Average
Strategic Income Fund             Lehman Aggregate Index
Tax-Free California Fund          Lehman California Exempt Index
Tax-Free Minnesota Fund           Lehman Minnesota Exempt Index
Tax-Free National Fund            Lehman Municipal Bond Index
Tax-Free New York Fund            Lehman New York Exempt Index
Total Return Bond Fund            Lehman Aggregate Index
U.S. Government Securities Fund   Lehman US Government Index
Retirement Income Fund            S&P 500 Index; Lehman Aggregate Index
Target Retirement 2010 Fund       S&P 500 Index; Lehman Aggregate Index
Target Retirement 2020 Fund       S&P 500 Index; Lehman Aggregate Index
Target Retirement 2030 Fund       S&P 500 Index; Lehman Aggregate Index
                                  S&P 500 Index; Lehman Aggregate Index

*    Funds sub-advised by Hartford Investment Management


FUND**                            BENCHMARK
------                            ---------
Equity Growth Allocation Fund     S&P 500 Index
Growth Allocation Fund            80% S&P 500 Index
                                  20% Lehman Aggregate Index
Balanced Allocation Fund          60% S&P 500 Index
                                  40% Lehman Aggregate Index
Conservative Allocation Fund      40% S&P 500 Index
                                  60% Lehman Aggregate Index
Income Allocation Fund            Lehman Aggregate Index


**   Funds of funds managed by HIFSCO


EQUITY SECURITIES BENEFICIALLY OWNED BY HIFSCO OR HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     The dollar ranges of equity securities beneficially owned by HIFSCO or Hartford Investment Management portfolio managers in the Funds they sub-advise, as well as the funds of funds, are as follows for the fiscal year ended October 31, 2006:



                                                          DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER         FUND(S) SUB-ADVISED/MANAGED             BENEFICIALLY OWNED
-----------------       -------------------------------   ---------------------------------
Michael Bacevich        Floating Rate Fund                None
                        Strategic Income Fund             None
Christopher Bade        High Yield Municipal Bond Fund    None
                        Tax-Free California Fund          None
                        Tax-Free Minnesota Fund           None
                        Tax-Free National Fund            None
                        Tax-Free New York Fund            None
Edward C. Caputo        Equity Growth Allocation Fund     None
                        Growth Allocation Fund            None
                        Balanced Allocation Fund          None
                        Conservative Allocation Fund      None
                        Income Allocation Fund            None
                        Retirement Income Fund            None
                        Target Retirement 2010 Fund       None
                        Target Retirement 2020 Fund       None
                        Target Retirement 2030 Fund       None
John Connor             Floating Rate Fund                None

Robert Crusha           Money Market Fund                 None
                        Short Duration Fund               None
William Davison         Income Fund                       None
Brian Dirgins           Short Duration Fund               None

Charles Grande          High Yield Municipal Bond Fund    None
                        Tax-Free California Fund          None
                        Tax-Free Minnesota Fund           None
                        Tax-Free National Fund            None
                        Tax-Free New York Fund            None
Michael Gray            Strategic Income Fund             None
Christopher Hanlon      U.S. Government Securities Fund   None

John Hendricks          Inflation Plus Fund               None
Jeffrey MacDonald       Income Fund                       None

Charles Moon            Income Fund                       None

Mark Niland             High Yield Fund                   None
                        Strategic Income Fund             None

Peter Perrotti          Strategic Income Fund             None
Russell Regenauer       U.S. Government Securities Fund   None

James Serhant           High Yield Fund                   None

Adam Tonkinson          Money Market Fund                 None

Nasri Toutoungi         High Yield Fund                   $1 - $10,000
                        Total Return Bond Fund            None
                        Strategic Income Fund             None

Hugh Whelan             LargeCap Growth Fund              None
                        MidCap Growth Fund                None
                        Select MidCap Growth Fund         None
                        Select MidCap Value Fund          None
                        SmallCap Growth Fund              None
                        Small Company Fund                None
                        Equity Growth Allocation Fund     None
                        Growth Allocation Fund            None
                        Balanced Allocation Fund          None
                        Conservative Allocation Fund      None
                        Income Allocation Fund            None
                        Retirement Income Fund            None
                        Target Retirement 2010 Fund       None
                        Target Retirement 2020 Fund       None
                        Target Retirement 2030 Fund       None
Timothy Wilhide         Inflation Plus Fund               None
Edward Vaimberg         Strategic Income Fund             None
Vernon Meyer (HIFSCO)   Checks and Balances Fund          None

OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     The following table lists the number and types of other accounts sub-advised by Wellington Management managers and assets under management in those accounts as of October 31, 2006*:


     *Francis J. Boggan will assume portfolio management responsibilities for the Focus Fund on March 30, 2007 and Steven T. Irons and Peter I. Higgins will no longer serve as portfolio managers of the Focus Fund. The tables below do not reflect this change.


                            REGISTERED      ASSETS
                            INVESTMENT      MANAGED                    ASSETS                      ASSETS
                             ACCOUNTS    (IN MILLIONS)    POOLED       MANAGED        OTHER       MANAGED
PORTFOLIO MANAGER            COMPANY           *         ACCOUNTS   (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
-----------------           ----------   -------------   --------   -------------   --------   -------------
Mario E. Abularach            8(a)          $ 4,394         2          $   90          7(1)       $   755
Steven C. Angeli              5             $ 1,721         5(2)       $  165         24(2)       $ 1,127
James H. Averill              1(b)          $   266         1          $    1          1          $     1
John F. Averill               4             $   121        18(3)       $  469         37(3)       $   479
Archana Basi                  2             $    33        27          $  429        155(4)       $ 1,766
Jean-Marc Berteaux           13(c)          $ 3,929        17          $4,249         25(5)       $ 4,725
John A. Boselli               7             $ 1,470        10(6)       $1,615         39(6)       $ 7,113
Edward P. Bousa               5(7)          $36,940         4          $  280          3          $   557
Michael T. Carmen             4(d)          $ 2,703         9(8)       $  635          5          $   260
Frank D. Catrickes            1(e)          $14,262        11(9)       $  781          6          $   260
Mammen Chally                 2             $ 2,190         9          $  975         21(10)      $11,715
Nicolas M. Choumenkovitch     4(f)          $ 2,022         6(11)      $  385         18(11)      $ 2,611
Robert L. Deresiewicz         4             $    76        14(12)      $   76         37(12)      $   228
Doris T. Dwyer                6             $ 1,458         7          $  401         12(13)      $ 2,553
David J. Elliott              3             $ 1,090         7          $  401         12(13)      $ 2,553
David R. Fassnacht            3(g)(14)      $16,331         6          $  568          2(14)      $   502
Ann C. Gallo                  5             $   121        30(15)      $  272        151(15)      $ 1,379
Bruce L. Glazer               5             $   114        37(16)      $  519        158(16)      $ 1,207
Christopher L. Gootkind       6(17)         $19,421        --              --         --               --
Peter I. Higgins              2(h)          $11,028         2          $    8         --               --
Lucius T. Hill                6             $   649         6          $2,638         12          $ 3,028
Matthew D. Hudson            13(c)          $ 3,929        16          $4,247         25(5)       $ 4,725
Jean M. Hynes                 5             $   324        33(18)      $  835        160(18)      $ 4,777
Steven T. Irons               2(h)          $11,028         1          $    6         --               --
John C. Keogh                 7(17)         $21,521        --              --         24          $ 2,193
Anita M. Killian              5             $   139        35(19)      $  378        159(19)      $ 1,718
Mark T. Lynch                 2             $    61        24(20)      $1,072        138(20)      $ 4,890
Daniel Maguire                2             $   463         8          $  690          9(21)      $   576
Kirk J. Mayer                 5             $    45        33(22)      $  141        159(22)      $   603
James N. Mordy                5(i)          $ 1,785         3          $  102         11(23)      $ 1,883
Stephen Mortimer              5             $ 1,743         1          $   88          5(1)       $   670
David Nincic                  2             $    10        27          $  159        155(24)      $   622
Andrew S. Offit              13(c)          $ 3,929        17          $4,249         25(5)       $ 4,725
David W. Palmer               1(j)          $   139         1          $    1         --               --
Saul J. Pannell               1(e)          $14,261         9(25)      $  734          3          $   189
Philip H. Perelmuter          3             $ 2,939         7(26)      $  814         40(26)      $ 2,500
James A. Rullo                2             $ 2,190        14          $1,551         44(27)      $18,424
John R. Ryan                  9(k)(28)      $11,131         2          $   47         21          $ 3,635

Joseph H. Schwartz            4             $   129        30(29)      $  240        139(29)      $ 1,081
Andrew J. Shilling            7             $ 1,539        10(30)      $1,797         39(30)      $ 8,175
Scott E. Simpson              4             $   136        29          $  772        131(31)      $ 3,206
Scott St. John                6             $   649         5(32)      $2,299         11          $ 1,724
Eric I. Stromquist            5             $   129        18          $  149         37(32)      $   453
Simon H. Thomas               2             $   463         8          $  690          9(35)      $   576

(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Growth Opportunities Fund and Small Company Fund). Assets under management in those Funds total approximately $1,241m and 347m respectively.

(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $109m and $131mrespectively.

(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Leaders Fund and International Capital Appreciation Fund). Assets under management in those Funds total approximately $729m and $360m respectively.

(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Growth Opportunities Fund). Assets under management in those Funds total approximately $109m and $1,241m respectively.

(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Capital Appreciation II Fund). Assets under management in those Funds total approximately $14,527m and $37m respectively.

(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and International Opportunities Fund). Assets under management in those Funds total approximately $73m and $253m.

(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $109m and $68m respectively.


(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Advisers Fund, Fundamental Growth Fund and Stock Fund). Assets under management in those Funds total approximately $1,147m, $67m, and $1,203m respectively.


(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund, MidCap Value Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $109m, $463m and $34m respectively.

(j) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $109m and $68m respectively.

(k) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund and Value Fund). Assets under management in those Funds total approximately $6m, $641m, and $176m respectively.

(1) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total approximately $156m.

(2) The advisory fee for one of these pooled accounts and one of these other accounts is based upon performance. Assets under management in the pooled account and other account total approximately $18m and $156m respectively.

(3) The advisory fee for three of these pooled accounts and three of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $247m and $285m respectively.

(4) The advisory fee for sixteen of these other accounts is based upon performance. Assets under management in those accounts total approximately $303m.

(5) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total approximately $143m.

(6) The advisory fee for one of these pooled accounts and one of these other accounts is based upon performance. Assets under management in the pooled account and other account total approximately $125m and $326m.

(7) The advisory fee for two of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $29,603m.

(8) The advisory fee for four of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $309m.

(9) The advisory fee for five of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $358m.

(10) The advisory fee for three of these other accounts is based upon performance. Assets under management in those accounts total approximately $5,907m.

(11) The advisory fees for two of these pooled accounts and three of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $70m and $515m.

(12) The advisory fees for one of these pooled accounts and three of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $3m and $128m.

(13) The advisory fee for two of these other accounts is based upon performance. Assets under management in those accounts total approximately $287m.

(14) The advisory fee for two of these registered investment company accounts and one of these other accounts is based upon performance. Assets under management in those registered investment company accounts and other accounts total approximately $16,194m and $477m.

(15) The advisory fee for one of these pooled accounts and sixteen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $6m and $466m.

(16) The advisory fee for three of these pooled accounts and seventeen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $207m and $393m..

(17) The advisory fee for two of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $15,566m.

(18) The advisory fee for one of these pooled accounts and seventeen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $18m and $1,478m.

(19) The advisory fee for one of these pooled accounts and seventeen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $7m and $485m.

(20) The advisory fee for two of these pooled accounts and fifteen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $352m and $1,843m.

(21) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total approximately $61m.

(22) The advisory fee for one of these pooled accounts and seventeen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $2m and $170m.

(23) The advisory fee for two of these other accounts is based upon performance. Assets under management in those accounts total approximately $80m.

(24) The advisory fee for sixteen of these other accounts is based upon performance. Assets under management in those accounts total approximately $109m.

(25) The advisory fee for four of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $331m.

(26) The advisory fee for one of these pooled accounts and three of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $25m and $60m.

(27) The advisory fee for twelve of these other accounts is based upon performance. Assets under management in those accounts total approximately $11,043m.

(28) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $8,036m.

(29) The advisory fee for one of one pooled accounts and fifteen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $5m and $379m.

(30) The advisory fee for one of these pooled accounts and one of these other accounts is based upon performance. Assets under management in the pooled account and other account total approximately $168m and $326m.

(31) The advisory fee for one of these pooled accounts and fourteen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $7m and $791m.

(32) The advisory fee for three of these pooled accounts and four of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $30m and $313m.

(33) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total approximately $61m.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     Individual Investment Professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

     An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account portfolio. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management, Messrs. Angeli, Averill, Carmen, Deresiewicz, Glazer, Lynch, Mayer, Pannell, Schwartz and Stromquist and Ms. Gallo and Ms. Hynes also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     HIFSCO pays Wellington Management a fee based on the assets under management of each Fund as set forth in the relevant Investment Sub-Advisory Agreement between Wellington Management and HIFSCO with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds. The following information relates to the fiscal year ended October 31, 2006.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components.

     The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.

     Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by that Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Except as noted below, Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. With respect to the International Small Company Fund, the Investment Professional's incentive payment is a flat rate which is not linked to benchmark performance. Fixed income Portfolio Managers' incentive on the relevant Fund is based solely on the revenues earned by Wellington management and has no additional performance related compensation component. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan as a partner of the firm. The following individuals are partners of the firm:

Steven C. Angeli
James H. Averill
John F. Averill
Jean-Marc Berteaux*


Francis J. Boggan


John A. Boselli
Edward P. Bousa
Michael T. Carmen
Frank D. Catrickes*
David R. Fassnacht
Ann C. Gallo
Bruce L. Glazer
Jean M. Hynes
Steven T. Irons
John C. Keogh
Mark T. Lynch
James N. Mordy
Andrew S. Offit
Saul J. Pannell
Phillip H. Perelmuter
James A. Rullo
John R. Ryan
Joseph H. Schwartz
Theodore E. Shasta
Andrew J. Shilling
Scott E. Simpson
Trond Skramstad
Eric C. Stromquist

*    Effective January 1, 2007

Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:

                 FUND                     BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
                 ----                     --------------------------------------------------
Advisers Fund(2)                          S&P 500 Index
                                          Lipper MF Large Cap Core Index

Capital Appreciation Fund                 Russell 3000 Index(3)
                                          Lipper MF Multicap Core Index

Capital Appreciation II Fund

   Value Opportunities                    Russell 3000 Value Index
                                          Lipper MF Multicap Core Average

   Growth Opportunities                   Russell 3000 Growth Index
                                          Lipper MF Multicap Core Average

   Special Situations                     Russell 3000 Index
                                          Lipper MF Multicap Core Average

   Global Equities                        MSCI World Index
                                          Lipper Multicap Core Average

   Capital Appreciation                   Russell 3000 Index
                                          Lipper Multicap Core Average

Disciplined Equity Fund                   S&P 500 Index

Dividend and Growth Fund                  S&P 500 Index
                                          Lipper MF Equity Income Average

Equity Income Fund                        Lipper MF Equity Income Average
                                          Russell 1000 Value Index

Fundamental Growth Fund                   Russell 1000 Growth Index
                                          Lipper Large Cap Growth Average Index

Global Communications Fund                MSCI AC Telecommunications Index(4)

Global Financial Services Fund            MSCI Finance ex Real Estate Index
                                          Lipper MF Financial Services Average

Global Health Fund                        Goldman Sachs Health Care Index
                                          Lipper Health & Biotechnology Average

Global Leaders Fund                       MSCI World Growth Index(5)
                                          Lipper Global Large Cap Growth Average

Global Technology Fund                    Goldman Sachs Technology Total Return Index
                                          Lipper MF Science and Technology Average

Growth Fund                               Russell 1000 Growth Index
                                          Lipper MF Large Cap Growth Average

Growth Opportunities Fund                 Russell 3000 Growth Index
                                          Lipper MF Multicap Growth Average

International Capital Appreciation Fund   MSCI International EAFE Growth Index(6)
                                          Lipper MF International Multicap Growth Average

International Opportunities Fund          Lipper MF International  Large Cap Core Average(7)
                                          MSCI AC World Free ex US Index

International Small Company Fund          N/A

MidCap Fund                               S&P MidCap 400 Index
                                          Lipper MF MidCap Core Average

MidCap Value Fund                         Russell 2500 Value Index
                                          Lipper MF Mid Cap Value Average

Small Company Fund                        Russell 2000 Growth Index
                                          Lipper MF Small Cap Growth Average

SmallCap Growth Fund                      Russell 2000 Growth Index

Stock Fund                                S&P 500 Index
                                          Lipper MF Large Cap Core Index

Value Fund                                Russell 1000 Value Index
                                          Lipper MF Large Cap Value Average

Value Opportunities Fund                  Russell 3000 Value Index
                                          Lipper MF Multicap Value Average(8)

(1) For Funds with multiple benchmarks/peer groups, allocations are weighted equally.

(2)  Equity portion of the Advisers Fund.

(3)  Prior to July 1, 2005, the benchmark was the S&P 500 Index.

(4) For the period January 1, 2002, through January 1, 2006, the benchmark was a blend of the MSCI Broad Telecom Index and MSCI AC Telecommunications Index.

(5) For the period January 1, 2003, through December 31, 2003, the benchmark was a blend of the Lipper Global Large Cap Growth Average and the MSCI World Index.

(6) Prior to January 1, 2006, the benchmark was the MSCI EAFE Index with no comparison made to the Fund's Lipper peer group.

(7) Prior to January 1, 2006, the benchmark was the Lipper International Large Cap Core Average.

(8) Prior to January 1, 2005, the benchmark was the Lipper Multicap Growth Average.

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     The dollar ranges of equity securities beneficially owned by Wellington Management managers in the Funds they sub-advise are as follows for the fiscal year ended October 31, 2006:


                                                                        DOLLAR RANGE OF
                                                                       EQUITY SECURITIES
    PORTFOLIO MANAGER                 FUND(S) SUB-ADVISED              BENEFICIALLY OWNED
    -----------------       ---------------------------------------   -------------------
Mario E. Abularach          Growth Opportunities Fund                 None
                            Small Company Fund                        None
Steven C. Angeli            Small Company Fund                        None
James H. Averill            Capital Appreciation II Fund              None
                            Value Opportunities Fund                  $100,001-$500,000
John F. Averill             Global Technology Fund                    $10,001-$50,000
Archana Basi                Global Communications Fund                $10,001-$50,000
Jean-Marc Berteaux          Global Leaders Fund                       None
                            International Capital Appreciation Fund   None
Francis J. Boggan(1)        Fundamental Growth Fund                   None
John A. Boselli             Growth Fund                               None
Edward P. Bousa             Dividend and Growth Fund                  Over $1,000,000
Michael T. Carmen           Capital Appreciation II Fund              None
                            Growth Opportunities Fund                 $100,001-$500,000
Frank D. Catrickes          Capital Appreciation Fund                 $100,001-$500,000
                            Capital Appreciation II Fund              None
Mammen Chally               Disciplined Equity Fund                   $10,001-$50,000
Nicolas M. Choumenkovitch   Capital Appreciation II Fund              $10,001-$50,000
                            International Opportunities Fund          $1-$10,000
Robert L. Deresiewicz       Global Health Fund                        None
Doris T. Dwyer              SmallCap Growth Fund                      None
David J. Elliott            SmallCap Growth Fund                      None
David R. Fassnacht          Capital Appreciation II Fund              None
                            Value Opportunities Fund                  $10,001-$50,000
Ann C. Gallo                Global Health Fund                        $50,001-$100,000
Bruce L. Glazer             Global Technology Fund                    None
Christopher L.Gootkind      Advisers Fund                             None
Peter I. Higgins            Advisers Fund                             None
                            Stock Fund                                None
Lucius T. Hill              Balanced Income Fund                      $100,001-$500,000
Matthew D. Hudson           Global Leaders Fund                       None
                            International Capital Appreciation Fund   None
Jean M. Hynes               Global Health Fund                        $100,001-$500,000
Steven T. Irons             Advisers Fund                             None
                            Stock Fund                                None
John C. Keogh               Advisers Fund                             $100,001-$500,000
Anita M. Killian            Global Technology Fund                    $10,0001-$50,000
Mark T. Lynch               Global Financial Services Fund            $100,001-$500,000
Daniel Maguire              International Small Company Fund          None
Kirk J. Mayer               Global Health Fund                        $50,001-$100,000
James N. Mordy              Capital Appreciation II Fund              None
                            MidCap Value Fund                         Over $1,000,000
                            Value Opportunities Fund                  $10,001-$50,000
Stephen Mortimer            Small Company Fund                        None
David Nincic                Global Communications Fund                None
Andrew S. Offit             Global Leaders Fund                       $1-$10,000
                            International Capital Appreciation Fund   None
                            Capital Appreciation II Fund              None
David W. Palmer             Value Opportunities Fund                  $10,001-$50,000
Saul J. Pannell             Capital Appreciation Fund                 Over $1,000,000
                            Capital Appreciation II Fund              None
Philip H. Perelmuter        MidCap Fund                               $100,001-$500,000

James A. Rullo              Disciplined Equity Fund                   $100,001-$500,000
John R. Ryan                Balanced Income                           $100,001-$500,000
                            Equity Income Fund                        Over $1,000,000
                            Value Fund                                $500,001-$1,000,000
Joseph H. Schwartz          Global Health Fund                        $100,001-$500,000
Andrew J. Shilling          Growth Fund                               $100,001-$500,000
Scott E. Simpson            Global Technology Fund                    None
Scott I. St. John           Balanced Income Fund                      None
Eric C. Stromquist          Global Technology Fund                    $50,0001-$100,000
Simon H. Thomas             International Small Company               $10,001-$50,000

(1) Francis J. Boggan was named portfolio manager for Hartford Fundamental Growth Fund as of March 30, 2007, replacing Peter I. Higgins and Steven T. Irons. The information provided in the table above is current as of October 31, 2006.





OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the KAR portfolio managers and assets under management in those accounts as of October 31, 2006:


                        REGISTERED
                        INVESTMENT
                          COMPANY        ASSETS        POOLED                     OTHER
PORTFOLIO MANAGER        ACCOUNTS       MANAGED      ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
-----------------       ----------      -------      --------   --------------   --------   --------------
                                     (IN MILLIONS)              (IN MILLIONS)               (IN MILLIONS)
Sandi L. Gleason             5            $129           0             0          $17,879       $4,383
Robert A. Schwarzkopf        5            $129           0             0          $17,879       $4,383

CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS

     There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of Select SmallCap Value Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that KAR may have in place that could benefit Select SmallCap Value Fund or such other accounts. KAR believes that there are no material conflicts of interest between the investment strategies of Select SmallCap Value Fund and the investment strategies of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

     As an investment manager with multiple product placed at multiple sponsors, KAR has long had procedures in place to control and monitor potential conflicts among sponsor program and products. Whenever a buy or sell program is launched, each investor class is put into a randomly selected order as determined by an automated randomized process. Further, there are extensive controls on employee trading, best execution, and step-out trading. The firm does not self deal or swap securities among accounts. All orders are exposed to an open exchange traded market or order matching facility, ECN.

COMPENSATION OF KAR PORTFOLIO MANAGERS

     KAR believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

     The bonus amount for a portfolio manager is based upon (1) how well the individual manager performs in his or her assigned products versus industry benchmarks, (2) growth in total assets under management including, but not limited to, Select SmallCap Value Fund and (3) a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

     The following is a more detailed description of the compensation structure of Select SmallCap Value Fund's portfolio managers.

     Base Salary. Each portfolio manager is paid a base salary, which is determined by KAR and is designed to be competitive in light of the individual's experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

     Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at KAR has several components:

     (1) Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the fund managed is measured over one, three, and five-year periods against the specified benchmark. Generally, an individual manager's participation is based on the performance of the fund or separately managed account overseen and is weighted roughly by total assets in the fund or separately managed accounts. For Select SmallCap Value Fund, the benchmark used is the Russell 2000 Value Index.

     (2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

     (3) Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager's investment area.

     The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

     Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

EQUITY SECURITIES BENEFICIALLY OWNED BY KAR PORTFOLIO MANAGERS

     As of October 31, 2006, the portfolio managers do not own any shares of the Select SmallCap Value Fund.


OTHER ACCOUNTS SUB-ADVISED BY CAPITAL PORTFOLIO MANAGERS



The following table lists the number and types of other accounts managed by the MetWest Capital portfolio managers and assets under management in those accounts as of April 30, 2007:



                    REGISTERED
                    INVESTMENT
                      COMPANY        ASSETS       POOLED                       OTHER
PORTFOLIO MANAGER    ACCOUNTS       MANAGED      ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
-----------------   ----------   -------------   --------   --------------   --------   --------------
                                 (IN MILLIONS)               (IN MILLIONS)               (IN MILLIONS)
Gary W. Lisenbee         4            $580           7           $81             6            $34
Samir Sikka(1)           4            $580           7           $81             6            $34



(1) Mr. Sikka joined Gary W. Lisenbee as lead strategists for the Hartford Select SmallCap Value Fund in February 2007.


CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY METWEST PORTFOLIO MANAGERS

     MetWest Capital anticipates no material conflicts of interest, as all accounts in the Small Cap Intrinsic Value strategy are managed to the model portfolio as specified by the investment team. The investment team implements the model consistently across client portfolios, while accommodating any client-specific requirements, such as investment restrictions or cash flow requirements. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For a portfolio with restrictions, the investment team determines the position(s) that comply with the client's requirements.

     While portfolios of clients with investment restrictions may differ slightly from the model portfolio, those differences do not affect the percentage allocations, unless a client's restrictions prohibit a particular trade. Portfolio managers do not have discretion regarding the allocation of investment opportunities. They apply any restriction objectively. For example, if a client's investment guidelines prohibit the purchase of a particular security in the model, the investment team determines a substitute holding that is purchased for that client's account. In addition, to ensure that divergence in account composition is driven exclusively by differences in client objectives, every trade that is executed every day is reviewed by the senior members of the investment team, including both MetWest Capital's President and its Chief Investment Officer, both of whom are owners of the firm.

COMPENSATION OF METWEST CAPITAL PORTFOLIO MANAGERS

     MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan. A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary and may include equity in MetWest Capital's publicly traded parent, Wachovia Corporation. While Wachovia Corporation holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on profitability of the firm.

     MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

EQUITY SECURITIES BENEFICIALLY OWNED BY METWEST PORTFOLIO MANAGERS


     As of October 31, 2006, the
dollar ranges of equity securities beneficially owned by MetWest managers in the Select SmallCap Value Fund are as follows



                                                     Dollar Range of Equity
                                                Securities Beneficially Owned in
Name                Fund Sub-Advised/Managed           Each Fund Managed
----               --------------------------   --------------------------------
Gary W. Lisenbee   Select SmallCap Value Fund   None
Samir Sikka        Select SmallCap Value Fund   None





OTHER ACCOUNTS SUB-ADVISED BY SSGA FM PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the SSgA FM portfolio managers and assets under management in those accounts as of October, 2006:


                     REGISTERED
                     INVESTMENT
                       COMPANY        ASSETS       POOLED                       OTHER
PORTFOLIO MANAGER*    ACCOUNTS       MANAGED      ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
------------------   ----------   -------------   --------   --------------   --------   --------------
                                  (IN MILLIONS)               (IN MILLIONS)               (IN MILLIONS)
Chuck Martin             8            $1,100         42          $49,900          63         $30,900
Ric Thomas               8            $1,100         42          $49,900          63         $30,900


* The following table lists the number and types of other accounts managed by the U.S. Enhanced Equity Team and assets under management in those accounts. Enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM. The advisory fee for thirty-seven of these pooled accounts and twenty-seven of these other accounts is based upon performance.

CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY SSGA FM PORTFOLIO MANAGERS

     A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Select SmallCap Value Fund. Potential conflicts may arise out of (a) the portfolio manager's execution of different investment strategies for various accounts or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from those of the Select SmallCap Value Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Select SmallCap Value Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

     The potential conflicts described are applicable to SSgA/SSgA FM as our Portfolio Managers manage several accounts with similar guidelines and differing fee schedules.

COMPENSATION OF SSGA FM PORTFOLIO MANAGERS

     The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula, benchmark or identifiable criteria for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

EQUITY SECURITIES BENEFICIALLY OWNED BY SSGA FM PORTFOLIO MANAGERS

     As of October 31, 2006, the portfolio managers do not own any shares of the Select SmallCap Value Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the funds of funds, transactions in shares of the Underlying Funds. With respect to the funds of funds, each fund of funds will not incur any commissions or sales charges when it invests in the Underlying Funds.

     Subject to any policy established by each Company's board of directors and HIFSCO, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable Fund (or in the case of a fund of funds, each Underlying Fund) and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund (or in the case of a fund of funds, each Underlying Fund) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-advisers generally seek reasonably competitive spreads or commissions, the Funds (or in the case of a fund of funds, the Underlying Funds) do not necessarily pay the lowest possible spread or commission. HIFSCO may instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

     The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-advisers may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market Fund for such purchases or sales.

     While the sub-advisers seek to obtain the most favorable net results in effecting transactions in a Fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may cause a Fund (or in the case of a fund of funds, an Underlying Fund) to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (or in the case of a fund of funds, an Underlying Fund) in excess of the amount that another broker-dealer would have charged in respect of that transaction. Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fees paid by the Funds are not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.

     Hartford Investment Management has determined that at present it will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (e.g., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either cased on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.

     To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company's board of directors, available securities may be allocated to the Fund (or in the case of a fund of funds, the Underlying Fund) and other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund (or in the case of a fund of funds, each Underlying Fund). In some cases, this system might adversely affect the price paid by a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, in the case of a small issue).

     Accounts managed by the sub-advisers (or their affiliates) may hold securities held by a Fund (or in the case of a fund of funds, an Underlying
Fund). Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.

     Because Checks and Balances Fund, High Yield Municipal Bond Fund and Strategic Income Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid is available for these funds.

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the Hartford Funds paid the following brokerage commissions:


FUND NAME                                    2006            2005             2004
---------                                 -----------     -----------     -----------
Advisers Fund                             $ 2,633,867     $ 1,939,220     $ 1,366,157
Balanced Income Fund                      $     1,753(4)           --              --
Capital Appreciation Fund                 $19,527,195     $18,271,276     $15,846,145
Capital Appreciation II Fund              $   502,504     $    66,862             N/A
Disciplined Equity Fund                   $   348,822     $   287,275     $   473,735
Dividend and Growth Fund                  $ 1,379,661     $ 1,360,617     $ 1,882,393
Equity Income Fund                        $   216,886     $   175,509     $   124,519
Floating Rate Fund                                N/A             N/A             N/A
Fundamental Growth Fund                   $   136,416     $   168,019     $   295,503
Global Communications Fund                $    86,805     $    31,191     $    46,671
Global Financial Services Fund            $    18,637     $    17,366     $    39,384
Global Health Fund                        $   523,142     $   668,242     $   386,109
Global Leaders Fund                       $ 1,971,676     $ 4,572,764     $ 5,370,659
Global Technology Fund                    $   169,243     $   213,167     $   422,361
High Yield Fund                           $     3,173     $       142     $     3,755
Income Fund                               $     2,431     $        33              --
Inflation Plus Fund                       $    23,197     $        70              --
International Capital Appreciation Fund   $ 1,367,686     $ 1,219,557     $   347,546
International Opportunities Fund          $   643,911     $   548,897     $   604,471
International Small Company Fund          $   436,237     $   407,625     $   302,091

LargeCap Growth Fund                              N/A(5)          N/A             N/A
MidCap Fund                               $ 4,830,910     $ 4,339,031     $ 4,148,757
MidCap Growth                             $    25,081(6)
MidCap Value Fund                         $   427,485     $   558,299     $   612,460
Select MidCap Growth Fund                 $   113,283     $    47,843(1)          N/A
Select MidCap Value Fund                  $   109,219     $    36,173(2)          N/A
Select SmallCap Value                     $    11,160(7)
Small Company Fund                        $ 1,470,343     $   968,761     $ 1,679,177
Stock Fund                                $ 2,670,500     $ 1,877,609     $ 1,311,576
Total Return Bond Fund                    $    10,211              --     $     5,819
Value Fund                                $   113,536     $    74,913     $    72,925
Equity Growth Allocation Fund                      --              --              --
Growth Allocation Fund                             --              --              --
Balanced Allocation Fund                           --              --              --
Conservative Allocation Fund                       --              --              --
Income Allocation Fund                             --              --              --
Retirement Income Fund                             --              --             N/A
Target Retirement 2010 Fund                        --              --             N/A
Target Retirement 2020 Fund                        --              --             N/A
Target Retirement 2030 Fund                        --              --             N/A


(1)  Fund commenced operations on January 1, 2005.

(2)  Fund commenced operations on April 29, 2005.

(3)  Fund commenced operations on September 30, 2005.

(4)  Fund commenced operations on July 31, 2006.

(5)  Fund commenced operations on November 30, 2006.

(6)  Fund commenced operations on July 31, 2006.

(7)  Fund commenced operations on July 31, 2006.

     Money Market Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not pay brokerage commissions during the last three fiscal years.

     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the New Hartford Funds II paid the following brokerage commissions:

FUND NAME                             2006         2005         2004
---------                          ----------   ----------   ----------
Growth Fund                        $1,567,977   $1,153,869   $1,228,006
Growth Opportunities Fund          $3,367,842   $2,961,819   $3,133,675
SmallCap Growth Fund               $1,099,335   $  858,777   $1,014,816
U.S. Government Securities Fund    $    7,938           --           --
Value Opportunities Fund           $  254,679   $  191,913   $   90,229

     Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund did not pay brokerage commissions during the last three fiscal years.

     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

     The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2006.

                                            COMMISSIONS     TOTAL AMOUNT OF
                                           PAID TO FIRMS    TRANSACTIONS TO
                                            SELECTED IN    FIRMS SELECTED IN
                                            RECOGNITION       RECOGNITION
                                            OF RESEARCH       OF RESEARCH
FUND NAME                                    SERVICES          SERVICES
---------                                  -------------   -----------------
Advisers Fund*                               $  150,714       $129,415,172
Capital Appreciation Fund*                   $1,267,652       $871,620,531
Capital Appreciation II Fund*                $   16,466       $ 22,406,554
Disciplined Equity Fund*                     $   10,731       $ 10,969,404
Dividend and Growth Fund*                    $   60,040       $ 64,073,327
Equity Income Fund*                          $    8,860       $  9,883,043
Fundamental Growth Fund*                     $    8,157       $  6,218,704
Global Communications Fund*                  $    4,357       $  1,215,130
Global Financial Services Fund*              $      795       $    987,868
Global Health Fund*                          $   23,803       $ 18,425,919
Global Leaders Fund*                         $  135,517       $ 95,373,110
Global Technology Fund*                      $    5,784       $  3,912,933
Growth Fund*                                 $   52,872       $ 62,629,099
Growth Opportunities Fund*                   $  125,577       $ 98,030,125
International Capital Appreciation Fund*     $   90,937       $ 59,929,275
International Opportunities Fund*            $   39,975       $ 23,996,581
International Small Company Fund*            $   23,429       $ 14,650,657
MidCap Fund*                                 $  180,354       $147,230,841
MidCap Value Fund*
Select MidCap Growth Fund
Select MidCap Value Fund                     $   17,340       $ 11,277,553
Small Company Fund*                          $   46,054       $ 36,335,238
SmallCap Growth Fund*
Stock Fund*                                  $  155,458       $139,429,999
Value Fund*                                  $    4,082       $  3,552,829
Value Opportunities Fund*                    $   10,907       $  9,964,248


* The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser's firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser's total activity with that broker. This calculated percentage is then applied across all of the sub-adviser's client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

     The following table identifies the Funds' regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2006 and the value of each Fund's aggregate holdings of each such issuer as of October 31, 2006.

                                                                                               AGGREGATE
                                                                                                 VALUE
                         FUND                                REGULAR BROKER OR DEALER         (THOUSANDS)
                         ----                          ------------------------------------   -----------
THE HARTFORD ADVISERS FUND                             Banc Of America Corp.                     40,978
                                                       Bear Stearns & Co., Inc.                   3,408
                                                       Citigroup Global Markets, Inc.            39,238
                                                       Countrywide Securities Corp.              13,700
                                                       Credit Suisse Capital LLC                  8,576
                                                       Deutsche Bank Securities, Inc.             5,943
                                                       Goldman Sachs & Co.                        9,806
                                                       Greenwich Capital Markets, Inc.            2,739
                                                       J.P. Morgan Securities, Inc.               7,728
                                                       Merrill Lynch Pierce Fenner & Smith        2,705

                                                       Morgan Stanley & Co., Inc.                 5,030
                                                       Prudential Securities, Inc.                2,182
                                                       State Street Global Markets LLC            9,605
                                                       UBS Securities LLC                        28,795
                                                       Wachovia Securities LLC                    6,999
                                                       Wells Fargo & Co.                          9,082

THE HARTFORD CAPITAL APPRECIATION FUND                 Banc of America Corp.                    186,233
                                                       Citigroup, Inc.                          157,011
                                                       Countrywide Securities Corp.              28,590
                                                       Credit Suisse Capital LLC                109,549
                                                       Deutsche Bank Securities, Inc.           276,050
                                                       Morgan Stanley & Co., Inc.               100,785
                                                       UBS Securities LLC                       314,673

THE HARTFORD CAPITAL APPRECIATION II FUND              Banc of America Corp.                      9,013
                                                       Citigroup Global Markets, Inc.             4,349
                                                       Credit Suisse Capital LLC                  2,168
                                                       Deutsche Bank Securities, Inc.             5,462
                                                       Deutsche Bank Securities, Inc.             1,083
                                                       Goldman Sachs & Co.                          600
                                                       Morgan Stanley & Co., Inc.                 1,995
                                                       State Street Global Markets LLC            2,396
                                                       UBS Securities LLC                         7,378

                                                       Banc Of America Corp.                     17,387
THE HARTFORD DISCIPLINED EQUITY FUND                   Citigroup Global Markets, Inc.            17,253
                                                       Countrywide Securities Corp.               4,769
                                                       Credit Suisse Capital LLC                    284
                                                       Deutsche Bank Securities, Inc.               715
                                                       Goldman Sachs & Co.                       10,325
                                                       Lehman Brothers, Inc.                      8,601
                                                       Morgan Stanley & Co., Inc.                   262
                                                       UBS Securities LLC                           642
                                                       Wachovia Securities LLC                    6,294

THE HARTFORD DIVIDEND AND GROWTH FUND                  Banc Of America Corp.                    132,099
                                                       Citigroup Global Markets, Inc.            92,224
                                                       Credit Suisse Capital LLC                 11,314
                                                       Deutsche Bank Securities, Inc.            28,510
                                                       J.P. Morgan Securities, Inc.              17,023
                                                       Merrill Lynch Pierce Fenner & Smith       45,048
                                                       Morgan Stanley & Co., Inc.                10,409
                                                       Prudential Securities, Inc.               16,040
                                                       State Street Global Markets LLC           39,938
                                                       UBS Securities LLC                        76,351

THE HARTFORD EQUITY INCOME FUND                        Banc of America Corp.                     33,185
                                                       Citigroup Global Markets, Inc.            23,751
                                                       Credit Suisse Capital LLC                  1,362

                                                       Deutsche Bank Securities, Inc.             3,432
                                                       J.P. Morgan Securities, Inc.              13,990
                                                       Merrill Lynch Pierce Fenner & Smith       11,003
                                                       Morgan Stanley & Co., Inc.                 1,253
                                                       Suntrust Investment Services, Inc.         7,811
                                                       UBS Securities LLC                        20,893
                                                       Wachovia Securities LLC                    5,670
                                                       Wells Fargo & Co.                         13,448

THE HARTFORD FLOATING RATE FUND                        Banc of America Corp.                     19,980
                                                       Bear Stearns & Co., Inc.                  19,956
                                                       Credit Suisse Capital LLC                  3,725
                                                       Deutsche Bank Securities, Inc.            19,962
                                                       Lehman Brothers, Inc.                      1,503
                                                       State Street Global Markets LLC            4,232

THE HARTFORD FUNDAMENTAL GROWTH FUND                   Banc Of America Corp.                         88
                                                       Citigroup Global Markets, Inc.             3,334
                                                       Countrywide Securities Corp.               1,773
                                                       Credit Suisse Capital LLC                     52
                                                       Deutsche Bank Securities, Inc.               132
                                                       Morgan Stanley & Co., Inc.                    48
                                                       UBS Securities LLC                         2,996

THE HARTFORD GLOBAL COMMUNICATIONS FUND                Banc of America Corp.                        142
                                                       Credit Suisse Capital LLC                     84
                                                       Deutsche Bank Securities, Inc.               210
                                                       Morgan Stanley & Co., Inc.                    77
                                                       UBS Securities LLC                           189

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND            Banc of America Corp.                      1,737
                                                       Barclay Investments, Inc.                  1,139
                                                       Citigroup Global Markets, Inc.             1,274
                                                       Countrywide Securities Corp.                 492
                                                       Credit Suisse Capital LLC                    806
                                                       Deutsche Bank Securities, Inc.             1,079
                                                       HSBC Securities, Inc.                        486
                                                       Morgan Stanley & Co., Inc.                   171
                                                       State Street Global Markets LLC              899
                                                       UBS Securities LLC                         1,844
                                                       Wachovia Securities LLC                    1,198

THE HARTFORD GLOBAL HEALTH FUND                        Banc of America Corp.                      3,431
                                                       Credit Suisse Capital LLC                  2,018
                                                       Deutsche Bank Securities, Inc.             5,087
                                                       Morgan Stanley & Co., Inc.                 1,857
                                                       UBS Securities LLC                         4,561

THE HARTFORD GLOBAL LEADERS FUND                       Banc Of America Corp.                      2,644
                                                       BNP Paribas Securities Corp.               9,101

                                                       Credit Suisse Capital LLC                  1,555
                                                       Deutsche Bank Securities, Inc.            15,927
                                                       Goldman Sachs & Co.                       14,025
                                                       Morgan Stanley & Co., Inc.                 1,431
                                                       UBS Securities LLC                        16,733

THE HARTFORD GLOBAL TECHNOLOGY FUND                    Banc of America Corp.                        155
                                                       Credit Suisse Capital LLC                     91
                                                       Deutsche Bank Securities, Inc.               231
                                                       Morgan Stanley & Co., Inc.                    84
                                                       UBS Securities LLC                           207

THE HARTFORD GROWTH FUND                               Bank Of America Corp.                      2,530
                                                       Credit Suisse First Boston Corp.           1,489
                                                       Deutsche Bank Securities, Inc.             3,751
                                                       Morgan Stanley & Co., Inc.                 1,369
                                                       Goldman Sachs & Co.                        6,827
                                                       State Street Global Markets LLC           13,938
                                                       UBS Securities LLC                        48,155

THE HARTFORD GROWTH OPPORTUNITIES FUND                 Banc of America Corp. LLC                  6,943
                                                       Citigroup Global Markets                  17,285
                                                       Credit Suisse First Boston Corp.           4,084
                                                       Deutsche Bank Securities, Inc.            10,292
                                                       Morgan Stanley & Co., Inc.                 3,758
                                                       State Street Global Markets LLC           15,711
                                                       UBS Securities LLC                        21,014

THE HARTFORD INCOME FUND                               Banc of America Corp.                        609
                                                       Bear Stearns & Co., Inc.                     255
                                                       BNP Paribas Securities Corp.                 858
                                                       Citibank                                     202
                                                       Citigroup Global Markets, Inc.               892
                                                       Countrywide Securities Corp.                  49
                                                       Credit Suisse Capital LLC                    278
                                                       Deutsche Bank Securities, Inc.                88
                                                       Goldman Sachs & Co.                          812
                                                       Greenwich Capital Markets, Inc.              195
                                                       HSBC Securities, Inc.                        210
                                                       J.P. Morgan Securities, Inc.               1,939
                                                       Lehman Brothers, Inc.                        476
                                                       Merrill Lynch Pierce Fenner & Smith          194
                                                       Morgan Stanley & Co., Inc.                   683
                                                       RBS Greenwich Capital Markets                880
                                                       State Street Global Markets LLC              573
                                                       Suntrust Investment Services, Inc.           101
                                                       UBS Securities LLC                         1,467
                                                       Wachovia Securities LLC                      967

THE HARTFORD INFLATION PLUS FUND                       BNP Paribas Securities Corp.               2,183

                                                       Countrywide Securities Corp.               2,547
                                                       Credit Suisse Capital LLC                  3,001
                                                       Lehman Brothers, Inc.                      2,901
                                                       Morgan Stanley & Co., Inc.                 3,001
                                                       Prudential Securities, Inc.                  324
                                                       RBS Greenwich Capital Markets              2,238
                                                       State Street Global Markets LLC               23
                                                       UBS Securities LLC                         2,183
                                                       Wachovia Securities LLC                    3,000

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND   Banc of America Corp.                      2,362
                                                       BNP Paribas Securities Corp.               5,370
                                                       Credit Suisse Capital LLC                  1,390
                                                       Deutsche Bank Securities, Inc.             3,502
                                                       Morgan Stanley & Co., Inc.                 1,278
                                                       UBS Securities LLC                        10,353

THE HARTFORD INTERNATIONAL OPPORTUNITIES               Bank of America Corp                       1,786
                                                       BNP Paribas Securities Corp.               3,580
                                                       Credit Suisse Capital LLC                  4,714
                                                       Deutsche Bank Securities, Inc.             2,647
                                                       Morgan Stanley & Co., Inc.                   966
                                                       UBS Securities LLC                         7,125

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND          Banc of America Corp.                        550
                                                       Credit Suisse Capital LLC                    323
                                                       Deutsche Bank Securities, Inc.               816
                                                       Morgan Stanley & Co., Inc.                   298
                                                       UBS Securities LLC                           731

THE HARTFORD MIDCAP FUND                               Banc of America Corp.                     27,853
                                                       Credit Suisse Capital LLC                 16,384
                                                       Deutsche Bank Securities, Inc.            41,287
                                                       Morgan Stanley & Co., Inc.                15,074
                                                       State Street Global Markets LLC           40,593
                                                       UBS Securities LLC                        37,028

THE HARTFORD MIDCAP GROWTH FUND                        BNP Paribas Securities Corp.                 103
                                                       RBS Greenwich Capital Markets                106
                                                       State Street Global Markets LLC              135
                                                       UBS Securities LLC                           104

THE HARTFORD MIDCAP VALUE FUND                         Banc of America Corp.                      1,192
                                                       Credit Suisse Capital LLC                    701
                                                       Deutsche Bank Securities, Inc.             1,767
                                                       Morgan Stanley & Co., Inc.                   645
                                                       UBS Securities LLC                         1,585

THE HARTFORD MONEY MARKET FUND                         Banc of America Corp.                      9,316

                                                       Bear Stearns & Co., Inc.                   5,913
                                                       Citigroup Global Markets, Inc.             4,996
                                                       Countrywide Securities Corp.               5,847
                                                       Goldman Sachs & Co.                        6,674
                                                       HSBC Securities, Inc.                      6,786
                                                       J.P. Morgan Securities, Inc.               3,800
                                                       Merrill Lynch Pierce Fenner & Smith        6,100
                                                       Morgan Stanley & Co., Inc.                10,303
                                                       UBS Securities LLC                         6,583
                                                       Wells Fargo & Co.                          3,001

THE HARTFORD SELECT SMALL CAP GROWTH FUND              State Street Global Markets LLC              628

THE HARTFORD SELECT SMALLCAP VALUE FUND                Piper Jaffray & Co.                           36
                                                       State Street Global Markets LLC              329
                                                       UBS Securities LLC                           290

THE HARTFORD SHORT DURATION FUND                       Banc of America Corp.                      5,350
                                                       Bear Stearns & Co., Inc.                   4,744
                                                       Citibank                                   8,535
                                                       Citigroup Global Markets, Inc.               662
                                                       Credit Suisse Capital LLC                  1,179
                                                       Goldman Sachs & Co.                          718
                                                       HSBC Securities, Inc.                      1,106
                                                       J.P. Morgan Securities, Inc.               3,310
                                                       Lehman Brothers, Inc.                      4,148
                                                       Merrill Lynch Pierce Fenner & Smith        2,558
                                                       Morgan Stanley & Co., Inc.                 2,040
                                                       UBS Securities LLC                         1,412
                                                       Wachovia Securities LLC                    3,224
                                                       Wells Fargo & Co.                          2,832

THE HARTFORD SMALLCAP GROWTH FUND                      Deutsche Bank Securities, Inc., Inc.      19,495

THE HARTFORD SMALL COMPANY FUND                        Banc of America Corp.                        926
                                                       BNP Paribas Securities Corp.               1,931
                                                       Credit Suisse Capital LLC                    545
                                                       Deutsche Bank Securities, Inc.             1,373
                                                       Morgan Stanley & Co., Inc.                   501
                                                       RBS Greenwich Capital Markets              1,980
                                                       UBS Securities LLC                         3,162

THE HARTFORD STOCK FUND                                Banc of America Corp.                     35,514
                                                       Citigroup Global Markets, Inc.            35,729
                                                       Countrywide Securities Corp.              14,604
                                                       Credit Suisse Capital LLC                    902
                                                       Deutsche Bank Securities, Inc.             2,272
                                                       Goldman Sachs & Co.                        7,724
                                                       Morgan Stanley & Co., Inc.                   829

                                                       State Street Global Markets LLC           10,380
                                                       UBS Securities LLC                        25,206

THE HARTFORD TAX-FREE MINNESOTA FUND                   State Street Global Markets LLC              793

THE HARTFORD TAX-FREE NATIONAL FUND                    State Street Global Markets LLC            4,230

THE HARTFORD TOTAL RETURN BOND FUND                    Banc Of America Corp.                     18,589
                                                       Bear Stearns & Co., Inc.                  12,547
                                                       BNP Paribas Securities Corp.              37,426
                                                       Citibank                                   2,974
                                                       Citigroup Global Markets, Inc.             7,278
                                                       Countrywide Securities Corp.                 296
                                                       Credit Suisse Capital LLC                 11,375
                                                       Deutsche Bank Securities, Inc.             7,985
                                                       Goldman Sachs & Co.                          316
                                                       Greenwich Capital Markets, Inc.            5,323
                                                       HSBC Securities, Inc.                      2,145
                                                       J.P. Morgan Securities, Inc.              13,640
                                                       Lehman Brothers, Inc.                      3,930
                                                       Merrill Lynch Pierce Fenner & Smith       11,615
                                                       Morgan Stanley & Co., Inc.                 9,697
                                                       Prudential Securities, Inc.                2,136
                                                       RBS Greenwich Capital Markets             38,375
                                                       State Street Global Markets LLC              802
                                                       Suntrust Investment Services, Inc.           817
                                                       UBS Securities LLC                        47,855
                                                       Wachovia Securities LLC                   15,657

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND           BNP Paribas Securities Corp.                 811
                                                       Countrywide Securities Corp                4,006
                                                       Merrill Lynch Pierce Fenner & Smith        4,027
                                                       RBS Greenwich Capital Markets                831
                                                       UBS Securities LLC                           811

THE HARTFORD VALUE FUND                                Banc of America Corp.                      8,274
                                                       Citigroup Global Markets, Inc.             5,899
                                                       Credit Suisse Capital LLC                    519
                                                       Deutsche Bank Securities, Inc.             1,310
                                                       Goldman Sachs & Co.                        3,492
                                                       J.P. Morgan Securities, Inc.               2,216
                                                       Merrill Lynch Pierce Fenner & Smith        1,014
                                                       Morgan Stanley & Co., Inc.                   478
                                                       State Street Global Markets LLC            3,481
                                                       Suntrust Investment Services, Inc.         1,248
                                                       UBS Securities LLC                         3,244
                                                       Wachovia Securities LLC                    2,182
                                                       Wells Fargo & Co                           2,050

THE HARTFORD VALUE OPPORTUNITIES FUND                  Banc of America Corp.                     15,944
                                                       Citigroup                                  4,086
                                                       Credit Suisse First Boston Corp.             482
                                                       Deutsche Bank Securities, Inc.             1,213
                                                       Morgan Stanley & Co., Inc.                   443
                                                       Royal Bank of Scotland Group plc           7,522
                                                       UBS Securities LLC                         3,835

THE HARTFORD BALANCED INCOME FUND                      Banc of America Corp.                        519
                                                       Citigroup Global Markets, Inc.               365
                                                       Credit Suisse Capital LLC                    162
                                                       Deutsche Bank Securities, Inc.               209
                                                       Goldman Sachs & Co.                          126
                                                       HSBC Securities, Inc.                        106
                                                       J.P. Morgan Securities, Inc.                 237
                                                       Morgan Stanley & Co., Inc.                   220
                                                       Prudential Securities, Inc.                   10
                                                       Suntrust Investment Services, Inc.            71
                                                       UBS Securities LLC                           338
                                                       Wachovia Securities LLC                       90
                                                       Wells Fargo & Co.                             80
                                                       Merrill Lynch Pierce Fenner & Smith           71

                                  FUND EXPENSES

     EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence,
(2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) fees, expenses and disbursements of custodians for all services to the Fund, (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (13) expenses for servicing shareholder accounts, (14) any direct charges to shareholders approved by the directors of the Fund, (15) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, the Floating Rate Fund may incur unique expenses due to the nature of its investment strategy which are paid by the Floating Rate Fund, including: consultants' and attorneys' fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.

     Each fund of funds, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. Each fund of funds' expense ratios, as disclosed in the funds of funds' prospectus, may be higher or lower depending on the allocation of the fund of funds' assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

     Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company. HIFSCO is a registered broker-dealer and member of the NASD. Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.

     HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that Fund's next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectuses.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES")


In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI.


These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.


Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $1.1 million per Financial Intermediary for the calendar year ended December 31, 2006.


Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.


For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $32.6 million in total Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons) to Financial Intermediaries, of which approximately $13.7 million was incurred with respect to Edward D. Jones & Co., L.P. For the calendar year ended December 31, 2006, total travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons did not in the aggregate exceed approximately $3.6 million.



As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons), to: A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Anchor Investment Services, Inc., Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Heartland Capital Inc., First Tennessee Brokerage, Inc., Fiserv Brokerage Services, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., Janney Montgomery Scott, J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Advisors Trust, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securian, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, TD Waterhouse, Inc., The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.


In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES.

In addition to payments made in connection with the sale and distribution of the funds' shares (described above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below.


Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.


As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc; and Upromise Investments, Inc.. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.


Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

COMMISSIONS TO DEALERS

     The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004 is as follows:

             FRONT-END
               SALES                    AMOUNT         AMOUNT
  YEAR      COMMISSIONS      CDSC      REALLOWED      RETAINED
  ----     ------------  ----------   -----------   -----------
2006
Class A    $111,735,473  $  494,034   $96,165,477   $16,064,030
Class B             N/A  $6,383,807           N/A   $ 6,383,807
Class C    $      2,180  $1,143,795   $         0   $ 1,145,975
Class I             N/A         N/A           N/A           N/A
Class Y             N/A         N/A           N/A           N/A
Class L    $    502,384  $      35    $   427,011   $    75,408
Class R3            N/A         N/A           N/A           N/A
Class R4            N/A         N/A           N/A           N/A
Class R5            N/A         N/A           N/A           N/A

2005
Class A    $ 76,175,911  $  542,553   $65,752,751   $10,965,712
Class B             N/A  $7,532,599           N/A   $ 7,532,599
Class C    $     24,225  $  708,091   $    23,691   $   708,625
Class I             N/A         N/A           N/A           N/A
Class Y             N/A         N/A           N/A           N/A
Class L    $    568,991  $      516   $   483,520   $    85,987
Class R3            N/A         N/A           N/A           N/A
Class R4            N/A         N/A           N/A           N/A
Class R5            N/A         N/A           N/A           N/A
2004
Class A    $ 82,170,788  $  683,057   $70,939,963   $11,913,882
Class B             N/A  $7,658,193           N/A   $ 7,658,193
Class C    $  4,305,213  $  757,317   $ 4,303,977   $   758,553
Class I             N/A         N/A           N/A           N/A
Class Y             N/A         N/A           N/A           N/A
Class L    $    660,386  $       59   $   560,541   $    99,904
Class R3            N/A         N/A           N/A           N/A
Class R4            N/A         N/A           N/A           N/A
Class R5            N/A         N/A           N/A           N/A

     Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Strategic Income Fund, Tax-Free-California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED               PRICE
------------------                          ----------------------   ----------------------   ----------------------
Less than $50,000                                    5.50%                    5.82%                    4.75%
$50,000 or more but less than $100,000               4.50%                    4.71%                    4.00%
$100,000 or more but less than $250,000              3.50%                    3.63%                    3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                    2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                    1.75%
$1 million or more(1)                                   0%                       0%                       0%

High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED               PRICE
------------------                          ----------------------   ----------------------   ----------------------
Less than $50,000                                    4.50%                    4.71%                     3.75%
$50,000 or more but less than $100,000               4.00%                    4.17%                     3.50%
$100,000 or more but less than $250,000              3.50%                    3.63%                     3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                     2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                     1.75%
$1 million or more(1)                                   0%                       0%                        0%

Floating Rate Fund and Short Duration Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED               PRICE
------------------                          ----------------------   ----------------------   ----------------------
Less than $50,000                                    3.00%                    3.09%                    2.50%
$50,000 or more but less than $100,000               2.50%                    2.56%                    2.00%
$100,000 or more but less than $250,000              2.25%                    2.30%                    1.75%
$250,000 or more but less than $500,000              1.75%                    1.78%                    1.25%
$500,000 or more but less than $1 million            1.25%                    1.27%                    1.00%
$1 million or more(1)                                   0%                       0%                       0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

     A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

     HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

     HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

     HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS

     Each Company, on behalf of its respective Funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B Class C, Class R3 and Class R4 shares of each Fund, and The Hartford Mutual Funds II, Inc. has adopted a separate Plan for each of the Class L, Class R3 and Class R4 shares of each New Hartford Fund, pursuant to appropriate resolutions of the applicable Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.

     CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. However, the Companies' boards of directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each Fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

     CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.

CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Conversely, even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the Funds will not be obligated to pay more than that fee.

     In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide.

     The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits which the Plans may provide to the Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The board of directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

Because Checks and Balances Fund, High Yield Municipal Bond Fund and Strategic Income Fund had not commenced operations as of the date of this SAI, no information regarding 12b-1 fees paid is available for these funds.

For the fiscal year ended October 31, 2006, the Hartford Funds paid the 12b-1 fees listed below.

FUND NAME                                   CLASS A       CLASS B       CLASS C
---------                                 -----------   -----------   -----------
Advisers Fund                             $ 2,906,758   $ 3,929,945   $ 2,366,579
Balanced Income Fund                      $     6,325   $       682   $       735
Capital Appreciation Fund                 $19,417,883   $17,730,719   $24,152,824
Capital Appreciation II Fund              $   347,484   $   166,396   $   529,753

Disciplined Equity Fund                   $   497,253   $   381,309   $   316,710
Dividend and Growth Fund                  $ 5,844,664   $ 3,511,922   $ 2,926,286
Equity Income Fund                        $ 1,099,805   $   372,791   $   539,071
Floating Rate Fund                        $ 1,909,204   $   207,769   $ 3,882,055
Fundamental Growth Fund                   $   115,374   $   144,457   $   149,502
Global Communications Fund                $    49,873   $    37,164   $    42,286
Global Financial Services Fund            $    41,339   $    35,706   $    33,173
Global Health Fund                        $   666,074   $   761,103   $   834,722
Global Leaders Fund                       $ 1,074,216   $   792,773   $   708,247
Global Technology Fund                    $    80,197   $   131,045   $   114,844
Growth Fund                               $ 1,760,480   $   469,778   $   876,318
Growth Opportunities Fund                 $   798,742   $   287,373   $   364,552
High Yield Fund                           $   472,518   $   413,069   $   435,108
Income Fund                               $    80,015   $    62,690   $    56,495
Inflation Plus Fund                       $   856,858   $ 1,066,939   $ 3,091,836
International Capital Appreciation Fund   $   430,162   $   283,032   $   367,997
International Opportunities Fund          $   343,705   $   274,566   $   192,126
International Small Company Fund          $   132,915   $    91,093   $   151,696
LargeCap Growth Fund                              N/A           N/A           N/A
MidCap Fund                               $ 4,555,016   $ 4,754,505   $ 5,195,577
MidCap Growth                             $     6,095   $       666   $       694
MidCap Value Fund                         $   751,826   $   626,717   $   639,933
Money Market Fund                         $   468,076   $   282,760   $   170,415
Select MidCap Growth Fund                 $    51,808   $    33,563   $    32,254
Select MidCap Value Fund                  $    90,870   $    30,641   $    52,369
Select SmallCap Value                     $     9,335   $       678   $       650
Short Duration Fund                       $    66,561   $    77,331   $   176,507
Small Company Fund
SmallCap Growth Fund                      $   345,702   $   187,722   $   214,870
Stock Fund                                $ 1,761,396   $ 2,538,857   $ 1,720,846
Tax-Free California Fund                  $    46,452   $    14,604   $    22,682
Tax-Free Minnesota Fund                   $    15,358   $     7,887   $     4,102
Tax-Free National Fund                    $   142,290   $    67,515   $   105,237
Tax-Free New York Fund                    $    27,761   $    17,733   $    26,368
Total Return Bond Fund                    $   905,903   $   779,547   $   726,424
U.S. Government Securities Fund           $   112,168   $   187,718   $   -89,657
Value Fund                                $   177,411   $   108,642   $   112,690
Value Opportunities Fund                  $   222,141   $   164,423   $   167,772
Equity Growth Allocation Fund             $   225,916   $   276,011   $   428,515
Growth Allocation Fund                    $   733,511   $   896,026   $ 1,433,449
Balanced Allocation Fund                  $   910,700   $   927,093   $ 1,390,714
Conservative Allocation Fund              $   202,329   $   176,901   $   348,749
Income Allocation Fund                    $    54,350   $    49,253   $   -84,385
Retirement Income Fund                    $       636   $       960   $       936
Target Retirement 2010 Fund               $     1,940   $     1,184   $       974
Target Retirement 2020 Fund               $     1,753   $     1,204   $     1,121
Target Retirement 2030 Fund               $       986   $     1,329   $       507


FUND NAME                           CLASS L
---------                         ----------
Growth Fund                       $  725,195
Growth Opportunities Fund         $1,452,648
SmallCap Growth Fund              $  304,322
Tax-Free Minnesota Fund           $    6,882
Tax-Free National Fund            $   19,835
U.S. Government Securities Fund   $   80,882
Value Opportunities Fund          $  (77,026)

     For the fiscal year ended October 31, 2006, approximately $517,803, $137,196,241, and $2,561,730 of the Funds' total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers and compensation to sales personnel, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.

     EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS Certain accounts held on the Funds' books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

     For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.

     ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR NEW HARTFORD FUNDS In addition to the exemptions described in the funds' prospectus, the following shareholders of the New Hartford Funds who were invested in Class L shares of a particular New Hartford Fund on February 19, 2002 and who remain invested in that particular fund and class are exempt from the sales charge for subsequent purchases in that same fund and class:

     - The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

     - Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, Inc. (including agencies) or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

     -    Selling broker dealers and their employees and sales representatives;

     - Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds;

     - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Fortis Investors, Inc. and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

     - Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

     -    Registered investment companies;

     - Purchases by employees (and their families, as defined below under the "Rights of Accumulation" section) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Woodbury Financial;

          provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

     - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

     - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;

     - Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;

     - With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis U.S. Government Securities Fund.

     - One or more members of a group (and their families, as defined below under the "Rights of Accumulation" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

     RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A and Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Rights of Accumulation." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or L Class shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Purchases based on a LOI may include holdings as described above under "Rights of Accumulation." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below under Deferred Sales Charge) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

     The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

     SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company's directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

     DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C AND CLASS L Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

     Class A shares which were purchased without a front-end sales charge and which are redeemed within eighteen months of purchase, Class B shares which are redeemed within six years of purchase, and Class C shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the length of time of any payment for the purchases of Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

     When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

     Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A, Class B, Class C and Class L shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class C and Class L shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

     The CDSC will be waived on redemptions of Class B and Class C shares and of Class A and Class L shares that are subject to the CDSC in the following cases:

     - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

     -    because of shareholder death or disability,

     -    because of the death or disability of the grantor of a living trust,

     - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

     -    for retirement plans under the following circumstances:

          (1)  to return excess contributions,

          (2)  hardship withdrawals as defined in the plan,

          (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

          (4) to meet minimum distribution requirements under the Internal Revenue Code,

          (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

          (6)  after separation from service.

SUSPENSION OF REDEMPTIONS

     A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The assets of each fund of funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each Fund, other than the Money Market Fund, will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by each Company's board of directors. Short-term securities held in the Money Market Fund are valued at amortized cost, which approximates market value. All other Funds' (or in the case of the funds of funds, the Underlying Funds') debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     Equity securities are valued at the official closing price or at the last sales price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Funds (or in the case of a fund of funds, the Underlying Funds) utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid-ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' boards of directors.

     Foreign securities markets may trade on days when a Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, each Fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that Fund's Board (or in the case of a funds of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE.

     Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

     The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The board of directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

     A Fund's maximum offering price per Class A and Class L shares is determined by adding the maximum sales charge to the net asset value per share. Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares and the Class A shares of the Money Market Fund are (or, in the case of Class Y shares for the Tax-Free California Fund and Tax-Free New York Fund, will be) offered at net asset value without the imposition of an initial sales charge.

                        CAPITALIZATION AND VOTING RIGHTS


     The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 34.2 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into fifty-six series.



     The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The New Hartford Funds became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the New Hartford Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 162.5 billion shares of common stock, par value $0.0001 per share ("Common Stock"). The shares of Common Stock are divided into seven series.


     The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds (except for the Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Checks and Balances Fund, High Yield Municipal Bond Fund, Strategic Income Fund) designated in each instance as Class A, Class B, Class C and Class Y shares. Checks and Balances Fund, High Yield Municipal Bond Fund, Strategic Income Fund do not currently offer Class Y shares. Class Y shares for each of the Tax-Free California Fund and Tax-Free New York Fund are not currently available. For the Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund, the directors of The Hartford Mutual Funds, Inc. have authorized the issuance of seven classes of shares designated in each instance as Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5 shares. The directors of The Hartford Mutual Funds have also authorized the issuance of Class R3, Class R4 and Class R5 shares for the Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Disciplined Equity Fund, Hartford Dividend & Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Global Leaders Fund, Hartford High Yield Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford International Opportunities Fund, Hartford Money Market Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Total Return Bond Fund, Hartford Value Fund, Hartford Retirement Income Fund, Hartford Target Retirement 2010 Fund, Hartford Target Retirement 2020 Fund and Hartford Target Retirement 2030 Fund.

     The directors of The Hartford Mutual Funds II, Inc. have authorized the issuance of Class L shares for each of the New Hartford Funds. The directors of The Hartford Mutual Funds II, Inc. have also authorized the issuance of Class R3, Class R4 and Class R5 shares for the following New Hartford Funds: Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.

     In addition to the Class I shares authorized for the Asset Allocation Funds, the directors of each Company have authorized the issuance of Class I shares for the following Hartford Funds: Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Dividend and Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford High Yield Fund, Hartford High Yield Municipal Bond Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford International Small Company Fund, Hartford Small Company Fund, Hartford Strategic Income Fund,, Hartford Tax-Free National Fund, Hartford Total Return Bond Fund and Hartford Value Fund; and the following Hartford New Funds:
Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, for Class A, Class C, Class I, Class L, Class R3, Class R4, Class R5 and Class Y, conversion rights and are freely transferable.

     As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by


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

shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds' independent registered public accounting firm.

     Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company's outstanding shares request it in writing, a meeting of that particular Company's shareholders will be held to approve or disapprove the removal of director or directors.

     Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

     Each Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

     In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").


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

     If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

     With respect to the Funds other than the funds of funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

     In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with "Global" and "International" in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

     With respect to the Funds other than the funds of funds, a Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

     With respect to the funds of funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to "pass-through" to its shareholders, including a fund of funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the fund of funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A fund of funds, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.

     Because Checks and Balances Fund, High Yield Municipal Bond Fund and Strategic Income Fund had not commenced operations as of the date of this SAI, no information regarding capital loss carryforwards is available for these funds,

     As of October 31, 2006, the following Funds have capital loss carryforwards as indicated below. Each such Fund's capital loss carryover is available to offset that Fund's future realized capital gains to the extent provided in the Code and regulations thereunder.

FUND                                            AMOUNT (IN THOUSANDS)   YEAR OF EXPIRATION
----                                            ---------------------   ------------------
The Hartford Balanced Income Fund                     $     19                  2014
The Hartford Disciplined Equity Fund                  $ 34,059                  2010


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


The Hartford Disciplined Equity Fund                  $ 26,636                  2011
The Hartford Floating Rate Fund                       $  1,227                  2014
The Hartford Fundamental Growth Fund                  $  1,063                  2011
The Hartford Global Technology Fund                   $ 16,302                  2009
The Hartford Global Technology Fund                   $ 34,893                  2010
The Hartford High Yield Fund                          $  2,778                  2007
The Hartford High Yield Fund                          $ 19,805                  2008
The Hartford High Yield Fund                          $  1,643                  2009
The Hartford High Yield Fund                          $ 25,246                  2010
The Hartford High Yield Fund                          $ 28,750                  2011
The Hartford High Yield Fund                          $  3,595                  2014
The Hartford Income Allocation Fund                   $     38                  2014
The Hartford Income Fund                              $    311                  2013
The Hartford Income Fund                              $    262                  2014
The Hartford Inflation Plus Fund                      $  8,467                  2014
The Hartford International Opportunities Fund         $  1,701                  2007
The Hartford International Opportunities Fund         $    729                  2008
The Hartford Short Duration Fund                      $    221                  2011
The Hartford Short Duration Fund                      $    295                  2012
The Hartford Short Duration Fund                      $    977                  2013
The Hartford Short Duration Fund                      $    731                  2014
The Hartford SmallCap Growth Fund                     $    168                  2011
The Hartford Stock Fund                               $107,964                  2010
The Hartford Stock Fund                               $196,018                  2011
The Hartford Tax-Free California Fund                 $      5                  2014
The Hartford Total Return Bond Fund                   $  9,223                  2014
The Hartford U.S. Government Securities Fund          $  2,205                  2008
The Hartford U.S. Government Securities Fund          $  3,597                  2009
The Hartford U.S. Government Securities Fund          $    672                  2011
The Hartford U.S. Government Securities Fund          $  3,591                  2012
The Hartford U.S. Government Securities Fund          $  2,517                  2013


     With respect to the Funds other than the funds of funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     With respect to the Funds other than the funds of funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     With respect to the Funds other than the funds of funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects


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

to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     With respect to the Funds other than the funds of funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

     With respect to the Funds other than the funds of funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund's investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund's net capital gain properly designated by the Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.


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

With respect to the funds of funds, in general, as described in their prospectus, distributions from a fund of funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a fund of funds' investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the fund of funds' current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a fund of funds as capital gain distributions. A fund of funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a fund of funds' net capital gain properly designated by the fund of funds as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the funds of funds' shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

     An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of


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

distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

     In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

     In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

     With respect to the Funds other than the funds of funds, a Fund's ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. The dividends received deduction is reduced to the extent that the shares held by a Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend.

     Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

     Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, for Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of a Fund's distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of a Fund's shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. A Fund's distributions, if any, made during such three-year period that are attributable to gains from the sale or exchange of "U.S. real property interests," which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in "U.S. real property holding corporations," (including certain non-domestically-controlled REITS), will be taxable to non-U.S. investors and will require such investors to file U.S. income tax returns.

     A Fund may be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.


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

HIGH YIELD MUNICIPAL BOND FUND, TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND TAX-FREE NEW YORK FUND

     Each of the High Yield Municipal Bond Fund, Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund and the Tax-Free New York Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt "exempt-interest dividends," provided that at least 50% of the value of the Fund's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid by the High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and the Tax-Free New York Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by the Tax-Free National Fund will generally be subject to state and local income taxes.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund is not deductible by the investor in proportion to the percentage of the applicable Fund's distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of the High Yield Municipal Bond Fund, Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

     If either the High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or the Tax-Free New York Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

     Shareholders who are "substantial users" (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in the High Yield Municipal Bond Fund, Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund.

     The 1995 Minnesota Legislature enacted a statement of intent, codified as Minnesota Statutes, Section 289A.50.10, that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Companies are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Companies cannot predict the likelihood that interest on the Minnesota bonds held by the Tax-Free Minnesota Fund would become taxable under this Minnesota statutory provision.

TAXATION OF THE UNDERLYING FUNDS

     With respect to the funds of funds, each Underlying Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the funds of funds generally will not pay any federal income or excise tax.


                                       159

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                              PRINCIPAL UNDERWRITER

     HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                                    CUSTODIAN

     Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     Hartford Administrative Services Company ("HASCO"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The audited financial statements and the financial highlights appearing in the annual reports for the fiscal year ended October 31, 2006 have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, as set forth in their reports with respect thereto. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst &Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402.


                                OTHER INFORMATION

     The Hartford has granted the Companies the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

                                 CODE OF ETHICS

     Each Fund, HIFSCO and each sub-adviser has each adopted a code of ethics designed to protect the interests of each Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                              FINANCIAL STATEMENTS

     The Companies' audited financial statements, together with the notes thereto, and report of Ernst & Young LLP, the Companies' independent registered public accounting firm, contained in the Companies' annual report for the year ended October 31, 2006 as filed with the SEC, are incorporated by reference into this SAI.


                      PROXY VOTING POLICIES AND PROCEDURES



The Boards of Directors believe that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. The Funds have delegated the responsibility to vote such proxies to the Funds' investment manager subject to the continuing oversight of the Boards of Directors. The investment manager has delegated to each sub-adviser the responsibility to vote proxies. Each sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund it sub-advises and its shareholders, and to avoid the influence of conflicts of interest.



The policies and procedures used by the investment manager and each sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing each sub-adviser's policies and procedures, as well as, the funds' voting records. For a complete copy of each sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordinvestor.com/mutualfunds/proxyvotingpolicies. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at www.sec.gov.



                   HARTFORD INVESTMENT FINANCIAL SERVICES, LLC



     The Asset Allocation Funds and the Checks and Balances Fund have granted to Hartford Investment Financial Services, LLC ("HIFSCO") the authority to vote proxies on their behalf with respect to the assets managed by HIFSCO. In general, HIFSCO votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. HIFSCO personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.



     With respect to the Hartford Mutual Funds, the Asset Allocation Funds and the Checks and Balances Fund allocate their assets in a combination of other Hartford Mutual Funds. If an underlying Hartford Mutual Fund has a shareholder meeting, HIFSCO votes proxies solicited by a Hartford Mutual Fund in the same proportion as the vote of the Hartford Mutual Fund's other shareholders (sometimes called "mirror" or "echo" voting). Because HIFSCO only engages in mirror or echo voting with respect to any of the Hartford Mutual Funds, HIFSCO's policy is set forth herein, and no voting guidelines have been provided.



                     HARTFORD INVESTMENT MANAGEMENT COMPANY



The Funds for which Hartford Investment Management Company ("Hartford Investment Management") serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the Hartford Investment Management's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

Hartford Investment Management votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).



Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.



Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of an Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.



In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.



Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.



MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES



Hartford Investment Management's functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. The portfolio manager or his or her designee reviews each proxy to assess the extent to which there may be a potential conflict of interest. Some of these potential conflicts of interest may include:



     - The issuer that is soliciting Hartford Investment Management's proxy vote is also a client of Hartford Investment Management or an affiliate;



     - A Hartford Investment Management employee has acquired non-public information about an issuer that is soliciting proxies;



     - A Hartford Investment Management employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; and



     - A Hartford Investment Management employee is contacted by management or board member of a company regarding an upcoming proxy vote.



All personnel are required to contact Investment Compliance about any apparent conflicts of interest, including apparent conflicts of interest involving personal relationships. In cases of apparent conflicts of interest, the proxy will be voted according to the recommendations set forth by Glass Lewis. Should Investment Compliance believe other considerations should be taken into account for a particular proxy with an apparent conflict of interest, the Proxy Committee will be consulted to review such potential conflict and the special considerations raised by Investment Compliance. The Proxy Committee will then resolve the conflict and direct the vote. In order to avoid even the appearance of impropriety, the Proxy Committee will not take Hartford Investment Management's relationship with a company into account, and will vote the company's proxies in the best interest of Hartford Investment Management's clients, in accordance with the Proxy Voting Policies and Procedures. Notwithstanding the foregoing, all proxy votes solicited by an Affiliated Underlying Fund will be voted by Hartford Investment Management in the same proportion as the vote of the Affiliated Underlying Fund's other shareholders (sometimes called "mirror" or "echo" voting). Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee's proxy voting activities regarding and any discussions of the particular proxy, including the decision on whether and how to vote the proxy in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee's decision.



SITUATIONS IN WHICH HARTFORD INVESTMENT MANAGEMENT MAY NOT VOTE PROXIES



In certain instances, Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered:



          - Securities Lending - Hartford Investment Management's mutual funds and third party (client) accounts may have a securities lending agent. In this case, Hartford Investment Management may be unable to vote proxies when the underlying securities have been lent out pursuant to such securities lending program. In general, Hartford Investment Management does not know when securities have been lent out and are therefore unavailable to be voted.



          - Lack of Adequate Information or Untimely Receipt of Proxy - Hartford Investment Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.



GLASS LEWIS PROXY VOTING GUIDELINES SUMMARY



ANTI-TAKEOVER MEASURES



          Poison Pills (Shareholder Rights Plans). Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable 'qualifying offer' clause.



          Right of Shareholders to Call a Special Meeting. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. However, when proposals are presented to allow shareholders the opportunity to call special meetings that do not specify a minimum threshold, Glass Lewis will support them because the possible abuse of the right to call shareholder meetings is outweighed by the benefit to shareholders of having that right.



          Shareholder Action by Written Consent. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. However, when proposals are presented to allow shareholders the opportunity to act by written consent without specifying a minimum threshold, Glass Lewis will support them based on the belief that shareholders are better off with this right than without it, and because the possible abuse of the right to act by written consent is outweighed by the benefit to shareholders of having that right.



          Advance Notice Requirements for Shareholder Ballot Proposals. Glass Lewis typically recommends that shareholders vote against these proposals.



          Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis factoring in the independence of the board and the status of the company's governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

          Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests.



ELECTION OF DIRECTORS



          Voting Recommendation on the Basis of Independence: Glass Lewis looks at each director nominee and examines his or her relationships with the company, the company's executives and with other directors. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that director. Glass Lewis believes the existence of personal, familial or financial relationships makes it difficult for a director to put the interests of the shareholders whom she is elected to serve above her own interests or those of the related party. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.



In general, Glass Lewis feels that a board will be most effective in protecting shareholders' interests if at least two-thirds of the members of the board should consist of independent directors. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically(1) recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold it believes is appropriate.



Glass Lewis believes that only independent directors should serve on a company's audit, compensation, nominating and governance committees.(2) Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.



          Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a track record of poor performance in fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. See full guidelines for criteria.



          Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with track records of poor performance, overcompensation, audit or accounting related issues and/or other indicators of mismanagement or actions against the interests of shareholders.



          Voting Recommendation on the Basis of Other Considerations: Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.



          APPOINTMENT OF AUDITORS



          Glass Lewis generally supports management's recommendation regarding the selection of an auditor except in cases where Glass Lewis believes the independence of an auditor or the integrity of the audit has been compromised. Where the board has not allowed shareholders to exercise their right and responsibility to review and ratify the auditor, Glass Lewis typically recommends withholding votes from the chairman of the audit committee of the board and when there have been material restatements of annual financial statements or material weakness in internal controls reported, from the entire audit committee.



----------
(1) In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, Glass Lewis will express our concern regarding those directors, but Glass Lewis will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.



(2) Glass Lewis will recommend withholding votes from any member of the audit committee who owns 20% or more of the company's stock and Glass Lewis believes that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating and governance committees.

Glass Lewis typically supports audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).



CHANGES TO CAPITAL STRUCTURE



When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:



     - Stock Split - Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary. First, Glass Lewis looks at the historical stock pre-split price, if any. Second, Glass Lewis considers the current share price relative to the price in the prior 52 weeks to assess the current price relative to the Company's most common trading price over that period. Finally, Glass Lewis considers some absolute limits on stock price that in Glass Lewis' view either always make a stock split appropriate if desired by management or conversely would almost never be a reasonable price at which to split a stock.



     - Shareholder Defenses - Additional authorized shares could be used to bolster the efficacy of takeover defenses such as a "poison pill." The fact that the additional shares could be used to defend or discourage a hostile takeover is often discussed as a reason for a requested increase in the proxy. Glass Lewis is typically against such defenses and, therefore, will oppose actions intended to increase the efficacy of such defenses.



     - Financing for Acquisitions - Glass Lewis looks to see whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.



     - Financing for Operations - Glass Lewis reviews the company's cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company's history of capitalization and whether or not the company has had to use stock in the recent past as a means of raising capital.



Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.



EQUITY BASED COMPENSATION PLANS



Glass Lewis evaluates option and other equity-based compensation plans with a detailed model and analyst review. Glass Lewis believes that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the Company.



Glass Lewis' analysis is quantitative and focused on the cost of the plan as compared to the operating metrics of the business. Glass Lewis runs twenty different analyses, comparing the program with both absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis' model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

          Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors that receive stock options should be similarly situated to align interests optimally.



          Performance Based Options. Glass Lewis believes in performance-based equity compensation plans for senior executives. Glass Lewis feels that executives should be compensated with equity when their performance and that of the company warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees need to be based on overall company performance, Glass Lewis does support such limitations for grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance based option requirements.



          Linking Pay with Performance. Glass Lewis strongly believes that executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis' model benchmarks the compensation of these executives compared with their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance. Glass Lewis uses this analysis to inform Glass Lewis' voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis' evaluation of the compensation committee's performance.



          162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, they prefer that the proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. They also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers. Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company's peers. However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.



          Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.



          Limits on Executive Compensation. As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board's compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers' comparable size and performance. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a CEO's pay is capped at a low level rather than flexibly tied to the performance of the Company.



          Limits on Executive Stock Options. Glass Lewis typically recommends that Glass Lewis' clients oppose caps on executive stock options.



          Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the board and specifically its compensation committee are in the best position to set policy on management compensation. Shareholders can hold the board's compensation committee accountable for the compensation awarded through the election of directors.



          Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company's pay is keeping pace with its performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views information about compensation at the aggregate level (e.g. number of employees being paid over a certain amount or in certain categories) potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.



SOCIAL AND CORPORATE RESPONSIBILITY



Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving if in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.



Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis' opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment issues. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.



          Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses. Board members are accountable to shareholders for the decisions they make about these issues when they face re-election.



          Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.



          Foreign Government Business Policies. Glass Lewis believes that worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that board members can be held accountable for these issues when they face re-election.



          Environmental Policies. Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, board members should be held accountable when they face reelection. They believe that part of the board's role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management's performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders. Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT



Kayne Anderson Rudnick Investment Management, LLC ("KAR") acknowledges its fiduciary responsibility to vote proxies in a manner that ensures to the exclusive benefit of the underlying participants and beneficiaries, while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. The principles for voting proxies are as follows:



          1. KAR votes all proxies to, in its opinion, maximize shareholder value, which is defined as long term value accretion through dividend and price appreciation. In addition, KAR's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, KAR tends to vote non-shareholder-value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.



          2. KAR has responsibility for voting proxies. To assist in analyzing proxies, KAR subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of KAR's investment clients, KAR will override an ISS recommendation. An appropriate committee comprised of senior management will approve the override.



          3. Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.



          4. KAR may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the director of Compliance. Conflicts of interest are handled in various ways depending on the type and materiality.



ISS's proxy voting policies and procedures with respect to certain issues can be found on page [131].



CONFLICTS OF INTEREST



KAR may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, KAR may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. KAR and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients' proxies the following procedures are followed:



     - Where the ISS Proxy Voting Guidelines outline the firm's voting position, either as "for" or "against" such proxy proposal, voting is in accordance with the KAR's Proxy Voting Guidelines.

     - Where the ISS Proxy Voting Guidelines outline the firm's voting position to be on a "case-by-case basis" for such proposal, KAR will vote according to the ISS recommendation, unless special circumstances prevail.



SITUATIONS IN WHICH KAR MAY NOT VOTE PROXIES



KAR may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, KAR will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the firm, 4) where a proxy is received for a security the firm no longer manages (i.e., the firm had previously sold the entire position), or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").



Various accounts in which KAR has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Since title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

METROPOLITAN WEST CAPITAL MANAGEMENT



Metropolitan West Capital Management, LLC ("MetWest Capital") will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts in such manner as the firm deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. Gary W. Lisenbee, the lead strategist for the Small Cap Intrinsic Value strategy, is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.



Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital will resolve such conflict. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital is known to serve as a director or officer of a publicly traded company or (ii) companies that have a known material business relationship with MetWest Capital.



When voting proxies or acting on corporate actions for clients, the MetWest Capital's utmost concern is that all decisions be made solely in the best interest of its clients. MetWest Capital will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.



Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in the proxy statements, but will not be considered rigid rules. These Guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients.



CONFLICTS OF INTEREST



Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital shall resolve such conflict in the manner described below. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital or an affiliate of MetWest Capital is known to serve as a director or officer of a publicly traded company; (ii) companies that are affiliates of MetWest Capital or (iii) companies that have a known material business relationship with MetWest Capital.



- Vote in Accordance with the Guidelines. For routine proxy proposals (Approve/Oppose), MetWest Capital shall vote in accordance with its pre-determined voting policy, as stated in the Guidelines. For proxy proposals that are considered on a Case-by-Case basis, MetWest Capital will take action as described in items 2 or 3 below. For proxy proposals not described herein, MetWest Capital will take action as described in items 2 or 3 below;



- Obtain Consent of Clients. MetWest Capital shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of MetWest Capital's conflict to enable the clients to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, MetWest Capital will abstain from voting the securities held by that client's account; or;



- Use of an Independent Third Party. Alternatively, MetWest Capital may forward all proxy matters in which MetWest Capital has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, MetWest Capital will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, MetWest Capital will abstain from voting the securities held by that client's account.



The Chief Investment Officer will review proxies received for conflicts of interest as part of MetWest Capital's overall vote review process. All material conflicts of interest identified by MetWest Capital will be addressed as described above.



GUIDELINES



Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in proxy statements, but will not be considered rigid rules. These Guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients.



ANTI-TAKEOVER PROVISIONS



          Proposals to stagger board members' terms. Approve.



          Proposals to limit the ability of shareholders to call special meetings. Approve.



          Proposals to require super majority votes. Oppose.



          Proposals regarding "poison pill" provisions. Oppose.



          Permitting "green mail." Oppose.



DIRECTORS



          Election of directors recommended by management, except if there is a proxy fight. Approve.



          Ratification of director's actions on routine matters since previous annual meeting. Approve.



          Limiting directors' liability. Approve.



          Eliminating director mandatory retirement policies. Case-by-case.



          Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested. Case-by-case.



APPOINTMENT OF AUDITORS



          Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies. Approve.



SHAREHOLDER VOTING RIGHTS



          Providing cumulative voting rights. Oppose.



          Confidential voting. Approve.



               Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their votes on proxy issues.



               The Company will generally approve these proposals, as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

CHANGES TO CAPITAL STRUCTURE



          Eliminate preemptive rights. Approve.



          Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S. and can restrict management's ability to raise new capital.



          MetWest Capital generally approves the elimination of preemptive rights but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.



          Option and stock grants to management and directors. Case-by-case.



COMPENSATION



          Employee Stock Purchase Plan. Approve.



          Establish 401(k) Plan. Approve.



          Pay directors solely in stocks. Case-by-case.



SOCIAL AND CORPORATE RESPONSIBILITY



          Limitation on charitable contributions or fees paid to lawyers.
Approve.



          "Social issues," unless specific client guidelines supersede. Case-by-case.



ANNUAL MEETINGS



          Date and place of annual meeting. Approve.



          Rotate annual meeting. Case-by-case.



SITUATIONS IN WHICH METWEST CAPITAL MAY NOT VOTE PROXIES



In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where MetWest Capital has determined that it is in the client's best interest, MetWest Capital will not vote proxies received. The following are some circumstances in which MetWest Capital will limit its role in voting proxies received on client securities:



     - Client Maintains Proxy Voting Authority. Where the client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, MetWest Capital will not vote the proxies and will direct the relevant custodian to send the proxy material directly to the client. If MetWest Capital receives any proxy material, MetWest Capital will promptly forward it to the client or specified third party.



     - Terminated Account. Once a client's account has been terminated with MetWest Capital in accordance with its investment advisory agreement, MetWest Capital will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.



     - Unjustifiable Costs. In certain circumstances, based on the results of a cost-benefit analysis, if MetWest Capital determines that the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal, MetWest Capital may abstain from voting.

SSGA FUNDS MANAGEMENT, INC.



SSgA Funds Management, Inc. ("SSgA FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. SSgA FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit SSgA FM's direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).



Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the SSgA FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the SSgA FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. SSgA FM retains the final authority and responsibility for voting.



In order to facilitate SSgA FM's proxy voting process, SSgA FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising SSgA FM as to current and emerging governance issues that SSgA FM may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.



From time to time, proxy votes will be solicited which fall into one of the following categories:



     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or



     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.



These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that SSgA FM will depart from its guidelines; these third parties are all treated as information sources. If they raise issues that SSgA FM determines to be prudent before voting a particular proxy or departing from our prior guidance to ISS, SSgA FM will weigh the issue along with other relevant factors before making an informed decision. In all cases, SSgA FM votes proxies as to which SSgA FM has voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, SSgA FM seeks to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, SSgA FM exercises greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.



In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the SSgA FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, SSgA FM examines the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.



POTENTIAL CONFLICTS



As discussed above, from time to time, SSgA FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, SSgA FM takes these potential conflicts very seriously While SSgA FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by SSgA FM's potential conflict, there are a number of courses SSgA FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of SSgA FM or its affiliates which are among the top 100 clients of SSgA FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").



When the matter falls clearly within the policies set forth above or the guidance previously provided by SSgA FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.



In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, SSgA FM will employ the services of a third party, wholly independent of SSgA FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for SSgA FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.



STATE OF INCORPORATION



Generally, SSgA FM votes against management on reincorporation in a state which has more stringent anti-takeover and related provisions; general updating of or corrective amendments to charter; and change in corporation name.



MERGERS AND RESTRUCTURINGS



SSgA FM generally votes:



          - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets



          - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

          - Against offers where, at the time of voting, the current market price of the security exceeds the bid price



          - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value



          -    For offers made at a premium where no other higher bidder exists



ANTI-TAKEOVER PROVISIONS



Generally, SSgA FM votes in support of management on elimination of "poison pill" rights; reductions in supermajority vote requirements; and adoption of anti-"greenmail" provisions.



Generally, SSgA FM votes against management on anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers; amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions and shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding.



ELECTION OF DIRECTORS



Generally, SSgA FM votes in support of management on election of directors who
(i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer



Generally, SSgA FM votes against management on proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.



Generally, SSgA FM votes against management on the election of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares



Generally, SSgA FM votes against management on the election of directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:



               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                    (iii) the director seeking reelection served on the Compensation Committee at the time; or



               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and
                    (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or



               - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or



               - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

APPOINTMENT OF AUDITORS



Generally, SSgA FM votes in support of management on the approval of auditors.



SSgA FM votes in support of shareholder-initiated mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent results of audits are reported to the audit committee.



SHAREHOLDER VOTING RIGHT



Generally, SSgA FM votes in support of shareholders on the establishment of confidential voting.



CHANGES TO CAPITAL STRUCTURE



Generally, SSgA FM votes in support of management on capitalization changes which eliminate other classes of stock and voting rights; and changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for US companies and no more than 100% of existing authorization for non-US companies.



Generally, SSgA FM votes against management on capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders; changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders.



COMPENSATION



Generally, SSgA FM votes in support of management on directors' and auditors' compensation; stock purchase plans with an exercise price of not less than 85% if fair market value; and stock option plans which are incentive based and not excessive. Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.



Generally, SSgA FM votes against management on Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive); and change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.



Generally, SSgA FM votes against shareholders on proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.



CORPORATE RESPONSIBILITY



SSgA FM votes against shareholder-initiated restrictions related to social, political or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact; and shareholder-initiated proposals which require inappropriate endorsements or corporate actions.

WELLINGTON MANAGEMENT COMPANY, LLP



The Funds for which Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Global Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues, it has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.



Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.



Wellington Management may be unable to vote or may determine not to vote proxy on behalf of an Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.



Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world. Wellington Management's Global Proxy Voting Guidelines set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.



MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES



Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.



If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

The following is a summary of certain of the Global Proxy Voting Guidelines.



COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS



          Election of Directors. Case-by-Case. Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.



          Adopt Shareholder Access/Majority Vote on Election of Directors. Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy. Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.



MANAGEMENT COMPENSATION



          Adopt/Amend Stock Option Plans. Case-by-Case.



          Adopt/Amend Employee Stock Purchase Plans. For.



          Approve/Amend Bonus Plans. Case-by-Case.



          In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not taxdeductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.



          Approve Remuneration Policy. Case-by-Case.



          Exchange Underwater Options. Case-by-Case.



          Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.



          Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.



          Shareholder Approval of Future Severance Agreements Covering Senior Executives. Cazse-by-Case. We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.



          Expense Future Stock Options. For.



          Shareholder Approval of All Stock Option Plans. For.



          Disclose All Executive Compensation. For.



REPORTING OF RESULTS



          Ratify Selection of Auditors and Set Their Fees. Case-by-Case.



          Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.



          Elect Statutory Auditors. Case-by-Case.



          Shareholder Approval of Auditors. For.



SHAREHOLDER VOTING RIGHTS



          Adopt Cumulative Voting. Against.



          We are likely to support cumulative voting proposals at "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.



          Shareholder Rights Plans. Case-by-Case.



          Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:



     -    Shareholder approval requirement



     -    Sunset provision



     - Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).



          Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).



          Authorize Blank Check Preferred Stock. Case-by-Case.



          We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.



          Eliminate Right to Call a Special Meeting. Against.



          Increase Supermajority Vote Requirement. Against.



          We likely will support shareholder and management proposals to remove existing supermajority vote requirements.



          Adopt Anti-Greenmail Provision. For.

          Adopt Confidential Voting. Case-by-Case.



          We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.



          Remove Right to Act by Written Consent. Against.



CAPITAL STRUCTURE



          Increase Authorized Common Stock. Case-by-Case.



          We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.



          Approve Merger or Acquisition. Case-by-Case.



          Approve Technical Amendments to Charter. Case-by-Case.



          Opt Out of State Takeover Statutes. For.



          Authorize Share Repurchase. For.



          Authorize Trade in Company Stock. For.



          Approve Stock Splits. Case-by-Case.



          We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.



          Approve Recapitalization/Restructuring. Case-by-Case.



          Issue Stock with or without Preemptive Rights. For.



          Issue Debt Instruments. Case-by-Case.



SOCIAL ISSUES



          Endorse the Ceres Principles. Case-by-Case.



          Disclose Political and PAC Gifts. Case-by-Case.



          Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.



               Require Adoption of International Labor Organization's Fair Labor Principles. Case-by-Case.



          Report on Sustainability. Case-by-Case.



MISCELLANEOUS



          Approve Reincorporation. Case-by-Case.



SITUATIONS IN WHICH WELLINGTON MANAGEMENT MAY NOT VOTE PROXIES

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.



          Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.



          Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.



          In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.



          Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for powers of attorney and consularization are examples of such circumstances.

ISS PROXY VOTING GUIDELINES SUMMARY



STATE OF INCORPORATION



          Reincorporation Proposals. Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.



MERGERS AND CORPORATE RESTRUCTURING



          Overall Approach. For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.



          Appraisal Rights. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.



          Asset Purchases. Vote CASE-BY-CASE on asset purchase proposals.



          Asset Sales. Vote CASE-BY-CASE on asset sales.



          Bundled Proposals. Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.



          Conversion of Securities. Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.



          Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans. Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.



          Formation of Holding Company. Vote CASE-BY-CASE on proposals regarding the formation of a holding company. Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:



     - Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");



     -    Adverse changes in shareholder rights.



          Going Private Transactions (LBOs, Minority Squeezeouts, and Going
Dark). Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk. Vote CASE-BY-CASE on "going dark" transactions.



          Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures.



          Liquidations. Vote CASE-BY-CASE on liquidations. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

          Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition. Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value.



          Private Placements/Warrants/Convertible Debentures. Vote CASE-BY-CASE on proposals regarding private placements. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.



          Spinoffs. Vote CASE-BY-CASE on spin-offs/



          Value Maximization Proposals. Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.



ANTI-TAKEOVER PROVISIONS



          Advance Notice Requirements for Shareholder Proposals/Nominations. Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.



          Amend Bylaws without Shareholder Consent. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.



          Poison Pills. Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:



     -    Shareholders have approved the adoption of the plan; or



     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.



Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient. Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.



          Shareholder Ability to Act by Written Consent. Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.



          Shareholder Ability to Call Special Meetings. Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



          Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

          Control Share Acquisition Provisions. Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares. Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.



          Control Share Cash-out Provisions. Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price. Vote FOR proposals to opt out of control share cash-out statutes.



          Disgorgement Provisions. Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions. Vote FOR proposals to opt out of state disgorgement provisions.



          Fair Price Provisions. Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.



          Freeze-out Provisions. Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.



          Greenmail. Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receive payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.



          Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.



          State Antitakeover Statutes. Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).



ELECTIONS OF DIRECTORS



          Voting on Director Nominees in Uncontested Elections. Vote CASE-BY-CASE on director nominees. WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);



     -    Sit on more than six public company boards;



     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.



WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:



     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;



     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;



     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;



     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;



     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;



     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;



     - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.



WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:



     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;



     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;



     -    The full board is less than majority independent.



WITHHOLD from the members of the Audit Committee if:



The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors); A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.



WITHHOLD from the members of the Compensation Committee if:



     - There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);



     - The company fails to submit one-time transfers of stock options to a shareholder vote;



     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;



     - The company has poor compensation practices, which include, but are not limited to:



               - Egregious employment contracts including excessive severance provisions;



               -    Excessive perks that dominate compensation;



               -    Huge bonus payouts without justifiable performance linkage;



               - Performance metrics that are changed during the performance period;

               - Egregious SERP (Supplemental Executive Retirement Plans) payouts;



               -    New CEO with overly generous new hire package;



               -    Internal pay disparity;



               - Other excessive compensation payouts or poor pay practices at the company.



WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.



          Voting for Director Nominees in Contested Elections. Vote CASE-BY-CASE on the election of directors in contested elections.



          Election of Directors (Mutual Fund Proxies). Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.



APPOINTMENT OF AUDITORS



Vote FOR proposals to ratify auditors, unless any of the following apply:



     - An auditor has a financial interest in or association with the company, and is therefore not independent,



     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or



     -    Fees for non-audit services ("Other" fees) are excessive.



Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant auditrelated issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.



SHAREHOLDER VOTING



          Confidential Voting. Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.



CHANGES TO CAPITAL STRUCTURE



          Adjustments to Par Value of Common Stock. Vote FOR management proposals to reduce the par value of common stock.



          Common Stock Authorization. Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.



     - In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

          Dual-Class Stock. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:



     - It is intended for financing purposes with minimal or no dilution to current shareholders;



     - It is not designed to preserve the voting power of an insider or significant shareholder.



          Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).



          Preemptive Rights. Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.



          Preferred Stock. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



          Recapitalization. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities).



          Reverse Stock Splits. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.



          Share Repurchase Programs. Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.



          Stock Distributions: Splits and Dividends. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.



          Tracking Stock. Vote CASE-BY-CASE on the creation of tracking stock.



COMPENSATION PLANS



          Equity Compensation Plans. Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:



     -    The total cost of the company's equity plans is unreasonable;



     - The plan expressly permits the repricing of stock options without prior shareholder approval;



     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or



     -    The plan is a vehicle for poor pay practices.



Each of these factors is further described below:



     - Cost of Equity Plans. Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).



     - Repricing Provisions. Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable. Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.



     -    Pay-for Performance Disconnect. Generally vote AGAINST plans in which:



          - there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);



          - the main source of the pay increase (over half) is equity-based, and



          -    the CEO is a participant of the equity proposal.



WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect. On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure.



     - Three-Year Burn Rate/Burn Rate Commitment. Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year. However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.



     - Poor Pay Practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. WITHOLD from compensation committee members if the company has poor compensation practices.



Specific Treatment of Certain Award Types in Equity Plan Evaluations.



          Dividend Equivalent Rights. Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.



          Liberal Share Recycling Provisions. Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.



          Transferable Stock Option Awards. For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.



Other Compensation Proposals and Policies.



          401(k) Employee Benefit Plans. Vote FOR proposals to implement a 401(k) savings plan for employees.



          Director Compensation. Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.



On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:



     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.



     -    Vesting schedule or mandatory holding/deferral period:



               - A minimum vesting of three years for stock options or restricted stock; or



               - Deferred stock payable at the end of a three-year deferral period.



     -    Mix between cash and equity:



               - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or



               - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.



     - No retirement/benefits and perquisites provided to non-employee directors; and



     - Detailed disclosure provided on cash and equity compensation delivered to each nonemployee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.



          Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.



          Disclosure of CEO Compensation-Tally Sheet. Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided. See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.



          Employee Stock Ownership Plans (ESOPs). Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).



          Employee Stock Purchase Plans-- Qualified Plans. Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:



     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and



     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.



Vote AGAINST qualified employee stock purchase plans where any of the following apply:



     -    Purchase price is less than 85 percent of fair market value; or



     -    Offering period is greater than 27 months; or



     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.



          Employee Stock Purchase Plans-- Non-Qualified Plans. Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:



     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);



     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;



     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;



     - No discount on the stock price on the date of purchase since there is a company matching contribution.



Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.



          Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals). Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.



          Option Exchange Programs/Repricing Options. Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options. Vote FOR shareholder proposals to put option repricings to a shareholder vote.



          Stock Plans in Lieu of Cash. Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock. Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange. Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.



          Transfer Programs of Stock Options. One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval. Vote CASE-BY-CASE on one-time transfers. Vote FOR if:



     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;



     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.



Shareholder Proposals on Compensation.



          Disclosure/Setting Levels or Types of Compensation for Executives and Directors. Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.



          Option Expensing. Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.



          Option Repricing. Vote FOR shareholder proposals to put option repricings to a shareholder vote.



          Pension Plan Income Accounting. Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.



          Performance-Based Awards. Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:



     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);



     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.



          Severance Agreements for Executives/Golden Parachutes. Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.



          Supplemental Executive Retirement Plans (SERPs). Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.



SOCIAL AND CORPORATE RESPONSIBILITY



Consumer Issues and Public Safety.



          Animal Rights. Generally vote AGAINST proposals to phase out the use of animals in product testing unless:



     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;



     - The company has been the subject of recent, significant controversy related to its testing programs.



          Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:



     - The company has already published a set of animal welfare standards and monitors compliance;



     - The company's standards are comparable to or better than those of peer firms; and



     - There are no serious controversies surrounding the company's treatment of animals.



          Drug Pricing. Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing.



          Drug Reimportation. Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.



          Genetically Modified Foods. Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients. Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.



          Handguns. Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.



          HIV/AIDS. Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it. Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.



          Predatory Lending. Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight.



          Tobacco. Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis.



Stronger product warnings:



          Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.



Investment in tobacco stocks:

          Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.



          Toxic Chemicals. Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.



Environment and Energy.



          Arctic National Wildlife Refuge. Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:



     - New legislation is adopted allowing development and drilling in the ANWR region;



     -    The company intends to pursue operations in the ANWR; and



     - The company does not currently disclose an environmental risk report for their operations in the ANWR.



          CERES Principles. Vote CASE-BY-CASE on proposals to adopt the CERES Principles.



          Concentrated Area Feeding Operations (CAFOs). Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:



     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or



     -    The company does not directly source from CAFOs.



          Environmental-Economic Risk Report. Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance.



          Environmental Reports. Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.



          Global Warming. Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.



          Kyoto Protocol Compliance. Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:



     -    The company does not maintain operations in Kyoto signatory markets;



     - The company already evaluates and substantially discloses such information; or,



     - Greenhouse gas emissions do not significantly impact the company's core businesses.



          Land Use. Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

          Nuclear Safety. Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:



     - The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;



     - The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or



     - The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.



          Operations in Protected Areas. Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:



     - The company does not currently have operations or plans to develop operations in these protected regions; or,



     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.



          Recycling. Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy.



          Renewable Energy. In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business. Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.



          Sustainability Report. Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:



     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or



     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.



General Corporate Issues.



          Charitable/Political Contributions. Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:



     - The company is in compliance with laws governing corporate political activities; and



     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.



Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions. Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.



          Link Executive Compensation to Social Performance. Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.



          Outsourcing/Offshoring. Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing.



Labor Standards and Human Rights.



          China Principles. Vote AGAINST proposals to implement the China Principles unless:



     - There are serious controversies surrounding the company's China operations; and



     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).



          Country-specific Human Rights Reports. Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:



     -    The nature and amount of company business in that country;



     -    The company's workplace code of conduct;



     -    Proprietary and confidential information involved;



     -    Company compliance with U.S. regulations on investing in the country;



     -    Level of peer company involvement in the country.



          International Codes of Conduct/Vendor Standards. Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:



     - The company does not operate in countries with significant human rights violations;



     -    The company has no recent human rights controversies or violations; or



     - The company already publicly discloses information on its vendor standards compliance.



          MacBride Principles. Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles.



Military Business.



          Foreign Military Sales/Offsets. Vote AGAINST reports on foreign military sales or offsets



          Landmines and Cluster Bombs. Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production. Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production.



          Nuclear Weapons. Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

          Operations in Nations Sponsoring Terrorism (e.g., Iran). Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state.



          Spaced-Based Weaponization. Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:



     -    The information is already publicly available; or



     -    The disclosures sought could compromise proprietary information.



Workplace Diversity.



          Board Diversity. Generally vote FOR reports on the company's efforts to diversify the board, unless:



     - The board composition is reasonably inclusive in relation to companies of similar size and business; or



     - The board already reports on its nominating procedures and diversity initiatives.



Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies. Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board.



          Equal Employment Opportunity (EEO). Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:



     -    The company has well-documented equal opportunity programs;



     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and



     -    The company has no recent EEO-related violations or litigation.



Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.



          Glass Ceiling. Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:



     - The composition of senior management and the board is fairly inclusive;



     - The company has well-documented programs addressing diversity initiatives and leadership development;



     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and



     - The company has had no recent, significant EEO-related violations or litigation.



          Sexual Orientation. Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                                   APPENDIX A


  SPECIAL CONSIDERATIONS RELATED TO MUNICIPAL SECURITIES IN WHICH THE TAX-FREE
    CALIFORNIA FUND, TAX-FREE MINNESOTA FUND AND THE TAX-FREE NEW YORK FUND,
                            RESPECTIVELY, CAN INVEST.



     SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES



     GENERAL



     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of California (for purposes of this section only, the "State"), and it does not purport to be a complete description of such factors. It is intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers. For purposes of this section only, The Hartford Tax-Free California Fund may be referred to as the "Fund."



          Because the Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the Fund. State or local government obligations, as well as interest income to the Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.



          The following summary is based primarily upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. The information has not been updated, however, from that provided by the State. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.



      ECONOMIC FACTORS



          California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into recession, which was concentrated in the state's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered with 604,800 jobs gained between July 2003 and May 2006 compared with 367,600 jobs lost between January 2001 and July 2003.

     Both the California economy and the national economy improved in 2005 and the first five months of 2006. National economic output grew by 3.5% in 2005; a solid gain coming on top of an even better 4.2% increase in 2004. The national economy was not as strong in the second half of 2005 as it was in the first half, however. Hurricane destruction, high energy costs, rising interest rates, and a cooling housing sector sapped some of its vitality, and economic output grew at an annualized rate of only 1.7% in the fourth quarter of 2005. The economy rebounded in the first quarter of 2006, but monthly data as of June 29, 2006 suggest that growth decelerated again in the second quarter. The slowing of economic growth is reflected in average monthly job growth, which so far, as of June 29, 2006, is smaller than the average gain in all of 2005. Smaller increases in construction employment account for about a third of the decline in job gains. Still, job gains remain widespread across major industry sectors, and the national unemployment rate has continued to decline, reaching 4.6% in May. The cooling of the nation's housing sector is evident in new and existing home sales, which after reaching record annual highs last summer, have trended downward. In addition, single-family housing starts, after reaching a record annual high in 2005, have fallen by 13% since January 2006. Rising energy prices have boosted measures of general inflation in the last two years, but until recently, measures of general inflation that exclude energy prices were quite stable. Now, however, even these measures are showing signs that inflation is picking up--a development that is of concern to the Federal Reserve.



     Adjusted for inflation, California economic output grew by 4.4% in 2005, the 15th best performance of the 50 states. California total personal income increased by 6.3% in 2005, down somewhat from 6.6% growth in 2004, but slightly better than the average gain in personal income from 1998 to 2004. Wage and salary income expanded by 6.5% in 2005, stronger than the 6% gain in 2004. Statewide taxable sales grew by 5.9% in 2005, in line with personal income growth but down from the 8.7% gain in taxable sales in 2004. Made-in-California merchandise exports expanded by 6.2% in 2005 and were 7.3% percent higher than a year earlier in the first quarter of 2006. Increased exports to Mexico, Japan and mainland China accounted for over three-quarters of the total gain in exports. Mainland China was the fourth largest recipient of California merchandise exports in the first quarter.



     As in the national economy, high energy costs, rising interest rates and a cooling housing sector slowed California economic growth in the first five months of 2006. Average monthly job gains fell from 24,000 in all of 2005 to 9,000 in the first five months of 2006. About half of the decline was due to a loss of 11,400 construction jobs, which was in part due to rainy weather. Still, unemployment was low in May at 5%, down from 5.4% a year earlier.



     Existing home sales fell for the second straight quarter in the first quarter of 2006, pushing them 18% below year-ago sales. At $549,000, the median price of existing single-family homes sold in the first quarter of 2006 was essentially unchanged from the third quarter of 2005. Residential permits were down 13% from a year earlier in the first five months of 2006, with single-family permits off 19% but multifamily permits up 6%. The valuation of nonresidential building permits rose by 22% in the first five months of 2006, however. The 2006 May revision to the 2006-07 Governor's Budget ("2006 May Revision"), recounted below, projected that national output growth will slow somewhat in 2006 and again in 2007. California personal income growth is expected to slow slightly in 2006 and more so in 2007. National housing starts and California housing permits are projected to fall in both years.



     The 2004-05 Governor's budget projected an estimated shortfall of $17 billion, $15 billion of which represented an ongoing projected structural imbalance between then-current-law revenues and expenditures in 2004-05 and beyond. The remaining $2 billion reflected a shortfall in the current year budget. However, the budget did not fully address the State's ongoing budget problem -- leaving an estimated $6 billion shortfall between expenditures and revenues in 2005-06. The budget proposed spending cuts, a large shift of property taxes from local governments, as well as additional borrowing, deferrals, and fund shifts. The proposed budget also sought to avoid imposing new taxes. The 2004 May Revision to the 2004-05 Governor's Budget ("2004 May Revision") noted that after voter approval of Propositions 57 (regarding issuance of an emergency recovery bond) and 58 (the California Balanced Budget Act, which requires, among other things, the enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues) in March 2004, the State was only left with a $12 billion fiscal shortfall.



     The 2004 Budget Act was passed by the Legislature and signed by the Governor on July 31, 2004. The 2004-2005 Budget addressed the $15 billion initially projected budget gap with a combination of program savings, borrowing, local government contributions, and funding shifts. In addition, the budget included a significant number of one-time or limited-term solutions, and has obligated additional spending in future years. It provided for a two-year $1.3 billion diversion of property taxes and incorporated most of the Governor's earlier agreement with local governments. It included a roughly $2 billion reduction in Proposition 98 funding relative to the minimum guarantee, and significant fee increases in higher education. It contained the 2004 May Revision proposals related to court-ordered punitive damage awards and pension obligation bonds, and it assumed the sale of $11.3 billion in Proposition 57 bonds. It also assumed that proceeds from tribal gaming related bond sales will be used to repay a loan from the Traffic Congestion Relief Fund.



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     CURRENT STATE BUDGETS



     The discussions below of fiscal year 2005-06 and 2006-07 budgets are based on estimates and projections of revenues and expenditures for the current fiscal year as supplied by the State, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the proposed 2006-07 Governor's Budget, which may be affected by numerous factors, including future economic conditions in the State and the nation, and the State indicates that there can be no assurances that these estimates will be achieved.



     Fiscal Year 2005-06 Budget



     Background. On January 10, 2005, Governor Schwarzenegger presented his budget for fiscal year 2005-06. The 2005-06 Governor's Budget attempted to close the gap in the estimated $8.6 billion budget shortfall through borrowing as well as significant program savings, specifically in K-12 education, social services, transportation, and employee compensation. The proposal did not include new tax increases. The budget assumed that economic growth would continue at a moderate pace, with jobs and personal income benefiting from an accelerated pace of hiring by businesses.



     May Revision. The 2005 May Revision to the 2005-06 Governor's Budget (the "2005 May Revision") projected about $4.2 billion in added revenues, $4 billion of which was expected to be generated from improved economic activity. The budget projected revenues of $83.9 billion, while expenditures were proposed to total $88.5 billion, thus generating an operating shortfall of $4.6 billion during 2005-06. This was expected to draw the current reserve of $6.1 billion down to $1.4 billion by the close of the budget year. The 2005 May Revision also assumed that growth at both the national and state levels would slow some from the pace in 2004, reflecting the impacts of high energy costs and rising interest rates on consumer spending and business investment.



     The main features of the 2005-06 Governor's Budget are as follows:



     1. The budget proposed total spending in 2005-06 of $109 billion, representing a 4.4% increase from 2004-05. General Fund spending was expected to increase from $82.3 billion to $85.7 billion, while special funds spending was projected to rise from $22.1 billion to $23.3 billion. General Fund revenues and transfers were expected to increase by 7.1% (from $78.2 billion to $83.8 billion), while expenditures were forecast to grow by 4.2% (from $82.3 billion to $85.7 billion). The budget assumed the $1.9 billion gap between revenues and expenditures would be covered primarily by $1.7 billion in proceeds from a new deficit-financing bond sale, leaving a 2005-06 year-end reserve of $500 million.



     2. Proposed loans and borrowing included about $765 million related to a proposed pension obligation bond sale.



     3. The budget's proposed spending levels on health services programs for 2005-06 represent an increase of $3.4 billion, or almost 24% since 2002-03. The increase corresponds to an average annual growth rate of about 7.4%. Much of the increase in expenditures has resulted from an increased number of cases and elevation of costs. Notably, federal support for health services programs has also grown by about $2.2 billion or 11% over the period, but it has not grown as much as General Fund spending. The 2005-06 Budget assumes that $22 billion, about 51% of the $43 billion in total expenditures proposed for health services programs for the fiscal year, will come from the federal government. It is anticipated that there will be some negative fiscal repercussions from the federal financial contribution to California's health services programs at first due to the cost of implementing some of the requirements of the new federal laws.



     4. The budget proposed to modify Proposition 98 spending by eliminating the ability to suspend the proposition's minimum funding requirement with a two-thirds vote of the Legislature. The budget also proposed to eliminate the "Test 3" factor, which would reduce the growth rate of Proposition 98 funding during low revenue years.



     5. The budget proposed about $5 billion for resources and environmental protection, a reduction of $1.9 billion from estimated 2004-05 expenditures.



     The 2005 May Revision proposed to reduce the amount of new or existing budgetary debt by $2.5 billion, primarily through elimination of the planned 2005-06 sale of deficit-financing bonds and prepaying one-half of the VLF "gap" loan, which is due in full to local governments in 2006-07. It also proposed to increase funding for programs by a net amount of $1.7 billion. This increase primarily consisted of the restoration of the Proposition 42 transfer of General Fund sales taxes to transportation special funds, a restoration of funding for the senior citizens' property tax and renters' tax relief programs, and one-time funds for K-14 education. Finally, the 2005 May Revision retained most of the program savings proposed in January in education, social services, and state employee compensation.



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     The 2005 May Revision revenue forecast contained two groups of adjustments relative to the January projection. The first group reflected large upward revisions in the revenue estimates attributable to traditional economics-related factors, including increases of $0.1 billion in prior years (and reflected in the carry-in balance), $2.7 billion in the current year and over $1.1 billion in the budget year, for a three-year total of $4 billion. The second group reflected a net increase of $180 million in amnesty-related tax payments relative to the January forecast, including an increase of $3.6 billion in the prior-year revenues (and thus included in the carry-in balance to 2004-05), and offsetting decreases of $1.5 billion in 2004-05 and $1.1 billion in 2005-06.



     2005 Budget Act



     While the 2005 May Revision listed revenues and transfers as $83.9 billion, the 2005-06 Budget as it was enacted lists $84.5 billion in revenues and transfers. The expenditures reflected in the 2005 May Revision of $88.5 billion were increased in the 2005-06 Budget as enacted to $90 billion. The Special Fund for Economic Uncertainties was reduced from the 2005 May Revision amount of $1,414.5 billion to $1,302.2 billion and the amount allocated for "Other Reserves" was maintained at $641.5 million.



     The 2005 Budget Act imposes no new taxes and authorizes no new borrowing. In addition, the 2005 Budget Act provides a year-over-year increase of more than $3 billion for K-14 education for a total of nearly $50 billion. Estimated Proposition 98 funding per pupil increases to $7,402 in 2005-06, an increase of $379 per pupil from the revised 2004-05 level.



     The 2005 Budget Act provides for full funding in the amount of approximately $18 billion for road and bridge improvements in accordance with Proposition 42. Overall, state transportation revenues increased by $1.9 billion during 2004-2005.



     The 2005 Budget Act also provides funds to pay down the state's future debt by providing cities and counties funds that are owed to them one year earlier than state law requires. This payment goes beyond the 2005 May Revision by fully repaying local governments $1.2 billion owed to them, at the same time eliminating this amount from next year's budget.



     The 2005 Budget Act reflects the issuance of pension obligation bonds to fund approximately $525 million of the state's 2005-06 retirement obligation to the California Public Employees' Retirement System. This is intended to free up an equal amount of General Fund money and the General Fund will be responsible for all future bond redemption costs. The state will make interest-only payments of approximately $33.6 million from 2006-07 through 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27.



     The 2005 Budget Act also reflects a 5.2% increase in General Fund expenditures for legislative, judicial and executive agencies combined. Support for operation of the State's trial courts is reduced by approximately $24.6 million. The budget includes total Medi-Cal expenditures of $34.9 billion ($13 billion General Fund), an increase of $1.6 billion ($1.3 billion General Fund) over the revised 2004 Budget Act. The average monthly Medi-Cal caseload is expected to be 6,735,000 beneficiaries in 2005-06. This represents an increase of 1.7% above the expenditures from the revised 2004 Budget Act.



     The 2005 Budget Act forecasted that General Fund revenues and transfers will be $78.2 billion during 2004-05, which represents a 4.6% increase from 2003-2004, and $83.8 billion during 2005-06, which represents a 7.1% increase from 2004-2005. The 2005-06 Budget estimated that General Fund revenues in 2004-05 would amount to $39.5 billion in personal income tax, $25.1 billion in sales tax, and $8.6 billion in corporation tax. These tax revenues were forecasted to be $42.9 billion, $26.9 billion, and $9.0 billion, respectively, in 2005-06.



     The budget continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit the growth at the local government level. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in future years.



     Fiscal Year 2006-2007 Budget



     Background. On January 10, 2006, Governor Schwarzenegger presented his budget for fiscal year 2006-07. The 2006-07 Governor's Budget attempted to build upon the 2005-06 Governor's Budget by: continuing to hold the line against tax increases; not using the remaining $3.7 billion in Economic Recovery Bonds ("ERBs"); depositing the full amount of $920 million into the Budget Stabilization Account approved by voters in 2004 under Proposition 58 (half of this amount, or $460 million, is dedicated to early retirement of the ERBs under Proposition 57); making further progress on paying down the state's out-year debt by using $920 million of one-time revenues to pay down past loans from Proposition 42 earlier than required by law; and repaying $149 million in prior loans from 12 separate special funds.



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     May Revision. In the months following the release of the Governor's Budget for 2006-07 in January 2006, the State revenue picture improved dramatically. Total receipts during the January-through-April period exceeded the budget forecast by well over $4 billion, with more than $3 billion of that gain occurring in April alone. While some of the increase appeared to be related to one-time transactions, the 2006 May Revision projected that some of the increase was ongoing as well. Its revised forecast of General Fund revenues was up from the January estimate by $4.8 billion in 2005-06 and $2.7 billion in 2006-07, for a two-year increase of $7.5 billion.



     The 2006 May Revision proposed that the additional $7.5 billion be used in three major ways:



     1. The 2006 May Revision proposed that about $4.3 billion of the total be used for spending on State programs. This included: additional Proposition 98 spending of $2.9 billion; largely one-time spending for hospitals of $400 million for public health emergencies; and additional spending for the Department of Corrections and Rehabilitation of $500 million.



     2. The 2006 May Revision included an additional $1.6 billion in prepayments toward outstanding budgetary debt that had been accumulated in previous years. This included $1 billion toward outstanding deficit-financing bonds, as well as $600 million related to Proposition 98 settle-up payments and loans from special funds and local governments. Combined with $1.6 billion already proposed in January, the additional proposed payments brought the total amount of loan repayments in the 2006 May Revision to $3.2 billion.



     3. The 2006 May Revision included a 2006-07 year-end reserve of $2.2 billion, or $1.6 billion more than the $613 million proposed in January.



     2006 Budget Act



     The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and was signed by the Governor on June 30, 2006. The 2006 Budget Act enacted spending of about $127.9 billion, of which $101.3 billion will be from the General Fund, an increase of 9.2% over the prior year. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations). The 2006 Budget reflects a sharply improving fiscal picture, brought about by continued stronger-than-expected growth in General Fund revenues.



     Under the 2006 Budget Act, General Fund revenues and transfers are projected to increase 1.2%, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contains General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This includes more than $4.9 billion, or 4.7% of total General Fund resources available, to address the State's debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 is funded by using a large part of the 2005-06 ending fund balance. The June 30, 2007 reserve is projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion. The 2006 Budget Act also includes Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion.



     The 2006 Budget Act is substantially similar to the 2006 May Revision proposals. Compared to the 2006 May Revision, however, it also assumed $299 million greater revenues in 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contains the following major General Fund components:



     1. The 2006 Budget Act proposes $2.812 billion of repayments and/or prepayments of prior obligations.



     2. The 2006 Budget Act projects that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit is estimated at $3.3 billion.



     3. The 2006 Budget Act proposes Proposition 98 General Fund expenditures at $41.3 billion, which is an increase of $2.9 billion, or 7.5%, compared to the revised 2005-06 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $55.1 billion, which is an increase of $3.1 billion, or 5.9%. The 2006 Budget Act continues to propose to spend at the level of the Proposition 98 guarantee assuming that the 2004-05 suspension had only been $2 billion. It also continues to include $426 million above this level to implement Proposition 49. Furthermore, to resolve the pending lawsuit regarding Proposition 98 funding, the State has agreed to calculate the Proposition 98 guarantee consistent with the legislative intent language contained in Chapter 213, Statutes of 2004. As a result, the State will pay $2.9 billion in settle-up funding, comprised of approximately $1.6 billion and $1.3 billion to count toward the Proposition 98 guarantees for 2004-05 and 2005-06, respectively.



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     4.   The 2006 Budget Act proposes $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures are proposed at $40.5 billion (includes funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7%.



     5. The 2006 Budget Act proposes General Fund expenditures at $11.4 billion for higher education funding, an increase of $973 million, or 9.4%.



     6. The 2006 Budget Act proposes $29.3 billion General Fund to be spent on Health and Human Services programs, which is an increase of $2.5 billion, or 8.7%, from the revised 2005-06 estimate. This increase is primarily due to caseload, population and other workload increases as well as a one-time investment of $214 million ($180 million General
          Fund) on health care surge capacity needs.



     7. The 2006 Budget Act includes $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund). The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package would have provided $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Program and $122 million to cities and counties. There have been several lawsuits that have prevented the bonds from being sold to date, and the 2006 Budget Act instead repays $151 million of these loans to the State Highway Account in 2005-06 using cash already received from tribal gaming compacts. Bond proceeds in the amount of $849 million are now budgeted in 2006-07, which would provide $314 million to the State Highway Account, and would provide the same level of funding to the Traffic Congestion Relief Program, Public Transportation Account and cities and counties as was originally proposed.



     8. The 2006 Budget Act fully funds the transfer of an estimated $944 million to the Budget Stabilization Account ("BSA"), pursuant to Proposition 58. Half of this amount, or $472 million, will remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds.



     Cash Flow Requirements



          The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs").



          Coinciding with the sharp drop in State revenues in 2002-2003, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of anticipated State Department of Water Resources ("DWR") power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.



          By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs issued in 2002-2003 came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision assumed that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs.



          In February 2004, the State sold $2.0 billion in general obligation bonds, proceeds of which were used to finance construction projects. After voters approved Proposition 57 in March 2004, the State sold a then-record $7.9 billion in ERBs on May 5, 2004, the largest one-day municipal bond sale in U.S. history. The proceeds were used to meet the State's General Fund cash flow obligations for June 2004, which included payments due on nearly $11 billion in RAWs and $3 billion in RANs. In June 2004, the State sold



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nearly $3 billion more in additional ERBs. The net proceeds of the sale of ERBs was $11.3 billion. For the 2005-06 Fiscal Year, the State issued $3 billion of RANs which matured and were paid on June 30, 2006. The State may issue the remainder of the $15 billion in authorized ERBs in the current or future fiscal years, but the 2006 Budget Act assumes that no ERBs will be issued in fiscal year 2006-07. The State issued $1.5 billion of RANs in October 2006 in order to maintain adequate reserves to manage the state's cash flow requirements during fiscal year 2006-07. This is the smallest State RAN borrowing since 2000-01.



          Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the ERBs. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.



          In addition, approval of the Kindergarten-University Public Education Facilities Bond Act of 2004 (Proposition 55) in March 2004 authorized the State to sell $12.3 billion in general obligation bonds for construction and renovation of K-12 school facilities and higher education facilities. In November 2006, California voters also authorized the State to issue approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities (Proposition 84), in addition to approving the following general obligation bond measures:



     1. Nearly $20 billion for transportation improvements, air quality and port security (Proposition 1B).



     2.   $2.85 billion for housing and related programs (Proposition 1C).



     3. Approximately $10.4 billion for K-12 school modernization and construction ($7.3 billion), and higher education facilities ($3.1 billion) (Proposition 1D).



     4. Approximately $4 billion for flood control and prevention, levee repair and similar costs (Proposition 1E).



          According to the State's Office of the Treasurer, as of July 1, 2006, the State had approximately $48.8 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $31 billion remained unissued as of that date. General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of the long-term general obligation bonds outstanding. The State had outstanding approximately $7.4 billion variable rate general obligation bonds (which includes ERBs), representing about 15.1% of the State's total outstanding general obligation bonds as of July 1, 2006. The State's Department of Finance estimates that, on a cash basis, the General Fund will have General Fund cash and unused internal borrowable resources on June 29, 2007, after payments of the RANs, of approximately $14.2 billion.



          According to California's Legislative Analyst's Office, the 2005-06 Fiscal Year began with a prior-year carryover balance of $9.5 billion. This large balance is related to the sale of over $11 billion in deficit-financing bonds and other forms of budgetary borrowing in previous years, as well as the carryover of unanticipated revenues (associated with both higher tax liabilities and amnesty payments received in Fiscal Years 2003-04 and 2004-05. Revenues and expenditures were an identical $92.7 billion during 2005-06, leaving the fund balance at the end of the year at $9.5 billion, unchanged from the prior year. After accounting for $521 million in year-end funds encumbered by State agencies, the unencumbered year-end reserve was $9 billion. For Fiscal Year 2006-07, revenues are expected to increase to $94.4 billion, or 1.7%, and expenditures are expected to increase to $101.6 billion, or 9.5%. The $7.2 billion difference between expenditures and revenues is covered through the drawdown of the 2005-06 year-end reserve, leaving a remaining reserve of about $1.8 billion at the close of 2006-07. The Legislative Analyst's Office estimates, based on its out-year estimates of revenues and expenditures, that the imbalance between revenues and expenditures will in continue in 2007-08 and 2008-09 absent corrective action, with annual operating shortfalls in the range of $4.5 billion and $5 billion projected for this period.



     BOND RATINGS



          S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.



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          The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and more recently, the energy situation of 2001-2002, resulting in reductions of the ratings of the State's general obligation bonds by S&P, Moody's and Fitch. In April 2001, Fitch placed the State's rating on rating watch -- negative. Although S&P placed California's senior ratings on its "credit watch" list in January 2001, it removed the State from the list in June 2001, but warned that the State's financial outlook remained negative.



          In December 2002, the ratings of the State's general obligation bonds were further reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings of S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baa1," citing concerns over the State's recent action to cut the VLF fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties.



          In May 2004, Moody's upgraded California's rating to "A3." In August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." As of January 13, 2005, S&P's rating was "A," Moody's rating was "A3" and Fitch's rating was "A-." As of June 16, 2005, S&P's rating of California's general obligation bonds was "A," Moody's rating was "A3" and Fitch's rating was "A-." Additional improvement in the ratings of these bonds occurred steadily over the next several months. As of January 10, 2006, while the S&P rating of California's general obligation bonds stayed at "A," Moody's rating increased to "A2" and Fitch's rating increased to "A." As of November 14, 2006, S&P's rating increased to "A+," Moody's rating increased to "A1" and Fitch's rating increased to "A+." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.



          There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.



     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS



          Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the effects described below, among others.



          Constitutional Spending Limits. Shortly after being elected in October 2003, Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure.



          Proposition 58. On March 4, 2004, California voters approved an initiative known as Proposition 58, which amended Article XIII B of the California Constitution. The amendment provides for the following:



     1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues.



     2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency.



     3. Requires the Legislature to stop other action and act on legislation proposed to address the emergency.



     4.   Establishes a budget reserve.



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     5.   Provides that the California Economic Recovery Bond Act (Proposition
          57) is for a single object or work.



     6.   Prohibits any future deficit bonds.



     The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.



          Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.



          Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.



OBLIGATIONS OF OTHER ISSUERS



          Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.



          State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.



          In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs. The 2006 Budget Act includes $232.5 million (General Fund) and $1.7 million (special funds) to pay 2005-06 and 2006-07 claims for 38 noneducation mandates. The 2006 Budget Act suspends local agency obligations to carry out 29 mandates in the budget year and directs the Commission on State Mandates to reconsider two previous mandate determinations that found State reimbursable costs. The 2006 Budget Act starts the process of paying local governments for the large backlog of pre-2004-05 mandate claims. Specifically, the 2006 Budget Act provides $169.9 million (General Fund) to make the 2006-07 and 2007-08 payments toward the State's 15 year plan to retire this mandate debt. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced.



          Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed



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minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.



          Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.



          California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.



          Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.



     LEGAL PROCEEDINGS



          The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.



     OTHER CONSIDERATIONS



          Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.



     SPECIAL CONSIDERATIONS RELATING TO MINNESOTA MUNICIPAL SECURITIES



     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of Minnesota (the "State"), and it does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Hartford Mutual Funds II, Inc. has not independently verified the information.



     Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Each biennium ends on June 30 of an odd-numbered year and includes two fiscal years, each beginning on July 1 and ending on June 30. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.



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     There are no constitutional or statutorily provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.



     Economic forecasts released by the Minnesota Department of Finance are based upon national economic forecast models provided by Minnesota's national economic consultant, Global Insight Incorporated ("GII"). No Minnesota-specific forecast is used. The GII baseline forecast is then reviewed by Minnesota's Council of Economic Advisors and their findings are released in economic reports. The most recent economic forecast was released in February 2006. The forecast provides revised revenue and expenditure estimates for the current biennium (FY 2006-07) based on the most recent information about the national and State economic outlook.



     The February 2006 baseline forecast expected the U.S. economy to show strong growth in 2006, with a modest slowing in 2007. The consensus forecasts call for economic growth rates near 3% through the end of the biennium. The usual caveats regarding the absence of a major geo-political event remain in effect, and there is increasing concern that inflation might be worse than projected, forcing the Fed to push interest rates substantially higher. Some also are concerned about the possible negative impacts of an untidy ending to an apparently frothy housing market. But, absent a major geo-political shock accompanied by a dramatic surge in energy prices, an economic downturn seems unlikely. Nonetheless, the economy faces several legitimate short-term concerns that could potentially contribute to weaker real gross domestic product ("GDP") growth in 2007. The February 2006 baseline forecast from GII, the scenario GII considered to be the most likely at the time it was made, was the baseline for the February 2006 revenue and expenditure forecast. GII estimated potential GDP growth at 3.3% over the 2004 to 2007 period. Forecast growth rates for 2005 through 2007 are more or less consistent with the potential rate of growth. Inflation, as measured by the implicit price deflator for GDP, is expected to be moderate. The Blue Chip consensus forecast calls for real growth rates of 3.3% in 2006 and 3.1% in 2007.



     Generally, the structure of Minnesota's economy parallels the structure of the United States economy as a whole. Economists from the Minnesota Department of Finance note that national economic growth will not translate directly into economic activity in Minnesota. According to the February 2006 Economic Forecast released by the Minnesota Department of Finance, the State's income and employment growth will continue at a slower pace than the national averages for the FY 2006-07. In the four years since the end of the recession, payroll employment has increased by just 2.3%. During the second half of 2005, Minnesota payroll employment grew at an annual rate of just 0.4%. U.S. payroll employment, even with the disruptions from the hurricanes along the Gulf Coast, grew nearly twice as fast. Minnesota's population is growing slightly more slowly than the national average, but differences in population growth alone are not sufficient to explain the slower job growth. Labor force participation rates have also fallen slightly, particularly among teenagers. These data suggest that there has been some consolidation in the number of jobs, with the number of hours worked remaining constant, even though fewer are employed. Those explanations help explain the longer term trends, but are not satisfactory explanations of the stagnant labor market observed in the last half of 2005.



     On a positive note, during 2004 and 2005 Minnesota's unemployment rate was generally less than the national unemployment rate, averaging 4.6% in 2004 as compared to the national average of 5.6%. In the first 5 months of 2006, Minnesota's unemployment rate averaged 4.4% as compared to the national average of 4.8%. Furthermore, gross state product ("GSP") continues to be above the national average. Real GSP is an inflation-adjusted measure of each state's gross product that is based on national prices for the goods and services produced within that state. The U.S. Department of Commerce Bureau of Economic Analysis recently released data indicating that during the 1997-2004 period, real inflation adjusted GSP growth in Minnesota averaged 3.3% of average annual growth. Minnesota ranked 18th among states in real GSP growth rates for that period. In 2005 Minnesota had a per capita personal income ("PCPI") of $37,373. This PCPI was approximately 108% of the national average, $34,586.



     Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. According to the economic forecast released by the Minnesota Department of Finance in February, general fund resources for FY 2006-07 are currently projected to total $31.404 billion, $818 million (2.7%) more than the June 30, 2005 end-of-session estimates. Minnesota's financial outlook for FY 2006-07 has improved slightly since the November 2005 Economic Forecast. The forecast balance is now $181 million. The revenue forecast for the current biennium is up by $124 million. The forecast for five major taxes increased by just $14 million. Changes in forecasts for other taxes and non-tax revenue sources accounted for the majority of change in revenue. The largest changes came in higher forecasts for receipts from the mortgage taxes, the estate tax, investment income, fees, payments from the tobacco settlement and all other non-dedicated revenues. Projected spending fell by $57 million. Under current State law, $93 million of the projected balance is used to complete the buyback of the remaining portion of the education accounting shifts enacted in 2002 and 2003. The $93 million will be added to K-12 education aids spending for the biennium, reducing the recognition percentage from 10.8% to zero. After the shift buyback, an $88 million balance remains in the general fund. An additional $317 million remains in the Tax Relief Account.



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     General fund reserves remain unchanged from the November forecast with the cash flow account at $350 million and the budget reserve at $653 million. Forecast spending for the biennium is now expected to be $31.296 billion, $57 million (0.2%) less than that projected in November 2005. Individual income tax receipts for the 2006-07 biennium are now forecast to total $13.618 billion, down $129 million from November's estimate. Net sales tax collections for the 2006-07 biennium are now expected to reach $9.114 billion, $2 million less than that forecast in November. Net corporate franchise tax receipts during the 2006-07 biennium are now estimated to total $1.842 billion, $161 million (9.6%) more than that forecast in November, even though the Minnesota's Department of Revenue had indicated in 2005 that a decrease in net corporate income tax receipts was probable for the 2006-07 biennium due to a recent Minnesota Supreme Court decisions against Hutchinson Technology Inc., a Minnesota- based computer parts manufacturer. The decision, which dealt with out-of-state businesses and tax collection, reduced the projected corporation tax revenue forecast by $232 million.



     The February 2006 revenue planning estimates for the 2008-09 biennium project general fund current resources to total $33.315 billion, an increase of $1.911 billion (6.1%) over February's forecast for 2006-07 biennial general fund revenues, and net non-dedicated revenues to reach $32.520 billion, $2.069 billion more than is now forecast for 2006-07. Receipts from the five major taxes are projected to grow by 8.5% from the levels forecast for the 2006-07 biennium. Individual income tax receipts are up 12.1% and net sales tax receipts by 5.9%. February's general fund revenue planning estimates for the 2008-09 biennium are $140 million (0.4%) less than was projected in November. Estimates of future individual income tax receipts, sales tax receipts and motor vehicle sales tax receipts were all reduced from November's level. Those revenue reductions were partially offset by a further improvement in the outlook for corporate franchise tax receipts. Planning estimates for the next biennium, based on the February 2006 forecast adjusted for legislative action, indicate that there will be a structural balance of $628 million, meaning that projected total revenues, excluding any balances carried forward, would exceed total expenditures based on current law. The structural balance is does not take into account a proposed constitutional amendment that was passed in November 2006. The amendment will phase in dedication of the remaining 46% of motor vehicle sales taxes currently deposited in the general fund for transportation purposes. This provision will reduce the general fund revenue for the next biennium by $172 million. While wage and price inflation is included in revenue planning estimates for the next biennium, State law prohibits including a general inflation adjustment for projected expenditures. A general inflation adjustment of 1.9% and 2% for fiscal years 2008 and 2009, respectively, applied to total project spending, would add $954 million to expenditures for the next biennium.



     Minnesota is party to a variety of civil actions that could adversely affect the State's general fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. In the February 2006 forecast, GII cautions that the revenue planning estimates are only a guide to the level of future revenues, they are not a guarantee. GII assigns a probability of 55% to their baseline forecast for Minnesota. Their more pessimistic scenario containing more inflation and slower growth, but no recession, is assigned a 25% probability. A more optimistic scenario in which everything goes right and productivity growth continues very strong received a 20% probability. Members of Minnesota's Council of Economic Advisors agreed that Global Insight's baseline forecast was consistent with the consensus short term outlook for the U.S. economy. Council members were a little more nervous than GII about the inflation outlook over the next 18 months, but there was a general agreement with the baseline forecast for real growth. Council members were split on whether the short term forecast was more likely to be too optimistic or too pessimistic.



     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of the designated revenue source or the financial conditions of the underlying obligor. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota Municipal Bonds that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties impacting State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by the Tax-Free Minnesota Fund or the Tax-Free National Fund or the value or marketability of such obligations.



     Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund and Tax-Free National Fund. See "Taxes."



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     SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES



     GENERAL



     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of The State of New York and New York City (for purposes of this section only, sometimes referred to as the "State" and the "City," respectively), and it does not purport to be a complete description of such factors. Such information constitutes only a brief summary, does not purport to be a complete description and is based upon information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this SAI. Such information is subject to change resulting from the issuance of quarterly updates to the State's Annual Information Statement; the information has not been updated, however, and it will not be updated during the year. There can be no assurance that such changes may not have adverse effects on the State's or the City's cash flow, expenditures or revenues. The Hartford Mutual Funds, Inc. has not independently verified the information. For purposes of this section only, The Hartford Tax-Free New York Fund may be referred to as the "Fund."



     Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York State securities owned by the Fund. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.



     New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Since 2003, Federal and State government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.



     The September 11th terrorist attack had a more severe impact on the New York economy than on any other state. New York City is still recovering from the severity of the blow. However, there is evidence that the State economy has emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable. The most recent data continue to indicate that the State's economic momentum peaked during the first half of 2005, presaging the current national slowdown. Because of the State's position as a financial market capital, the State economy was expected to be more sensitive to the Federal Reserve's ongoing policy of monetary tightening than the economies of other states. While the health, education, professional and business services, and tourism sectors are expected to continue to lead State economic growth, the overall pace of growth is expected to slow going forward. Total State employment is projected to have grown 0.8% in 2006, followed by growth of 0.7% in 2007. Private sector employment growth is projected to slow to 0.8% in 2007, following growth of 1.0% for this year. Consequently, the State's Division of the Budget ("DOB") projects growth in State wages to slow from 6.3% in 2006 to 5.5% in 2007. Similarly, growth in total State personal income is now projected to slow to 5.4% for 2007 from 5.8% in 2006. The securities industry continues to be of vital importance to the State. Although the industry accounts for only 2.2% of all jobs in the State, it provides 11.2% of the wages paid. As the securities industry has emerged from its recent bear market, incomes--and most notably year-end bonuses--have risen sharply. Bonuses are now at record highs, having exceeded prior peak levels in 2000 when the downturn in the financial markets began. Per person personal income was much higher in downstate counties than the rest of the State in 2006, reflecting the higher wages and salaries paid by jobs in the downstate region. The rate of job growth in New York City (1.4%) exceeded the rates in other regions and in the State overall. The State's per person employment, wage, and total personal income continues to be higher than the country average, ranking fifth highest nationwide. The unemployment rate is projected to fall to 4.9% in 2006, as compared to 5.0% in 2005. It is projected to rise to 5.2% in 2007.



     The risks to New York's economic forecast are substantial. Interest rate risk and equity market volatility pose a particularly large degree of uncertainty for the State. Although it is DOB's view that the Federal Reserve's cycle of monetary tightening has ended, the effects of past interest rate increases continue to pose a risk to financial sector profits, particularly if IPO and merger and acquisition activity fall off more than anticipated. Lower than expected securities industry profits could result in lower bonus and wage income, the effects of which would ripple through the downstate regional economy. In addition, should the State's real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. A return to last summer's high energy prices poses a particular risk to the State's tourism sector. In contrast, should the national and world economies



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grow faster than expected, an upturn in equity markets and other financial market activity could result in higher wage and bonus growth than projected. In addition, stronger growth in U.S. corporate profits could boost State employment growth beyond current expectations.



     General Fund receipts, including transfers from other funds, are projected to total $51.2 billion in fiscal year 2007-08, an increase of $4 million from fiscal year 2006-2007. The similarity is mainly due to significant tax reductions enacted in 2006. Receipts are projected to grow by more than $1.8 billion in 2008-09 to total nearly $53 billion. The estimated growth in underlying tax receipts for 2006 through 2008 is consistent with average historical growth during the mature stages of economic expansion.



     Legislation enacted in 2003 currently requires the Local Government Assistance Corporation ("LGAC") to certify $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. The Legislature rejected the Executive Budget proposal to provide fiscal relief to New York City in a less costly way than having the State Tax Asset Receivable Corporation ("STARC") issue bonds to stretch out existing New York City debt from the 1970s to 2034 at an estimated cost of $5.1 billion. On March 31, 2006, LGAC certified the release of $170 million to be paid to New York City.



     In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that, if any such act or omission were to occur with respect to any possible bonds issued by New York City or its assignees, that act or omission would not constitute an Event of Default with respect to LGAC bonds. In June 2004, LGAC's Trustee, The Bank of New York, notified LGAC's bondholders of these amendments.



     GAAP BASIS FINANCIAL PLANS



     DOB prepares the General Fund and All Governmental Funds Financial Plans (the "Financial Plans") on a Generally Accepted Accounting Principles ("GAAP") basis in accordance with Governmental Accounting Standards Board ("GASB") regulations. The Financial Plans are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2005-06. In 2006-07, the General Fund Financial Plans project total revenues of $43.4 billion, total expenditures of $51.8 billion, and net other financing sources of $7.5 billion, resulting in an operating deficit of roughly $800 million and a projected accumulated surplus of $1.4 billion. The operating results primarily reflect the 2006-07 cash-basis surplus, the impact of enacted tax reductions on revenue accruals, and a partial use of the 2005-06 surplus to support 2006-07 operations.



     The Financial Plans for 2005-06 showed the State in a net positive overall asset condition of $49.1 billion. The net asset condition does not reflect liabilities for retiree health care costs that will be reported starting with the 2007-08 Financial Plans under a new accounting rule -- Governmental Accounting Standards Board Statement 45 ("GASB 45"). The State continues to review a preliminary report prepared by the State's consultants. The report indicates that as of April 1, 2006 the State's total unfunded long-term liability could be roughly $47 billion based on several actuarial cost methods, or up to $54 billion based on one method, with the liability amortized over a period of up to 30 years. Beginning with the fiscal year ending March 31, 2008, the total unfunded liability will be disclosed in the footnotes to the financial statements as a long-term obligation, but only the annual amortized value (currently projected at roughly $2.7 billion beyond the current pay-as-you-go amounts of $1 billion based on several actuarial methods and $5.1 billion based on one method) would be recognized in the financial statements.



     FINANCIAL PLANS FOR PRIOR FISCAL YEARS



     The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.



     Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the Office of the State Comptroller website at www.osc.state.ny.us.



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     FISCAL YEAR 2005-06 FINANCIAL PLANS



     In September 2006, the State Comptroller released the State's Comprehensive Annual Financial Report, prepared in accordance with GAAP, for fiscal year 2005-06. The financial statements for fiscal year 2005-06 reflect the implementation of Governmental Accounting Standards Board Statement 34 ("GASB 34").



     NET ASSETS. The State reported net assets of $49.1 billion, which reflects the State's investment in its capital assets. The $49.1 billion was comprised of $62.1 billion in capital assets reported net of related debt, and $7.3 billion in restricted net assets offset by an unrestricted net assets deficit of $20.3 billion. Net assets reported for governmental activities increased by $4.8 billion from a year ago, from $41.2 billion to $46.0 billion.



     Unrestricted net assets, the part of net assets that can be used to finance day to day operations without constraints established by debt covenants, enabling legislation, or other legal requirements, had a deficit of $20.3 billion as of March 31, 2006. The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future Tobacco Settlement Receipts ($4.3 billion); eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($4.3 billion); local highway and bridge projects ($3.1 billion); local mass transit projects ($2.3 billion); and a wide variety of grants and other expenditures not resulting in governmental capital assets ($720 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.



     Net assets for the State's business -type activities increased by 18.6%, from $2.6 billion in 2005 to $3.1 billion in 2006. The increase in net assets for business -type activities was caused primarily by employer contributions and other revenues exceeding unemployment benefit payments for the Unemployment Insurance Fund ($534 million), SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($29 million and $2 million, respectively), and offset by lottery losses of $74 million. As of June 30, 2005, $7.8 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.



     The State's total revenues for governmental activities of $107.4 billion exceeded its total expenses of $101.1 billion by $6.3 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $59.1 billion, including education aid transfers from the State lottery of $2.2 billion, grants and contributions of $36.6 billion, and revenues derived by those who directly benefited from the programs of $11.7 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $48.3 billion in 2006. The State paid for the remaining "public benefit" portion of governmental activities with $54.3 billion in taxes and $4.7 billion in other revenues including investment earnings.



     BUSINESS -TYPE ACTIVITIES. The cost of all business -type activities this year was $15.7 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $449 million because some activity costs were paid by: those directly benefiting from the programs ($10 billion), grants and contributions ($5.1 billion) and other miscellaneous revenue ($632 million). The increase in charges for services revenues was primarily caused by increases in Lottery ticket sales and tuition paid by out of state residents and an increase in student enrollment.



     STATE FUNDS. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $12.2 billion. Included in this year's total change in fund balance is an operating surplus of $1.6 billion in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $2.6 billion in personal income tax revenue, a $1 billion increase in business and other taxes and a $1 billion increase in miscellaneous revenues, offset by a $234 million decline in consumption and use tax revenue. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth, increased business profitability and increased consumer spending. The increase in General Fund revenues was offset by a $3.2 billion increase in expenditures. Local assistance expenditures increased by nearly $2.3 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased by $963 million primarily due to negotiated salary increases, increased health insurance costs and employer pension costs.



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     The State ended the 2005-06 fiscal year with a General Fund accumulated balance of $2.2 billion. The increase of the fund balance is primarily due to an increase in tax revenues as a result of an increase in the personal income tax rate and an improving State economy.



     CAPITAL ASSETS. As of 2006, the State had $84.9 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation and infrastructure which includes such assets as roads and bridges. This amount represents a net increase (including additions and deductions) of $745 million over last year.



     The State-owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions of GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,495 lane miles of highway and 7,809 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.2 billion in 2006.



     The State's 2006-2007 fiscal year capital budget calls for it to spend another $6.1 billion for capital projects, of which $3.5 billion is for transportation projects. To pay for these capital projects the State plans to use $204 million in general obligation bond proceeds, $3.1 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds and $1 billion in funds on hand or received during the year.



     DEBT ADMINISTRATION. The State has obtained long -term financing in the form of voter approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). One minor exception, Equipment Capital Leases and Building Capital Leases, which represent $369 million as of March 31, 2006, do not require Legislature or voter approval. The State administers its long -term financing needs as a single portfolio of State supported debt that includes general obligation bonds and other obligations of both its governmental activities and business -type activities. Most of the debt reported under business -type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities; thus, it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business -type activities combined, to include debt instruments, which result in a net variable rate exposure in an amount that does not exceed 15% of total outstanding State supported debt, and interest rate exchange agreements (Swaps) that do not exceed 15% of total outstanding State supported debt. At March 31, 2006, the State had $2.1 billion in State supported (net) variable rate bonds outstanding and $6.0 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. Also as of this date, variable rate bonds, net of those subject to fixed rate Swaps, were equal to 5.1% of the State supported bonded debt portfolio, and total Swap agreements of $6 billion equaled 14.5% of the total portfolio of bonded State supported debt. In addition, the State had $2.4 billion in convertible bonds that, at various dates in the future, can remain in a fixed rate mode, at net fixed rates to be established at future mandatory tender dates, or convert to a variable rate.



     As of March 31, 2005, the State had $47.1 billion in bonds, notes and other financing agreements outstanding compared with $47.5 billion last year, an decrease of $442 million. During fiscal year 2005-06, the State issued $5.7 billion in bonds, of which $3.7 billion were for refunding and $2 billion were for new borrowing.



     2006-07 FINANCIAL PLAN



     The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in the Enacted Budget Financial Plan. On May 12, 2006, DOB issued the Enacted Budget Financial Plan for the 2006-07 fiscal year. DOB issued the mid-year update to the Financial Plan on October 30, 2006 (the "Mid-Year Update").



     In the Enacted Budget Financial Plan, DOB projects General Fund receipts of $50.9 billion in fiscal year 2006-07, an increase of $3.7 billion from the prior fiscal year. In addition, DOB projects General Fund disbursements of $50.8 billion in the 2006-07 fiscal year, an increase of $4.6 billion from fiscal year 2005-06. DOB projects a change of $17 million in fund balances in the 2006-07 fiscal year. At the beginning of the 2006-07 budget cycle, the State faced potential General Fund budget gaps of $5.5 billion in 2007-08 and $6.1 billion in 2008-09. The recurring savings proposed in the 2005-06 Executive Budget reduced the gaps to $1.8 billion in both years.



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     General Fund receipts in 2007-08 are projected to increase by $495 million from the current fiscal year. Spending is expected to increase by $2.5 billion in fiscal year 2008-09. Medicaid growth of $2.1 billion is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, school aid spending is expected to increase by $558 million and State operations spending is anticipated to grow by $161 million in 2007-08.



     DOB projects that All Governmental Funds spending, which includes federal grants, will total $112.4 billion in 2006-07, an increase of $8.1 billion from the 2005-06 fiscal year.



     RESERVES/GENERAL FUND CLOSING BALANCE. The Enacted Budget Financial Plan projects a closing balance in the General Fund of $3.27 billion in 2006-07. The Mid-Year Update projects a closing balance of $3.12 billion, a reduction of $150 million in the General Fund. The closing fund balance is comprised of $1.025 billion in the permanent rainy day fund (the Statutory Rainy Day Reserve Fund), $21 million in the Contingency Reserve Fund, and $276 million in the Community Projects Fund.



     AUTHORITIES AND LOCALITIES



     METROPOLITAN TRANSPORTATION AUTHORITY



     The State Comptroller's Report on the Metropolitan Transit Authority ("MTA") issued on September 26, 2006 notes that, despite a record surplus in 2005, the MTA projects budget gaps of $875 million, $1.3 billion, $1.8 billion and $2.2 billion in years 2007 through 2010, respectively. Despite a significant increase in State aid and a tax revenue windfall from the real estate boom, these gap estimates are virtually the same size as those projected by the MTA 18 months ago because new spending needs have not been contained or offset with cost savings from management improvements. In its July 2006 Financial Plan (the "July Plan"), the MTA proposed a gap-closing program that relies heavily on prior-year cash surpluses to balance the 2007 budget and fare and toll increases and service cuts to narrow the gaps in subsequent years.



     The proposed 5% fare and toll increases would be implemented on January 1, 2007 and would be in addition to a 25% increase in subway, bus, and commuter rail fares and bridge and tunnel tolls and a 5% increase in such fares and tolls implemented in 2003 and 2005. The Comptroller's report issued on May 10, 2006 predicted, however, that favorable financial developments would permit the MTA to forgo the planned fair and toll increases. On September 20, 2006 the MTA Chairman announced that he would oppose service cuts or fare increases in 2007 because revenue collections in 2006 have been better than anticipated. The Comptroller's September report finds that the 2006 surplus will likely be $140 million higher than projected by the MTA in the July Plan.



     The Comptroller's September report also concludes that the MTA's reliance on debt to finance its capital program is placing extraordinary pressure on the operating budget and is the primary reason for the out-year budget gaps. By 2010, debt service is projected to increase by 86% from the 2005 level, and this growth accounts for more than 40% of the projected operating budget gaps. In addition, a number of capital projects, such as East Side Access, the Fulton Street Transit Center, the South Ferry Terminal and the Long Island Rail Road Signal Program are over budget and behind schedule.



     Under New York State law, subject to annual appropriation, the MTA receives operating assistance through dedicated taxes under the Dedicated Mass Transportation Trust Fund ("MTTF") and Metropolitan Mass Transportation Operating Assistance Fund ("MMTOA"). The MTTF receipts consist of a portion of the revenues derived from certain business privilege taxes imposed by the State on petroleum businesses, a portion of the motor fuel tax on gasoline and diesel fuel, and a portion of certain motor vehicle fees, including registration and non-registration fees. MMTOA receipts are comprised of 3/8 of 1% of the regional sales tax (increased on June 1, 2005 from 1/4 of 1%), a temporary regional franchise tax surcharge, a portion of taxes on certain transportation and transmission companies, and an additional portion of the business privilege tax imposed on petroleum businesses.



     Tax revenues are projected to average $3 billion annually during the financial plan period and account for almost one third of MTA revenues. These resources come from a 0.125% increase in the sales tax rate, a 20% increase in the mortgage recording tax rate in the 12-county MTA transportation district, higher motor vehicle fees, and a statewide transportation bond act. The new resources have enabled permit restoration, modernization, and network expansion projects for the MTA's capital program for 2005-2009 to move forward. The report noted that the MTA is expected to issue $9.3 billion in "new money" bonds to help finance the 2005-2009 capital program.



     Although ridership growth has lagged behind the projections made by the MTA at the beginning of the year, mass transit use grew by 1.1% during the first seven months of 2006. Bridge and tunnel crossings were projected to decline slightly in 2006 because of higher gasoline prices, and then increase at an average annual rate of only 0.3% during the balance of the Financial Plan period as compared to the same period in 2004.



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     NEW YORK CITY



     As required by law, the City prepares a four -year annual financial plan (the "Financial Plan"), which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap -closing programs for years with projected budget gaps. The City's current Financial Plan projects a balanced budget in the 2006 and 2007 fiscal years and budget gaps for each of the 2008 through 2010 fiscal years.



     Implementation of the Financial Plan is dependent upon the City's ability to market its securities effectively. Implementation of the Financial Plan is also dependent on the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") and the New York City Transitional Finance Authority ("TFA"). In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.



     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants which could have adverse effects on the City's cash flow or revenue.



     The City's four-year financial plan for fiscal years 2006-2009, submitted on July 6, 2005, was most recently revised by the November 2005 Financial Plan. Although the July 2005 plan projected budget gaps for fiscal years 2007 and 2008 of $4.5 billion each, the November 2005 Financial Plan projects a $1.7 billion surplus for fiscal year 2006. This number is based in part on a revised revenue forecast that is $2 billion higher than assumed in the July 2005 plan. These additional resources will allow the City to offset unanticipated costs associated with recent labor agreements, and to reduce the fiscal year 2007 budget gap from $4.5 billion to $2.3 billion. Despite the substantial improvement in the City's short-term fiscal outlook, however, the budget gaps for fiscal years 2008 and 2009 remain essentially unchanged from the July forecast, at about $4 billion.



     For the 2005 fiscal year, the City's General Fund had an operating surplus of $3.534 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2005 fiscal year is the twenty-fifth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.



     The City's expenses and capital budgets for the 2006 fiscal year were adopted on June 30, 2005. The Financial Plan, which was consistent with the City's expenses and capital budgets as adopted for the 2006 fiscal year, projected revenues and expenditures for the 2006 fiscal year balanced in accordance with GAAP, and projected gaps of $4.5 billion, $4.5 billion and $3.9 billion for fiscal years 2007 through 2009, respectively.



     In July 2006, the City submitted to the Control Board the Financial Plan for the 2006 through 2010 fiscal years. The Financial Plan reflects changes as a result of the City's expense and capital budgets for the 2007 fiscal year. The Financial Plan is a modification to the July 2005 Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on November 22, 2005, February 1, 2006 and May 5, 2006. The Financial Plan projects revenues and expenses for the 2006 and 2007 fiscal years balanced in accordance with GAAP, and projects gaps of $3.8 billion, $4.6 billion and $4.1 billion in fiscal years 2008 through 2010, respectively, after implementation of a gap-closing program described below.



     The Financial Plan reflects increases in projected net revenues since the July 2005 Financial Plan totaling $3.4 billion, $2.6 billion, $2.4 billion and $1.7 billion in fiscal years 2006 through 2009, respectively. Changes in projected revenues in fiscal years 2006 through 2009, respectively, include the following: (i) increases in projected net tax revenues of $4.0 billion, $2.3 billion, $1.8 billion and $1.8 billion, resulting primarily from increases in projected real estate transaction, personal income and business tax revenues, offset by decreases in real estate tax revenues; and (ii) increases in non-tax revenues of $357 million, $611 million, $98 million and $94 million. Changes in projected revenues also include the following: (i) decreases of $81 million in fiscal year 2006 and $223 million in each of fiscal years 2007 through 2009 as a result of changes in State funding methods for certain mental health services, fully offset by lowered expenditures for such services, and an addition to the disallowance reserve of $235 million in fiscal year 2006 to reflect ongoing audits of Medicaid reimbursements received by the Department of Education ("DOE"); (ii) a decrease in other tax revenues of $350 million reflecting retention by the TFA of personal income tax revenues in fiscal year 2006 to pay TFA debt otherwise maturing in fiscal year 2008, which increases personal income tax revenues by $16 million in fiscal year 2007 and $350 million in fiscal year 2008; and (iii) decreases in miscellaneous revenues of $454 million and $22 million in fiscal years 2008 and 2009, respectively, as a result of the delayed release and the receipt of additional TSRs.



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The Financial Plan also reflects, since the July 2005 Financial Plan, a decrease in projected net expenditures totaling $78 million in fiscal year 2006 and increases in projected net expenditures totaling $2.2 billion, $1.7 billion and $2.3 billion in fiscal years 2007 through 2009, respectively. Increases in projected expenditures since the July 2005 Financial Plan include: (i) increased labor costs reflecting settlements of labor negotiations, provision for similar increases for collective bargaining units not yet settled and subsequent increases in the out-years of the Financial Plan, totaling $669 million, $1.2 billion, $1.5 billion and $1.7 billion in fiscal years 2006 through 2009, respectively; (ii) increased energy costs of $60 million, $164 million, $186 million and $181 million in fiscal years 2006 through 2009, respectively; (iii) additional payments to the New York City Health and Hospitals Corporation
("HHC") of $390 million in fiscal year 2006 and $9 million in fiscal year 2009;
(iv) increased education expenditures of $137 million, $359 million, $328 million and $329 million in fiscal years 2006 through 2009, respectively; (v) increased agency spending of $759 million, $318 million and $310 million in fiscal years 2007 through 2009, respectively; (vi) the contribution of $1 billion in each of fiscal years 2006 and 2007 to a trust to advance-fund a portion of the future cost of health benefits for retirees; and (vii) increased funding for extended library service and youth summer jobs of $50 million in each of fiscal years 2007 through 2009. Decreases in projected expenditures since the July Financial Plan include: (i) a one-time decrease in Medicaid expenses of $450 million due to a change in accrual methods for Medicaid payments beginning in fiscal year 2006; (ii) decreased HHC-related expenditures of $119 million and $81 million in fiscal years 2007 and 2008; (iii) decreases in debt service costs of $150 million, $184 million, $176 million and $158 million in fiscal years 2006 through 2009, respectively; (iv) decreased agency spending of $34 million in fiscal year 2006; and (v) a reduction in prior year payables of $400 million and a reduction in the general reserve of $260 million in fiscal year 2006. The Financial Plan also reflects increases in State education aid of $35 million, $300 million, $337 million and $337 million in fiscal years 2006 through 2009, respectively. In addition, the Financial Plan reflects decreased pension contributions of $924 million and $567 million in fiscal years 2006 and 2007, respectively, and increased pension contributions of $165 million and $465 million in fiscal years 2008 and 2009, respectively, as a result of recently-enacted changes in actuarial assumptions and funding methodologies. The Financial Plan includes the proposed prepayment in fiscal year 2006 of $3.8 billion in debt service and other payments otherwise due in fiscal year 2007.



     The Financial Plan also reflects recent legislation that will provide State funding for the City's current five-year educational facilities capital plan in the amount of $6.5 billion. This includes $1.8 billion to be provided in the form of grants from the State as well as $4.7 billion of debt to be issued by the TFA that is expected to be paid from increased State aid to education. The Financial Plan does not reflect recent legislation authorizing the issuance of an addition $2 billion in bonds by the TFA for general City capital purposes.



     In addition, the Financial Plan sets forth a gap-closing program to eliminate the previously projected gap for the 2007 fiscal year and to reduce previously projected gaps for fiscal years 2008 and 2009 through reduced agency expenditures or increased revenues totaling $254 million, $283 million, $212 million and $211 million in fiscal years 2006 through 2009, respectively.



     The Financial Plan also reflects the $256 million cost in each of fiscal years 2008 and 2009 of the proposed extension of the property tax rebate for homeowners, which requires State legislative and City Council approval.



     The Financial Plan includes funding for all labor contract settlements in the 2002-2005 round of collective bargaining covering the vast majority of City employees. The Financial Plan also makes provision for wage increases, for all collective bargaining units not yet settled, consistent with the patterns established in the 2002-2005 round of collective bargaining. The Financial Plan makes provision for a fourth contract year with a 3.15% wage increase in that year and makes provision for 2% wage increases in each of the following two years and 1.25% wage increases annually thereafter for all City employees. The Financial Plan does not reflect the incremental cost associated with the recent tentative contract settlement with District Council 37 of the American Federation of Federal, State, County and Municipal Employees ("DC 37"), which covers the period from July 1, 2005 through March 2, 2008. That agreement provides for a retroactive increase of 3.15% effective July 1, 2005, followed by increases of 2% effective August 1, 2006 and 4% effective February 1, 2007. The application of the DC 27 settlement to all City employees would result in expenditures beyond those assumed in the Financial Plan of approximately $250 million, $450 million, $800 million and $950 million in fiscal years 2007 through 2010, respectively.



     The City is a leading center for the banking and securities industry, life insurance, communications, publishing, fashion design and retail fields. From 1989 to 1992, the City lost approximately 9% of its employment base. From 1993 to 2001, the City experienced significant private sector job growth with the addition of approximately 423,000 new private sector jobs (an average annual growth rate of approximately 2.0%). In 2002 and 2003, average annual employment in the City fell by approximately 108,600 and 51,800 jobs, respectively. In 2004 and 2005, average annual employment in the City increased by 18,600 and 49,000 jobs, respectively. As of June 2006, total employment in the City was approximately 3,673,700 compare to approximately 3,615,500 in June 2005, an increase of approximately 1.6%.



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     In 2004, the City's service producing sectors provided approximately 2.8 million jobs and accounted for approximately 78% of total employment. Figures on the sectoral distribution of employment in the City from 1980 to 2000 reflect a significant shift to the service producing sectors and a shrinking manufacturing base relative to the nation.



     The structural shift to the service producing sectors affects the total earnings as well as the average wage per employee because employee compensation in certain of those sectors, such as financial activities and professional and business services, tends to be considerably higher than in most other sectors. Moreover, average wage rates in these sectors are significantly higher in the City than in the nation. In the City in 2004, the employment share for the financial activities and professional and business services sectors was approximately 28% while the earnings share for that same sector was approximately 48%. In the nation, those same service producing sectors accounted for only approximately 19% of employment and 25% of earnings in 2004. Due to the earnings distribution in the City, sudden or large shocks in the financial markets may have a disproportionately adverse effect on the City relative to the nation.



     LITIGATION The City faces litigation on a number of fronts, particularly including the following. The City has estimated that its potential future liability on account of outstanding claims as of June 30, 2005 amounted to approximately $4.8 billion:



     The City continues to seek limitation of its liability in the Staten Island ferry accident of October 15,2003 to $14.4 million under an 1851 federal maritime law. As of November 2005, 99 cases totaling $3.4 million were settled. The City and its contractors face about $500 million in claims regarding debris removal work after the collapse of the World Trade Center on September 11, 2001. It is expected that any liability will be covered by the World Trade Center Captive Insurance Company, Inc., which was created with a $1 billion grant provided by the federal government.



     The City also faces a $214 million property damage claim by Con Edison and its insurers regarding the loss of an electrical substation when 7 World Trade Center collapsed, as well as an approximately $750 million claim for damages suffered at several different locations in the aftermath of September 11. The City filed a motion to dismiss this action, asserting that it was not responsible for the collapse. The motion was granted in January 2006. The action, however, is proceeding against other defendants, and the plaintiff intends to appeal the dismissal of its claim against the City when discovery is complete or at the conclusion of the case.



     In addition, the City faces an $800 million Article 78 proceeding and action from the United Federation of Teachers, the union that represents New York City public school teachers, alleging miscalculations resulting in underpayment of retirement benefits. The City has moved to dismiss the Article 78 proceeding and has submitted an answer in the action.



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                                   APPENDIX B


     The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     -    Liquidity ratios are adequate to meet cash requirements.

     Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

     - The issuer has access to at least two additional channels of borrowing.

     - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

     -    The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating "CI" is reserved for income bonds on which no interest is being paid.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     Note rating symbols are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

     MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

     AAA

     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA

     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A

     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB

     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     BB

     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B

     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3

     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B

     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

a.(i) Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

a.(ii)   Articles Supplementary dated March 14, 2007 (filed herewith)

b. By-Laws (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2003)

c.       Not Applicable

d.(i) Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

d.(ii) Investment Sub-Advisory Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

d.(iii) Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

d.(iv) Amendment Number 1 to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

e.(i) Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

e.(ii) Form of The Hartford Mutual Funds, Inc. and Hartford-Fortis Series Fund, Inc. Selling Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

f.       Not Applicable

g. Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 102 to Registration Statement on Form N-1A (File No. 002-11387) filed on March 15, 2007)

h.(i) Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

h.(ii) Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

h.(iii) Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006 )

h.(iv) Amended and Restated Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

i.       Opinion and Consent of Counsel (filed herewith)

j. Consent of Independent Registered Public Accounting Firm (filed herewith)

k.       Not Applicable

l.       Not Applicable

m. Rule 12b-1 Plan of Distribution (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

n. Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

o.       Not Applicable
p.(i) Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

p.(ii) Code of Ethics of Hartford Investment Management Company and Hartford Investment Services, Inc. (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

p.(iii) Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 93 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2005)

q. Power of Attorney (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

Item 24. Persons Controlled By or Under Common Control with Registrant

     As of April 30, 2007, any persons directly or indirectly under common control with The Hartford Mutual Funds II, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Delaware corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 23, 2007.

Item 25. Indemnification

     Article V, paragraph (f) of the Registrant's Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant's board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

     Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the

     Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding an who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph
     (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

     Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Hartford Investment Financial Services, LLC serves as investment adviser to each of the funds included in this Registration Statement.

                             Position with Hartford Investment
Name                              Financial Services, LLC                            Other Business
----                      --------------------------------------   -------------------------------------------------
Thomas M. Marra           President and Chief Executive Officer    Director, President and Chief Operating Officer
                          and Manager                              of Hartford Life, Inc. ("HL, Inc. ")(1); Chairman
                                                                   of the Board, Chief Executive Officer, Director
                                                                   and President of Hartford Life Insurance Company
                                                                   ("HLIC")(2); Chief Executive Officer, Manager and
                                                                   President of HL Investment Advisors, LLC(3) and
                                                                   Hartford Financial Services Group, LLC ("The
                                                                   Hartford")(4); and Director of Hartford
                                                                   Administrative Services Company ("HASCO")(5)

John C. Walters           Executive Vice President and Manager     Director, Executive Vice President of HLIC;
                                                                   Manager and Executive Vice President HL
                                                                   Investment Advisors, LLC and President of US
                                                                   Wealth Management at HL, Inc.

Colleen B. Pernerewski    Chief Investment Advisor and             Chief Compliance Officer of Separate Accounts of
                          Compliance Officer                       HLIC and Compliance Officer of HL Investment
                                                                   Advisors, LLC

David M. Znamierowski     Executive Vice President and Chief       Director and President of Hartford Investment
                          Investment Officer                       Management Company ("Hartford Investment
                                                                   Management") (6), Chief Investment Officer and
                                                                   Executive Vice President of HL, Inc. and The
                                                                   Hartford; Chief Investment Officer, Director and
                                                                   Executive Vice President of HLIC; Chief
                                                                   Investment Officer, Manager and Executive Vice
                                                                   President of HL Investment Advisors, LLC; and
                                                                   Chief Investment Officer of HASCO.

Robert M. Arena           Senior Vice President                    Chief Executive Officer and Senior Vice President
                                                                   of HASCO and Senior Vice President of HLIC and HL
                                                                   Investment Advisors, LLC

John N. Giamalis          Senior Vice President and Treasurer      Senior Vice President and Treasurer of HL Inc.,
                                                                   The Hartford, HASCO, HL, Inc., and HL Investment
                                                                   Advisors and Treasurer of Hartford Investment
                                                                   Management

Christopher J. Hanlon     Senior Vice President                    Senior Vice President of Hartford Investment
                                                                   Management and HLIC

William H. Davison, Jr.   Senior Vice President                    Director and Managing Director of Hartford
                                                                   Investment Management and Senior Vice President
                                                                   of HL Investment Advisors, LLC

Hugh T. Whelan            Senior Vice President                    Executive Vice President of Hartford Investment
                                                                   Management

Richard G. Costello       Vice President and Secretary             Vice President and Secretary of The Hartford,
                                                                   HASCO, HL Inc., HLIC, HL Investment Advisors, LLC

Edward C. Caputo          Vice President                           Assistant Vice President of Hartford Investment
                                                                   Management

Thomas D. Jones           Vice President                           Vice President of HLIC and HL Investment
                                                                   Advisors, LLC

Edward P. Macdonald       Vice President and Chief Legal Officer   Vice President and Chief Legal Officer of HL
                                                                   Investment Advisors, LLC

Kenneth A. McCullum       Senior Vice President                    Senior Vice President and Actuary of HLIC

Vernon J. Meyer           Vice President                           Vice President of HLIC and HL Investment
                                                                   Advisors, LLC

Tamara L. Fagely          Controller                               Chief Financial Officer and Vice President of
                                                                   HASCO and Vice President of HLIC

Todd G. Picken            Assistant Vice President and Assistant   Assistant Treasurer and Assistant Vice President
                          Treasurer                                of HLIC, HL Inc., The Hartford, HASCO and HL
                                                                   Investment Advisors, LLC

Elizabeth L. Schroeder    Assistant Vice President                 Assistant Vice President of HLIC and HL
                                                                   Investment Advisors, LLC

(1) The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

(2) The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.

(3) The principal business address for HL Investment Advisors, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.

(4) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

(5) The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.

(6) The principal business address for Hartford Investment Management is 55 Farmington Avenue, Hartford, CT 06105.

Item 27. Principal Underwriters

     Hartford Investment Financial Services, LLC ("HIFSCO") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HIFSCO is also the principal underwriter for The Hartford Mutual Funds, Inc.

The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

Name and Principal                                                                 Position and Offices with
Business Address                   Positions and Offices with Underwriter                  Registrant
------------------           -------------------------------------------------   -----------------------------
Thomas M. Marra(1)           President and Chief Executive Officer and Manager   Director

John C. Walters(1)           Executive Vice President and Manager                Vice President

Colleen B. Pernerewski(1)    Chief Investment Advisor and Compliance Officer     None

David M. Znamierowski(2)     Executive Vice President and Chief Investment       President, Chief Executive Officer
                             Officer                                             and Director

Robert M. Arena              Senior Vice President                               Vice President

John N. Giamalis(3)          Senior Vice President and Treasurer                 None

Christopher J. Hanlon(2)     Senior Vice President                               None

William H. Davison, Jr.(2)   Senior Vice President                               None

Hugh T. Whelan(2)            Senior Vice President                               None

Richard G. Costello(3)       Vice President and Secretary                        None

Edward C. Caputo(2)          Vice President                                      None

Thomas D. Jones(1)           Vice President                                      Vice President and Chief
                                                                                 Compliance Officer

Edward P. Macdonald(1)       Vice President and Chief Legal Officer              Vice President, Secretary and
                                                                                 Chief Legal Officer

Kenneth A. McCullum(1)       Vice President                                      None

Vernon J. Meyer(1)           Vice President                                      Vice President

Name and Principal                                                                 Position and Offices with
Business Address                   Positions and Offices with Underwriter                  Registrant
------------------           -------------------------------------------------   -----------------------------
Tamara L. Fagely(4)          Controller                                          Vice President, Treasurer and
                                                                                 Controller

Todd G. Picken(3)            Assistant Vice President and Assistant Treasurer    None

Elizabeth L. Schroeder(1)    Assistant Vice President                            None

(1)  The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

(2)  The principal business address is 55 Farmington Avenue, Hartford, CT 06105.

(3)  The principal business address is 690 Asylum Avenue, Hartford, CT 06115.

(4)  The principal business address is 500 Bielenberg Drive, Woodbury, MN 55125.

Item 28. Location of Accounts and Records

     Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29. Management Services

     Not Applicable

Item 30. Undertakings

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 30th day of May, 2007.

                                        THE HARTFORD MUTUAL FUNDS II, INC.


                                        By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                            Its: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                          TITLE                  DATE
---------                               ---------------------------   ------------


/s/ David M. Znamierowski               President and                 May 30, 2007
-------------------------------------   Chief Executive Officer
David M. Znamierowski


/s/ Tamara L. Fagely                    Controller & Treasurer        May 30, 2007
-------------------------------------   (Chief Accounting Officer &
Tamara L. Fagely                        Chief Financial Officer)


*                                       Director                      May 30, 2007
-------------------------------------
Lynn S. Birdsong


*                                       Chairman of the Board         May 30, 2007
-------------------------------------   and Director
Robert M. Gavin, Jr.


*                                       Director                      May 30, 2007
-------------------------------------
Duane E. Hill


*                                       Director                      May 30, 2007
-------------------------------------
Sandra S. Jaffee



*                                       Director                      May 30, 2007
-------------------------------------
William P. Johnston


*                                       Director                      May 30, 2007
-------------------------------------
Lemma W. Senbet


*                                       Director                      May 30, 2007
-------------------------------------
Thomas M. Marra


*                                       Director                      May 30, 2007
-------------------------------------
Phillip O. Peterson


*                                       Director                      May 30, 2007
-------------------------------------
Lowndes A. Smith


/s/ Edward P. Macdonald                                               May 30, 2007
---------------------------
* By Edward P. Macdonald
  Attorney-in-fact

* Pursuant to Power of Attorney (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

                                  EXHIBIT INDEX

a.(ii) Articles Supplementary dated March 14, 2007

i.   Opinion and Consent of Counsel

j.   Consent of Independent Registered Public Accounting Firm